UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

|_|      No fee required.

|_|      Fee  computed  on  table  below  per  Securities   Exchange  Act  Rules
         15a-6(i)(4) and 0-11.*

|X| Fee paid previously with preliminary materials.
         (1)     Title of each class of securities to which transaction applies:
                      Common stock of Southern Security Life Insurance
                      Company.
         (2)     Aggregate number of securities to which transaction applies:
                      490,816 shares of common stock.
         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                      $3.84 per share of common stock.
         (4)     Proposed maximum aggregate value of transaction:
                      $1,884,733
         (5)     Total fee paid:
                      $238.80

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:                                     $238.80
         (2) Form, Schedule or Registration
             Statement No.:                                      Schedule 13E-3,
                                                                File No. 5-08486
         (3) Filing Party:              Southern Security Life Insurance Company
         (4) Date Filed:                                      September 28, 2004

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746


                                December __, 2004





Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend a special meeting of stockholders of Southern Security Life Insurance Company (the "Company") to be held on December __, 2004, at 10:00 a.m., Eastern Standard Time, at 755 Rinehart Road, Lake Mary, Florida.

         The formal notice of the special meeting and the proxy statement has been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the period ended September 30, 2004.

         At the special meeting, you will be asked to consider and vote upon the Agreement and Plan of Reorganization dated as of August 25, 2004, by and among, the Company, Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a privately-held company and wholly-owned subsidiary of Security National Life Insurance Company and (ii) the unaffiliated stockholders of the Company, holding an aggregate of 490,816 shares of common stock, becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common stock of the Company, or an aggregate of $1,884,733. Security National Financial Corporation, through its affiliates, Security National Life Insurance Company and SSLIC Holding Company, owns 76.7% of the Company's outstanding common shares, thus assuring stockholder approval of the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is included as Appendix A to these materials.

         Following the completion of the merger, the Company will continue its operations as a privately-held company, wholly owned by Security National Life Insurance Company. Security National Life Insurance Company is a wholly owned subsidiary of Security National Financial Corporation. If the merger is completed, the Company's common stock will no longer be eligible for trading on the Nasdaq SmallCap Market. After the merger, you no longer have an equity interest in the Company and will not participate in any of the Company's potential future earnings and growth.

         Our Board of Directors believes the Agreement and Plan of Reorganization and the transactions contemplated by the agreement, including the merger, are fair to and in the best interests of the Company and its stockholders. Based in part on the valuation report prepared by Houlihan Valuation Advisors as to the fair market value of the common shares held by unaffiliated stockholders and the fairness opinion, also prepared by Houlihan, as to the fairness of the merger to our unaffiliated stockholders, our Board of Directors has unanimously approved the adoption of the Agreement and Plan of Reorganization and recommends that you vote "FOR" adoption of the Agreement and Plan of Reorganization.

         In arriving at their respective recommendations of the Agreement and Plan of Reorganization and the merger, each of the directors of the Company carefully considered a number of factors which are described in the accompanying proxy statement. You should read these factors, as well as all of the other information contained in the attached document, in their entirety.

         Your vote is very important. We hope you will take a few minutes to review the proxy statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your proxy will not prevent you from voting in person at the meeting, should you wish to do so.

         If you do not expect to attend the meeting, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name" you should instruct your broker how to vote on such shares.

         The accompanying proxy statement explains the proposed Agreement and Plan of Reorganization, including the merger, and provides specific information concerning the special meeting. I urge you to read these materials carefully.

         Thank you for your support of Southern Security Life Insurance Company. We look forward to seeing you at the special stockholders meeting.

                                     Sincerely yours,

                                     SOUTHERN SECURITY LIFE INSURANCE COMPANY



                                     George R. Quist
                                     Chairman of the Board and Chief Executive
                                     Officer


Lake Mary, Florida
December __, 2004

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction; passed upon the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure in the document. Any representation to the contrary is a criminal offense.

         The accompanying proxy statement is dated December __, 2004 and is first being mailed to stockholders of the Company on or about December __, 2004.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746




                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Southern Security Life Insurance Company (the "Company"), a Florida corporation, will be held on December __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m., Eastern Standard Time, to consider and act upon the following:

1. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a privately-held company and wholly-owned subsidiary of Security National Life Insurance Company, and (ii) the unaffiliated stockholders of the Company, holding an aggregate of 490,816 shares of common stock, becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common stock of the Company, or an aggregate of $1,884,733; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on December __, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the special meeting.

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name" you should instruct your broker how to vote in accordance with your voting instruction form.

                                     By order of the Board of Directors,



                                     G. Robert Quist
                                     First Vice President and Secretary

Lake Mary, Florida
December __, 2004

                                 Proxy Statement

                                Table of Contents


Summary Term Sheet..............................................................

Participants....................................................................

Cautionary Statement Concerning Forward-Looking Information.....................

The Special Meeting.............................................................
    General.....................................................................
    Record Date and Voting Information..........................................
    Proxies; Revocation.........................................................
    Expenses of Proxy Solicitation..............................................
    Other Matters

Special Factors.................................................................
    Certain Effects of Merger...................................................
    Effect on Ownership Structure of the Company................................
    Effect on Interests in the Company's Net Book Value and Net Earnings........
    Effect on Listing, Registration and Status of the Company's Common Stock....
    Operations of the Company Following the Merger..............................
    Background of the Merger....................................................
    Purposes, Alternatives, Reasons and Effects.................................
    Reasons for the Board's Recommendation; Factors Considered..................
    Report and Opinion of Houlihan Valuation Advisors...........................
    Position of Security National Financial Corporation as to Fairness of the
     Merger.....................................................................
    Position of Security National Life Insurance Company as to Fairness of the
     Merger.....................................................................
    Position of SSLIC Holding Company as to Fairness of the Merger..............

Agreement and Plan or Reorganization............................................
    General.....................................................................
    Conditions for Completion of the Merger.....................................
    Termination of the Agreement................................................
    Valuation Report and Fairness Opinion.......................................
    Appraisal Rights............................................................

U.S. Federal Income Tax Consequences............................................
    Consequences to the Unaffiliated Stockholders...............................
    Consequences to Security National Life Insurance Company ...................
    Consequences to the Company.................................................

Market for Common Stock and Related Stockholder Matters.........................
    Estimated Fees and Expenses of Merger.......................................

Management......................................................................
    Directors and Executive Officers............................................
    Board Compensation..........................................................
    Executive Compensation......................................................

Compensation that Security National Financial Corporation Paid to Company's
Executive Officers and Directors................................................
    Executive Officer Compensation..............................................
    Retirement Plans............................................................
    Employment Agreements.......................................................
    Director Compensation.......................................................
    Employee 401(k) Retirement Savings Plan.....................................
    Employee Stock Ownership Plan...............................................
    Deferred Compensation Plan..................................................
    1993 Stock Option Plan......................................................
    2000 Director Stock Option Plan.............................................
    2003 Stock Option Plan......................................................

Certain Relationships and Related Transactions..................................

Security Ownership of Certain Beneficial Owners and Management..................

Past Contacts, Transactions, Negotiations and Agreements........................

Other Matters...................................................................

Where Stockholders Can Find More Information....................................

Appendix A Agreement and Plan or Reorganization dated as of August 25, 2005, by and among Security National Life Insurance Company, SSLIC Holding Company and the Company

Appendix B        Fairness Opinion of Houlihan Valuation Advisors

Appendix C        Florida Business Corporation Act Sections 607.1301, 607.1302
                  and 607.1320

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746

                                 PROXY STATEMENT


                               SUMMARY TERM SHEET

         This Summary Term Sheet highlights selected information contained in this proxy statement relating to approval of the Agreement and Plan of Reorganization and may not contain all of the information that is important to you. You are urged to read the entire proxy statement carefully, including the appendices. In addition, we incorporate by reference important business and financial information about us into this proxy statement. In this proxy statement, the terms "we," "us," "our" and "the Company" refer to Southern Security Life Insurance Company. We refer to the stockholders of Southern Security Life Insurance Company, other than Security National Life Insurance Company and SSLIC Holding Company and their respective officers and directors, as the "unaffiliated stockholders."


Purpose of Stockholder Vote          You are asked to  consider  and vote upon a
                                     proposal to adopt the Agreement and Plan of
                                     Reorganization,  dated  as  of  August  25,
                                     2004,  by and among the  Company,  Security
                                     National Life  Insurance  Company and SSLIC
                                     Holding  Company,  which is  referred to in
                                     this proxy  statement as the "Agreement and
                                     Plan of  Reorganization."  Pursuant  to the
                                     Agreement and Plan of Reorganization, SSLIC
                                     Holding  Company  will be  merged  with and
                                     into   the   Company   which   merger,   if
                                     completed,  will  result in (i) the Company
                                     becoming  a   wholly-owned   subsidiary  of
                                     Security  National Life  Insurance  Company
                                     (ii)   and   the   Company's   unaffiliated
                                     stockholders,   holding  an   aggregate  of
                                     490,816  shares of common  stock,  becoming
                                     entitled to receive  $3.84 in cash for each
                                     issued  and  outstanding   share  of  their
                                     common   stock  of  the   Company,   or  an
                                     aggregate  of  $1,884,733.  If the proposed
                                     merger is completed, the separate existence
                                     of SSLIC Holding  Company will cease as the
                                     Company will be the  surviving  corporation
                                     of  the  merger  and  will  continue  to be
                                     governed  by  the  laws  of  the  state  of
                                     Florida,   and   the   separate   corporate
                                     existence will continue unaffected by the merger.

                                     Following  the  merger,  Security  National
                                     Life Insurance  Company will own all of the
                                     issued and outstanding capital stock of the
                                     Company.    Security   National   Financial
                                     Corporation,    through   its   affiliates,
                                     Security  National Life  Insurance  Company
                                     and SSLIC  Holding  Company,  owns 76.7% of
                                     the Company's  outstanding  common  shares,
                                     thus assuring  stockholder  approval of the
                                     Agreement and Plan of  Reorganization.  See
                                     "The Special Meeting" beginning on page __.
                                     The  purpose of the  Agreement  and Plan of
                                     Reorganization    is   to   terminate   the
                                     registration of the Company's  common stock
                                     under the  Securities  Exchange Act of 1934
                                     (by reducing the number of  stockholders of
                                     record to fewer than 300  stockholders) and
                                     the Nasdaq  listing  of the  common  stock,
                                     reduce   expenses   associated   with  such
                                     registration  and listing,  and provide the
                                     stockholders  an  opportunity to sell their
                                     shares  in  an  illiquid   trading   market
                                     without  incurring  brokerage  commissions.
                                     The transaction price of $3.84 per share is
                                     substantially below the yearly high trading
                                     price in each of 2002,  2003 and 2004. As a
                                     result of becoming a non-reporting company,
                                     the  Company  will no longer be required to
                                     file   periodic   reports   with  the  SEC,
                                     including   among  other   things,   annual
                                     reports on Form 10-K and quarterly  reports
                                     on Form  10-Q,  and it will  no  longer  be
                                     subject  to  the  SEC's  proxy  rules.   In
                                     addition, the Company's common stock will no longer be eligible for trading on the Nasdaq SmallCap Market.

                                     The Company's  Board of Directors  retained
                                     the firm of Houlihan  Valuation Advisors to
                                     estimate  the  fair  market  value  of  the
                                     Company's  unaffiliated  stockholders as of
                                     June  30,  2004  and  to  opine  as to  the
                                     fairness  of  the   transaction.   Houlihan
                                     Valuation  Advisors estimated that the fair
                                     market  value of the common  shares held by
                                     the  unaffiliated  stockholders  as of June
                                     30, 2004 was $3.84 per share. There were no
                                     negotiations  concerning the purchase price
                                     of the  shares  held  by  the  unaffiliated
                                     stockholders,  and the  Company's  Board of
                                     Directors did not consider any alternatives
                                     to the transaction.  In addition, there was
                                     no  independent  committee  established  to
                                     consider the transaction, no requirement of
                                     a   majority   vote  of  the   unaffiliated
                                     stockholders to approve the transaction, and no market check to determine the value of the shares held by the unaffiliated stockholders.

Parties Involved in the Proposed     The   Company   is  a   Florida   domiciled
Transaction                          insurance  company.  Its  shares  of common
                                     stock  are  publicly  held and trade on the
                                     Nasdaq SmallCap Market.  Security  National
                                     Life Insurance  Company is a Utah domiciled
                                     insurance   company   and  a   wholly-owned
                                     subsidiary of Security  National  Financial
                                     Corporation.  SSLIC  Holding  Company  is a
                                     Utah   corporation   and   a   wholly-owned
                                     subsidiary   of  Security   National   Life
                                     Insurance  Company.  Security National Life
                                     Insurance Company and SSLIC Holding Company
                                     collectively  own  76.7%  of the  Company's
                                     outstanding    common   shares.    Security
                                     National Financial Corporation is a Utah corporation. Its shares of Class A common stock are publicly held and trade on the Nasdaq Stock Market.

                                     Under  a  possible  interpretation  of  the
                                     rules     governing     "going     private"
                                     transactions,  Security National  Financial
                                     Corporation,    Security    National   Life
                                     Insurance Company and SSLIC Holding Company
                                     and  each  of  their  respective  executive
                                     officers and  directors may be deemed to be
                                     affiliates  of the Company  with respect to
                                     the  merger.   Therefore,   each  of  these
                                     entities  has  been  included  as a  filing
                                     person  on  a  Schedule   13E-3   filed  in
                                     connection with the merger.  Schedule 13E-3
                                     requires  that the filing  persons  provide
                                     additional  information to the  information
                                     that would  otherwise be required under the
                                     federal laws governing proxy solicitations,
                                     including    information   regarding   such
                                     parties'  views as to the  fairness  of the
                                     merger   to  the   Company's   unaffiliated
                                     stockholders.

Effect of the Merger on Our          Upon completion of the merger, common stock
Outstanding Common Stock             held   by   the   Company's    unaffiliated
                                     stockholders,   holding  an   aggregate  of
                                     490,816  shares  of common  stock,  will be
                                     entitled to receive  $3.84 in cash for each
                                     issued  and  outstanding   share  of  their
                                     common   stock  of  the   Company,   or  an
                                     aggregate of $1,884,733. This transaction price of $3.84 per share is substantially below the yearly high trading price in each of 2002, 2003 and 2004.

Special Meeting                      The stockholders' vote will take place at a
                                     special  meeting of our  stockholders to be
                                     held on December  __, 2004 at 755  Rinehart
                                     Road,  Lake  Mary,  Florida,  at 10:00 a.m.
                                     local  time.  See  "The  Special   Meeting"
                                     beginning  on page __.

Record Date                          You are  entitled  to  vote at the  special
                                     meeting if you own shares of common stock of the Company at the close of business on December __, 2004, which is the record date for the special meeting. On the record date, 2,105,235 shares of the Company's common stock were outstanding and entitled to vote at the special meeting.

Voting Information                   You will  have  one vote for each  share of
                                     the Company's common stock that you own at the close of business on the record date.
                                     If your shares are held in street name by a broker, you will need to provide your broker with instructions on how to vote your shares.

                                     Before  voting your shares of the Company's
                                     stock,  we encourage  you to read the proxy
                                     statement in its  entirety,  including  its
                                     appendices,  and carefully consider how the
                                     merger   affects  you.   Then,   mail  your
                                     completed,  dated and signed  proxy card in
                                     the   enclosed   return   envelope,   which
                                     requires no postage if mailed in the United
                                     States,  as soon as  possible  so that your
                                     shares can be voted at the special meeting.
                                     For more  information  on how to vote  your
                                     shares,   please   refer  to  "The  Special
                                     Meeting   -   Record    Date   and   Voting
                                     Information" beginning on page __.

Stockholder Approvals Required       The merger  will be  completed  only if the
                                     Agreement  and  Plan of  Reorganization  is
                                     adopted  by  the  affirmative   vote  of  a
                                     majority  of the votes  entitled to be cast
                                     by  the  stockholders  (as  of  the  record
                                     date),  voting  together.  Abstentions  and
                                     broker  non-votes will have the same effect
                                     as a vote against approval of the Agreement
                                     and  Plan  of   Reorganization.   See  "The
                                     Special  Meeting - Record  Date and  Voting
                                     Information" beginning on page __.

Our Position as to the               Our  Board  of  Directors  has  unanimously
Fairness of the Merger               determined  that the  Agreement and Plan of
                                     Reorganization    and   the    transactions
                                     contemplated  by the  agreement,  including
                                     the merger,  are advisable,  fair to and in
                                     the best  interests  of the Company and its
                                     unaffiliated stockholders.  Their belief is
                                     based  upon the  factors  discussed  in the
                                     section entitled "Special Factors - Reasons
                                     for  the  Board's  Recommendation;  Factors
                                     Considered,"    which   include   (i)   the
                                     valuation   report   prepared  by  Houlihan
                                     Valuation Advisors,  as described below, to
                                     estimate  the  fair  market  value  of  the
                                     shares    held    by    the    unaffiliated
                                     stockholders and (ii) the fairness opinion,
                                     also  prepared by  Houlihan,  as  described
                                     below,  as to the fairness of the merger to
                                     the unaffiliated stockholders. See "Special
                                     Factors   -   Reasons   for   the   Board's
                                     Recommendation;     Factors     Considered"
                                     beginning on page __.

Report Opinion of Houlihan           Pursuant  to an  engagement  letter,  dated
Valuation Advisors                   June 21, 2004,  our Board of Directors  and
                                     the Board of Directors of Security National
                                     Financial   Corporation  retained  Houlihan
                                     Valuation  Advisors  to prepare a valuation
                                     report to estimate the fair market value of
                                     the 490,816  shares of our common  stock to
                                     be  purchased in the  transaction  from the
                                     Company's  unaffiliated  stockholders as of
                                     June 30, 2004, and to express an opinion as
                                     to the fairness of the  transaction  to the
                                     unaffiliated  stockholders  of the proposed
                                     purchase  of  the  490,816  shares  of  our
                                     common stock,  assuming the  transaction is
                                     completed   as   proposed.   Houlihan   has
                                     provided a valuation report, dated July 27,
                                     2004 and a fairness  opinion,  dated August
                                     25, 2004 to our Board of  Directors  and to
                                     the Board of Directors of Security National
                                     Financial Corporation. The fairness opinion
                                     is  attached  to this  proxy  statement  as
                                     Appendix B. You are  encouraged to read the
                                     fairness  opinion  in  its  entirety  for a
                                     description    of   procedures    followed,
                                     assumptions  made,  matters  considered and
                                     limitations   undertaken   by  Houlihan  in
                                     connection with the opinion.

                                     Houlihan's  valuation report determines the
                                     fair market value of the common shares held
                                     by   the   unaffiliated   stockholders   by
                                     considering  the valuation  methods of book
                                     value,  adjusted  book  value,  transaction
                                     value,  market value and income value,  and
                                     then  weighing the relative  justifications
                                     of  each  to  conclude  that  a  reasonable
                                     estimate of the fair  market  value of such
                                     shares  is  $3.84  per  share.   Houlihan's
                                     fairness   opinion   only   addresses   the
                                     fairness,  from a financial  point of view,
                                     to the Company's unaffiliated  stockholders
                                     of the  $3.84  per share in cash to be paid
                                     to such  unaffiliated  stockholders  in the
                                     merger.   The  valuation   report  and  the
                                     fairness  opinion do not address the merits
                                     of the  Company's  underlying  decision  to
                                     engage in the merger or any other aspect of
                                     the  merger  and  does  not   constitute  a
                                     recommendation to any stockholder as to how the stockholder should vote on any matter relating to the merger. Houlihan's opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. Houlihan assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion.

                                     For  its   services,   Houlihan   Valuation
                                     Advisors received a fee of $20,000, none of
                                     which was  subject to or  payable  upon the
                                     consummation   of   the   merger.   Because
                                     Houlihan  was  retained to value the shares
                                     held by the  unaffiliated  stockholders and
                                     to  opine  as  to  the   fairness   of  the
                                     transaction     to     the     unaffiliated
                                     stockholders,   an  inherent   conflict  of
                                     interest arose when Houlihan assumed these dual roles. See "Special Factors - Report and Opinion of Houlihan Valuation Advisors" beginning on page __.

The Position of Security National Security National Financial Corporation and Financial Corporation as to the each of its directors believe the merger is
Fairness of the Merger               fair   to   the   Company's    unaffiliated
                                     stockholders.  Their  belief is based  upon
                                     the factors considered by, and the findings
                                     of,  the   Company's   Board  of  Directors
                                     discussed in the section entitled  "Special
                                     Factors   -   Reasons   for   the   Board's
                                     Recommendation; Factors Considered" and the
                                     factors  discussed in the section  entitled
                                     "Special  Factors -  Position  of  Security
                                     National  Financial  Corporation  as to the
                                     Fairness of the Merger,"  which include (i)
                                     the valuation  report  prepared by Houlihan
                                     Valuation  Advisors  to  estimate  the fair
                                     market  value  of the  shares  held  by the
                                     unaffiliated   stockholders  and  (ii)  the
                                     fairness  opinion also prepared by Houlihan
                                     as to the  fairness  of the  merger  to the
                                     unaffiliated  stockholders.   See  "Special
                                     Factors -  Position  of  Security  National
                                     Financial Corporation as to the Fairness of the Merger" beginning on page __.

The Position of Security National Security National Life Insurance Company Life Insurance Company as to the and each of its directors believe the
Fairness of the Merger               merger    is   fair   to   the    Company's
                                     unaffiliated stockholders.  Their belief is
                                     based upon the factors  considered  by, and
                                     the  findings  of, the  Company's  Board of
                                     Directors discussed in the section entitled
                                     "Special  Factors - Reasons for the Board's
                                     Recommendation; Factors Considered" and the
                                     factor  discussed  in the section  entitled
                                     "Special  Factors -  Position  of  Security
                                     National Life  Insurance  Company as to the
                                     Fairness of the Merger,"  which include (i)
                                     the valuation  report  prepared by Houlihan
                                     Valuation  Advisors  to  estimate  the fair
                                     market  value  of the  shares  held  by the
                                     unaffiliated   stockholders  and  (ii)  the
                                     opinion letter also prepared by Houlihan as
                                     to  the  fairness  of  the  merger  to  the
                                     unaffiliated  stockholders.   See  "Special
                                     Factors -  Position  of  Security  National
                                     Life Insurance Company as to the Fairness of the Merger" beginning on page __.

The Position of SSLIC Holding        SSLIC  Holding  Company  and  each  of  its
Company as to the Fairness           directors believe the merger is fair to the
of the Merger                        Company's unaffiliated stockholders.  Their
                                     belief is based upon the factors considered
                                     by,  and the  findings  of,  the  Company's
                                     Board of Directors discussed in the section
                                     entitled "Special Factors - Reasons for the
                                     Board's Recommendation; Factors Considered"
                                     and the  factor  discussed  in the  section
                                     entitled  "Special  Factors -  Position  of
                                     SSLIC Holding Company as to the Fairness of
                                     the   Merger,"   which   include   (i)  the
                                     valuation   report   prepared  by  Houlihan
                                     Valuation  Advisors  to  estimate  the fair
                                     market  value  of the  shares  held  by the
                                     unaffiliated   stockholders  and  (ii)  the
                                     opinion letter also prepared by Houlihan as
                                     to  the  fairness  of  the  merger  to  the
                                     unaffiliated  stockholders.   See  "Special
                                     Factors - Position of SSLIC Holding Company as to the Fairness of the Merger" beginning on page __.

Interest of Our Directors and        In considering the  recommendations  of our
Executive Officers in the Merger     Board of  Directors,  you  should  be aware
                                     that some directors and executive  officers
                                     of the Company have interests in the merger
                                     that  are in  addition  to,  and  different
                                     from,  your interests as a stockholder  and
                                     that  may  present   actual  or   potential
                                     conflicts   of   interest.   Our  Board  of
                                     Directors  considered  these interests when
                                     making  its   decision   to   approve   the
                                     Agreement and Plan of Reorganization.

Merger Financing                     If  the  merger  is  completed,  the  total
                                     amount  of  cash  to be  paid  by  Security
                                     National  Life  Insurance  Company  to  the
                                     unaffiliated holders of common stock of the
                                     Company  to  purchase  all of  the  490,816
                                     shares  of  common   stock   held  by  such
                                     stockholders is $1,884,733. These funds will come from cash on hand of Security
                                     National  Life  Insurance  Company  at  the
                                     Crossroads  Branch of Key Bank,  located at
                                     50 South Main Street, Suite 2007, Salt Lake
                                     City, Utah 84130.

Regulatory Approvals                 Our  obligations to complete the merger are
                                     subject to  obtaining  all  authorizations,
                                     consents,   orders  or   approvals  of  any
                                     governmental    entity,    including    the
                                     insurance  departments  of  the  states  of
                                     Florida   and  Utah,   necessary   for  the
                                     transactions  contemplated by the Agreement
                                     and Plan of Reorganization.  See "Agreement
                                     and Plan of Reorganization - Conditions for
                                     Completion of the Merger" beginning on page
                                     __.

Appraisal Rights                     The unaffiliated  stockholders are entitled
                                     to appraisal  rights  under  Florida law if
                                     they follow the  requirements  specified in
                                     Section  607.1320 of the  Florida  Business
                                     Corporation  Act.  We  attached  a copy  of
                                     Section  607.1320 of the  Florida  Business
                                     Corporation Act as Appendix C to this proxy
                                     statement.  Our  obligation to complete the
                                     merger is  conditioned  upon the  aggregate
                                     number of shares  of the  Company's  common
                                     stock in which  stockholders have perfected
                                     their  demands for appraisal of such shares
                                     in  accordance   with  the   provisions  of
                                     Section  607.1320 of the  Florida  Business
                                     Corporation Act, not exceeding 10% of the total number of shares of our common stock outstanding as of the record date. See
                                     "Agreement  and  Plan of  Reorganization  -
                                     Appraisal Rights" beginning on page __.

Conditions                           The  obligations  of the Company,  Security
                                     National Life  Insurance  Company and SSLIC
                                     Holding Company to complete the proposed merger are subject to the satisfaction of the following conditions:

                                        o      The  approval and adoption of the
                                               Agreement     and     Plan     of
                                               Reorganization  by a majority  of
                                               the Company's stockholders;
                                        o      The  termination or expiration of
                                               applicable  waiting periods under
                                               the  Hart-Scott-Rodino  Antitrust
                                               Improvements   Act  of  1976,  as
                                               amended, or such compliance shall
                                               have    been    waived   by   the
                                               governmental    agencies   having
                                               authority to give such waiver;
                                        o      All   authorizations,   consents,
                                               orders   or   approvals   of  any
                                               governmental   entity  (including
                                               the insurance  departments of the
                                               states  of   Florida   and  Utah)
                                               necessary  for  the  transactions
                                               contemplated by the Agreement and
                                               Plan of Reorganization shall have
                                               been obtained;
                                        o      On   the    closing    date   the
                                               dissenting  shares of our  common
                                               stock  must not exceed 10% of our
                                               outstanding common shares;
                                        o      There shall not be instituted any
                                               action or  proceeding  before any
                                               court or  governmental  agency or
                                               other  regulatory  administrative
                                               agency or commission  challenging
                                               the transactions  contemplated by
                                               the   Agreement   and   Plan   of
                                               Reorganization.

                                     See "Agreement and Plan of Reorganization -
                                     Conditions for Completion of the Merger" beginning on page __.

Termination                          The  Company  and  Security  National  Life
                                     Insurance  Company  can  jointly  agree  to
                                     terminate   the   Agreement   and  Plan  of
                                     Reorganization   at  any  given  time.   In
                                     addition,  Security National Life Insurance
                                     Company may terminate the agreement in the event of a failure to satisfy any of the conditions for completion of the merger, as set forth above.

Completion of Transaction            The  parties to the  Agreement  and Plan of
                                     Reorganization are working to complete the merger as soon as practicable. If the Agreement and Plan of Reorganization is adopted and the other conditions to the merger are satisfied or waived, the merger is expected to be completed promptly after the special meeting. However, because the Agreement and Plan of Reorganization is subject to certain conditions, the exact timing of the merger cannot be determined.
                                     See "Agreement and Plan of Reorganization -
                                     Conditions from Completion of the Merger" beginning on page __.

Tax Consequences                     The  merger  will be  treated  as a taxable
                                     transaction  to  holders  of the  Company's
                                     stock for U.S. federal income tax purposes.
                                     A  holder  of the  Company's  common  stock
                                     will,   subject  to   certain   exceptions,
                                     generally  recognize gain or loss, for U.S.
                                     federal  income tax purposes,  in an amount
                                     equal to the difference  between the amount
                                     of  cash  received  by such  holder  in the
                                     merger and such  holder's  tax basis in the
                                     Company's stock  surrendered in the merger.
                                     Stockholders   should   consult  their  tax
                                     advisors as to the tax  consequences of the
                                     Agreement  and  Plan of  Reorganization  to
                                     them   in   light   of   their   particular
                                     circumstances. See "U.S. Federal Income Tax
                                     Consequences" beginning on page __.

Administrative Services Agreement    The Company entered into an  Administrative
                                     Services  Agreement dated December 17, 1998
                                     with    Security     National     Financial
                                     Corporation.   Under   the   terms  of  the
                                     agreement,   Security  National   Financial
                                     Corporation   has  agreed  to  provide  the
                                     Company with certain defined administrative
                                     and  financial  services,   for  which  the
                                     Company   will   pay   Security    National
                                     Financial   Corporation  an  administrative
                                     services  fee of  $250,000  per  month,  or
                                     $3,000,000   on  an   annual   basis.   The
                                     administrative    services   fee   may   be
                                     increased, beginning on January 1, 2001, to reflect increases in the Consumer Price
                                     Index, over the index as of January 1, 2000, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000 unless the Company and Security National Financial
                                     Corporation otherwise agree to in writing and such agreement is approved by the Florida Department of Insurance.

                                     The Administrative Services Agreement is to
                                     remain  in  effect  for  an  initial   term
                                     expiring  on   December   16,   2003.   The
                                     agreement  may be extended  for  additional
                                     one-year terms unless either the Company or
                                     Security  National  Financial   Corporation
                                     shall deliver a written notice on or before
                                     September  30 of any  year  stating  to the
                                     other its  desire not to extend the term of
                                     the  agreement.  Neither  the  Company  nor
                                     Security  National  Financial   Corporation
                                     provided  written notice prior to September
                                     30, 2004 stating a desire not to extend the
                                     term of the  agreement.  As a  result,  the
                                     agreement   will   be   extended   for   an
                                     additional  one- year term ending  December
                                     31, 2005.

                                     Prior   to  the   Administrative   Services
                                     Agreement, the Company's operating expenses
                                     were $3,247,000,  $3,472,000 and $4,135,000
                                     for the fiscal  years  ended  December  31,
                                     1996, 1997 and 1998, respectively. Security
                                     National Financial  Corporation has had the
                                     right  to   increase   the   administrative
                                     services   fee  each  year,   beginning  on
                                     January 1, 2001,  to reflect  increases  in
                                     the Consumer  Price Index,  but has made no
                                     increases    in   the    amount    of   the
                                     administrative  services  fee.  The Company
                                     and Security National Financial Corporation
                                     intend to have the Administrative  Services
                                     Agreement   remain  in   effect   following
                                     completion of the merger. As a result,  the
                                     Administrative  Services Agreement will not
                                     be impacted or affected if the  proposal is
                                     completed.  See "Certain  Relationships and
                                     Related  Transaction"  beginning on page __
                                     and    "Past    Contacts,     Transactions,
                                     Negotiations and Agreements" beginning on page __.

Coinsurance Agreements               On December 26, 2003,  the Company  entered
                                     into a coinsurance agreement and a modified
                                     coinsurance    agreement    with   Security
                                     National Life Insurance  Company  effective
                                     September  30, 2003.  The Company ceded 50%
                                     of  certain  blocks of its  universal  life
                                     business   to   Security    National   Life
                                     Insurance  Company.  The total  liabilities
                                     reinsured  for this  business on October 1,
                                     2003 were $22,195,259. The Company received
                                     a ceding  commission from Security National
                                     Life  Insurance  Company of $3,200,000  and
                                     will pay a risk charge to Security National
                                     Life   Insurance   Company  of  1%  of  the
                                     outstanding    coinsurance   per   calendar
                                     quarter.   The  Company  placed  investment
                                     grade bonds in a bank trust, the value of which equal the outstanding liabilities ceded to Security National Life Insurance
                                     Company.  Security  National Life Insurance
                                     Company is named as a beneficiary of the trust, and the terms of the trust are such that the Company will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security
                                     National Life Insurance Company.

                                     Under  the  coinsurance  agreement  and the
                                     modified   coinsurance    agreement,    the
                                     coinsurance  and the  decrease  in reserves
                                     are equal in amount.  Under  United  States
                                     GAAP  the   coinsurance   and  the  reserve
                                     decreases   are  netted   since  these  are
                                     non-cash items,  and the Company expects to
                                     recapture  the   coinsurance   from  future
                                     profits  of  the  reinsured  business.  The
                                     Company  has the  right  to  recapture  the
                                     business  at any time after  September  30,
                                     2004,  upon 90 days advance  notice.  As of
                                     December   31,   2003,   the    outstanding
                                     coinsurance  amount  was  $3,075,137.   The
                                     Company  recorded  as an  expense  the risk
                                     charge of $32,000 for the fourth quarter of
                                     2003.  The  Company and  Security  National
                                     Life  Insurance  Company intend to have the
                                     coinsurance  agreements  remain  in  effect
                                     following  completion  of the merger.  As a
                                     result, the coinsurance agreements will not
                                     be impacted  or  affected  if the  proposed
                                     merger   is    completed.    See   "Certain
                                     Relationships  and  Related   Transactions"
                                     beginning on page __ and "Past Contacts, Transactions, Negotiations and Agreements" beginning on page __.

Other Information                    None   of  the   Company's   officers   and
                                     directors   received  any  compensation  or
                                     other   remuneration   from  the   Company.
                                     However,  such officers and directors  also
                                     serve as officers and directors of Security
                                     National Financial  Corporation,  for which
                                     they are  compensated  for their  services.
                                     See   "Management  -  Board   Compensation"
                                     beginning   on  page  __,   "Management   -
                                     Executive  Compensation"  beginning on page
                                     __ and "Compensation that Security National
                                     Financial Corporation Paid to the Company's
                                     Executive Officers and Directors" beginning on page __.

                                     The  transactions  between  the Company and
                                     Security National Financial Corporation and
                                     its affiliates, including Security National
                                     Life  Insurance  Company and SSLIC  Holding
                                     Company,   including   payments   made  and
                                     services   provided  by  Security  National
                                     Financial Corporation and its affiliates to
                                     the  Company,  are  disclosed  in  "Certain
                                     Relationships  and  Related   Transactions"
                                     beginning  on page _____.

Voting in Person                     You may attend the special meeting and vote
                                     your shares in person whether or not you sign and return your proxy card. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy from the record holder. See "The
                                     Special Meeting - General" beginning on page __ and "The Special Meeting - Record
                                     Date and Voting Information" beginning on page __.


Changing Your Vote                   You may revoke and change  your vote at any
                                     time before your proxy card is voted at the special meeting. You can do this in one of three ways:

                                        o      First,  you  can  send a  written
                                               notice  stating  that  you  would
                                               like to revoke your proxy;
                                        o      Second,   you  can  complete  and
                                               submit a new proxy in writing; or
                                        o      Third, you can attend the meeting
                                               and   vote   in   person.    Your
                                               attendance  alone will not revoke
                                               your proxy.

                                     If you have  instructed  a  broker  to vote
                                     your  shares,  you must  follow  directions
                                     received  from your broker to change  those
                                     instructions.  See "The  Special  Meeting -
                                     Record   Date   and   Voting   Information"
                                     beginning  on  page  __  and  "The  Special
                                     Meeting - Proxies; Revocation" beginning on page __.

Shares Held in Street Name           If your shares are held in "street name" by
                                     your  broker,  your broker will not be able
                                     to vote your  shares  without  instructions
                                     from you. You should  instruct  your broker
                                     to  vote   your   shares,   following   the
                                     procedures provided by your broker. Failure to instruct your broker to vote your shares will have the same effect as voting against adoption of the Agreement and Plan of Reorganization.

Cash Payment for Your Shares         If the  merger  is  completed,  you will be
                                     contacted by a  representative  of Southern
                                     Security Life Insurance Company who will provide instructions that will explain how to surrender stock certificates. You will receive cash for your shares after you comply with these instructions. If your shares of common stock are held in "street name" by your broker, you will receive instructions from your broker as to how to effect the surrender of your "street name" shares and receive cash for those shares.

                                  PARTICIPANTS

         Set forth below is information regarding the individuals and entities that may be deemed "participants" in the solicitation of proxies from the Company's stockholders in connection with the special meeting pursuant to the rules promulgated under the Securities Exchange Act of 1934, as amended:

Southern Security Life Insurance Company
755 Rinehart Road
Lake Mary, Florida 32746
Attention: G. Robert Quist
Telephone: (407) 321-7113.

         The Company is a Florida domiciled insurance company that sells traditional life and annuity policies as well as universal life policies. The Company is authorized to transact business in the states of Alabama, Florida, Georgia, Hawaii, Indiana, Illinois, Kentucky, Louisiana, Michigan, Missouri, Oklahoma, South Carolina, Tennessee and Texas. The Company's shares of common stock are publicly held and trade on the Nasdaq SmallCap Market under the symbol "SSLI".

         In addition to the Company, the executive officers and directors of the Company may also be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the special meeting. Set forth below are the names of each executive officer and director of the Company. Except as otherwise indicated, the business address of each such individual is c/o Southern Security Life Insurance Company, 755 Rinehart Road, Lake Mary, Florida 32746.

           Southern Security Life Insurance Company Executive Officers
           -----------------------------------------------------------

   George R. Quist        Chairman and Chief Executive Officer
   Scott M. Quist         President and Chief Operating Officer
   G. Robert Quist        First Vice President and Secretary
   Stephen M. Sill        Vice President, Treasurer and Chief Financial Officer

               Southern Security Life Insurance Company Directors
               --------------------------------------------------

                                 George R. Quist
                                 Scott M. Quist
                                 G. Robert Quist
                                 J. Lynn Beckstead
                                 Charles L. Crittenden
                                 Robert G. Hunter, M.D.
                                 H. Craig Moody
                                 Norman G. Wilbur

         The Company and, to its knowledge, each of its directors and executive officers, has not during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has it been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree of final order enjoining the Company or any such director or executive officer from future violations of, or prohibiting the activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

         Additional information about the Company's business and its directors and executive officers is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004, each of which is incorporated in this Proxy Statement by reference. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the period ended September 30, 2004 is enclosed with this proxy.

Security National Financial Corporation
Security National Life Insurance Company
SSLIC Holding Company

5300 South 360 West, Suite 250
Salt Lake City, UT 84123
Attention: G. Robert Quist
Telephone: (801) 264-1060

         Security National Financial Corporation is a Utah corporation that operates three main business segments: life insurance, cemetery and mortuary, and mortgage loans. The shares of Class A common stock are publicly held and trade on the Nasdaq Stock Market under the symbol "SNFCA." Security National Life Insurance Company is a Utah domiciled life insurance company engaged in the business of selling and servicing selected lines of life insurance, annuity products, and accident and health insurance. Security National Life Insurance Company is a wholly-owned subsidiary of Security National Financial Corporation. SSLIC Holding Company is a Utah corporation and a wholly-owned subsidiary of Security National Life Insurance Company. Security National Life Insurance Company beneficially owns 406,635 shares of the Company's common stock, or 19.3% of the Company's outstanding common shares. SSLIC Holding Company beneficially owns 1,207,784 shares of the Company's common stock, or 57.4% of the Company's outstanding common shares.

         The business address for each of Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company is 5300 South 360 West, Suite 250, Salt Lake City, UT 84123, and their telephone number is (801) 264-1060.

         Set forth below are the names of each executive officer and director of Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company. Except as otherwise indicated, the business address of each such individual is c/o Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

           Security National Financial Corporation Executive Officers
           ----------------------------------------------------------

    George R. Quist        Chairman and Chief Executive Officer
    Scott M. Quist         President and Chief Operating Officer
    G. Robert Quist        First Vice President and Secretary
    Stephen M. Sill        Vice President, Treasurer and Chief Financial Officer

                Security National Financial Corporation Directors
                -------------------------------------------------

                                 George R. Quist
                                 Scott M. Quist
                                 J. Lynn Beckstead
                                 Charles L. Crittenden
                                 Robert G. Hunter, M.D.
                                 H. Craig Moody
                                 Norman G. Wilbur

           Security National Life Insurance Company Executive Officers
           -----------------------------------------------------------

     George R. Quist      Chairman and Chief Executive Officer
     Scott M. Quist       President and Chief Operating Officer
     G. Robert Quist      First Vice President and Secretary
     Stephen M. Sill      Vice President, Treasurer and Chief Financial Officer

               Security National Life Insurance Company Directors
               --------------------------------------------------

                                 George R. Quist
                                 Scott M. Quist
                                 J. Lynn Beckstead
                                 Charles L. Crittenden
                                 Robert G. Hunter, M.D.
                                 H. Craig Moody
                                 Norman G. Wilbur

                    SSLIC Holding Company Executive Officers
                    ----------------------------------------

     George R. Quist      Chairman and Chief Executive Officer
     Scott M. Quist       President and Chief Operating Officer
     G. Robert Quist      First Vice President and Secretary
     Stephen M. Sill      Vice President, Treasurer and Chief Financial Officer

                         SSLIC Holding Company Directors
                         -------------------------------

                                 George R. Quist
                                 Scott M. Quist
                                 J. Lynn Beckstead
                                 Charles L. Crittenden
                                 Robert G. Hunter, M.D.
                                 H. Craig Moody
                                 Norman G. Wilbur

           Cautionary Statement Concerning Forward-Looking Information

         This proxy statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other statements of historical facts, included in this proxy statement regarding the prospects of the insurance industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of
forward-looking   terminology  such  as  "may,"  "will,"   "expect,"   "intend,"
"estimate," "anticipate," "plan," "foresee," "believe" or "continue" or the negative of these terms or variations of them or similar terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward- looking statement. In addition to other factors discussed elsewhere in this proxy statement, important factors that could cause actual results to differ materially from our expectations include, among others, our ability to obtain regulatory approvals and to consummate the proposed merger.

         The safe harbor from liability for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, does not apply to forward-looking statements made in connection with a going-private transaction, including statements made in a proxy statement or documents incorporated by reference therein.

         All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included herein are made only as of the date of this proxy statement, and we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

         All information contained in this proxy statement concerning Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company and their affiliates and designees has been supplied by the respective parties and has not been independently verified by the Company.

                               THE SPECIAL MEETING

General

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Security Life Insurance Company for use at the special meeting of stockholders to be held on December __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m., Eastern Standard Time, or at any adjournments or postponements thereof. The shares covered by the enclosed proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the special meeting. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 755 Rinehart Road, Lake Mary, Florida 32746. Stockholders may vote their shares in person if they attend the special meeting, even if they have executed and returned a proxy. This proxy statement and accompanying proxy card are being mailed to stockholders on or about December __, 2004.

         If a shareholder wishes to assign a proxy to someone other than the director's proxy committee, all three names appearing on the proxy card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

         At the special meeting, our stockholders are being asked to consider and vote upon a proposal to adopt the Agreement and Plan of Reorganization.

         The Company does not expect a vote to be taken on any other matters at the special meeting. If other matters are properly presented at the special meeting for consideration, however, the holders of the proxies, if properly authorized, will have discretion to vote on these matters in accordance with their best judgment.

Record Date and Voting Information

         The holders of each class of common stock of the Company are entitled to one vote per share. Only holders of record of common stock at the close of business on December __, 2004, will be entitled to vote at the special meeting. As of December __, 2004, there were issued and outstanding 2,105,235 shares of common stock, $1.00 par value per share. A majority of the outstanding shares (or 1,052,618 shares) of common stock will constitute a quorum for the transaction of business at the meeting. A list of our stockholders will be available for review at the Company's executive offices during regular business hours for a period of 20 days before the special meeting.

         Properly executed and dated proxies that are received by the Company prior to the special meeting will be voted in accordance with the instructions thereon. If a proxy is received with no instructions given with respect to the matters to be voted upon, the shares represented by the proxy will be voted in favor of the Agreement and Plan of Reorganization. A proxy may be revoked at any time by written notice to such effect received by the Secretary of the Company before the proxy is voted at the special meeting, by delivery to the Company of a subsequently dated proxy or by a vote cast in person at the special meeting by written ballot.

         Adoption of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the votes entitled to be cast at the meeting, that is, the majority of votes entitled to be cast by the holders of the Company's common stock. The merger is not conditioned upon approval by a separate vote of a majority of the unaffiliated security holders of the Company (as such term is defined in Rule 13e-3 under the Securities Exchange Act of 1934).

         After carefully reading and considering the information contained in this proxy statement, each holder of the Company's common stock should complete, date and sign the proxy card and mail the proxy card in the enclosed return envelope as soon as possible so that those shares of the Company's common stock can be voted at the special meeting, even if the holders plan to attend the special meeting in person.

         Proxies received at any time before the special meeting and not revoked or superseded before being voted will be voted at the special meeting. If a proxies indicated a specification, it will be in accordance with the specification. If no specification is indicated, the proxy will be voted "FOR" approval of the Agreement and Plan of Reorganization and in the discretion of the persons named in the proxy with respect to the other business that may properly come before the meeting or any adjournments of the meeting. You may also vote in person by ballot at the special meeting.

         Please do not send in stock certificates at this time. If the merger is completed, you will be sent instructions regarding the procedures for exchanging the Company's existing stock certificates for the appropriate per share cash amount.

Proxies; Revocation

         Any person giving a proxy statement to this solicitation has the power to revoke and change it at any time before it is voted. It may be revoked and changed by filing written notice of revocation with the Company's Secretary at the Company's corporate offices at 755 Rinehart Road, Lake Mary, Florida 32746,
Attention: G. Robert Quist, by submitting in writing a proxy bearing a later date, or by attending the special meeting and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy. If you have instructed a broker to vote your shares, you may revoke and change the proxy by following the directions received from your broker to change those instructions.

Expenses of Proxy Solicitation

         The  Company  will bear the entire  cost of  solicitation  of  proxies,
including,   preparation,   assembling,  printing  and  mailing  of  this  proxy
statement, the proxy and any additional information furnished to stockholders.

         Copies of solicitation materials will also be furnished to banks, brokerage houses, fiduciaries and the custodians holding in their name shares of the Company's common stock beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners of its common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for their services.

Other Matters

         The Company's board of directors is not aware of any business to be brought before the special meeting other than described in this proxy statement.

                                 SPECIAL FACTORS

Certain Effects of the Merger

Effect on Ownership Structure of the Company

         If the merger is completed, 100% of the equity in the Company will be owned by Security National Life Insurance Company, which is a wholly-owned subsidiary of Security National Financial Corporation. Except for Security National Life Insurance Company, no current stockholder of the Company will have any ownership in, or be a stockholder of, the Company. As a result, the unaffiliated stockholders will no longer benefit from any increases in the Company's value, nor will they bear any risk of any decreases in the Company's value. Following the merger, Security National Life Insurance Company will directly benefit from any increases in the value of the Company and also will bear the risk of any decreases in the value of the Company.

Effect on Interests in the Company's Net Book Value and Net Earnings

         Security National Life Insurance Company and SSLIC Holding Company collectively have an interest of approximately 76.7% of the Company's net book value and net earnings. The unaffiliated stockholders collectively have an interest of approximately 23.3% of the Company's net book value and net earnings. If the merger is consummated, 100% of the Company's equity will be owned by Security National Life Insurance Company, and the unaffiliated stockholders will cease to have any interest in the Company's net book value and net earnings. As a result, Security National Life Insurance Company will have an interest in 100% of the Company's net book value and net earnings by virtue of its ownership interest in the Company.

         The table below sets forth the interest of the Company's net book value and net earnings of Security National Life Insurance Company, SSLIC Holding Company and the unaffiliated stockholders before and after the merger, based on the historical net book value of the Company as of September 30, 2004 and the historical net earnings of the Company for the nine months ended September 30, 2004.

       Effects of Going Private Transaction on Interests in the Company's
                         Net Book Value and Net Earnings


                         Ownership of the Company Prior to Merger                      Ownership of the Company After Merger
                         ----------------------------------------                      -------------------------------------
                                                       Net Earnings
                                        Net Book         (Loss)                                 Net Book
                                       Value as of     9 mos. ended                           Value as of      Net Earnings (Loss)
                    Total     %      September 30,     September 30,    Total         %       September 30,      9 mos. ended
                   Shares  Ownership    2004             2004           Shares     Ownership      2004         September 30, 2004
                   ------  --------- -------------  ----------------   -------     ---------  -------------    ------------------
SSLIC Holding
Company          1,207,784    57.4%   $ 9,532,463      $(156,092)            0             0             0                    0

Security
National Life
Insurance
Company            406,635    19.3%   $ 3,205,166      $ (52,484)    2,105,235          100%   $16,607,078            $(271,938)

Unaffiliated
Stockholders       490,816    23.3%   $ 3,869,449      $ (63,362)            0            0              0                    0
                ---------- ---------  -----------      ---------     ---------          ----   -----------            ----------

Total            2,105,235   100.0%   $16,607,078      $(271,938)    2,105,235          100%   $16,607,078            $(271,938)

Effect on Listing, Registration and Status of the Company's Common Stock

         Following the merger, shares of the Company's common stock will no longer be traded on the Nasdaq SmallCap Market.

         The Company's common stock is currently registered as a class of equity security under the Securities Exchange Act of 1934, as amended. Registration of the common stock under the Exchange Act may be terminated upon application by the Company to the Securities and Exchange Commission if the common stock is not listed on a national securities exchange or quoted on Nasdaq and there are fewer than 300 record holders of the outstanding shares. Termination of registration of the Company's common stock under the Exchange Act would substantially reduce the information required to be furnished by the Company to its stockholders and the SEC, and would make certain provisions of the Exchange Act, such as short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement of furnishing a proxy statement in connection with stockholders meetings pursuant to Section 14(a) of the Exchange Act no longer applicable to the Company.

Operations of the Company Following the Merger

         Security National Life Insurance Company has informed the Company that, except as described in this Proxy Statement, it has no current plans, proposals or negotiations that relate to or would result in a material change in the Company's present dividend rate or policy, or indebtedness or capitalization; a change of the Company's present Board of Directors or management; a material change in the Company's corporate structure or business; or the acquisition by any person of additional securities of the Company or the disposition of any securities by the Company. Security National Life Insurance Company may initiate from time to time reviews of the Company's assets, corporate structure, capitalization, operations, properties, management and personnel to determine what changes, if any, would be desirable following the merger. It expressly reserves the right to make any changes it deems necessary or appropriate in light of its review or in light of future developments, including any corporate transaction, such as a merger, reorganization or liquidation.

Background of the Merger

         Security National Financial Corporation was organized as a holding company in 1979, when Security National Life Insurance Company became a wholly-owned subsidiary of Security National Financial Corporation. Security National Life Insurance Company was formed in 1965 and has grown through the direct sale of life insurance and annuities and the acquisition of other insurance companies. Security National Life Insurance Company's insurance products are sold in 36 states.

         In furtherance of its strategy of purchasing other insurance companies, Security National Financial Corporation completed the acquisition of Consolidare Enterprises, Inc. on December 17, 1998. At the time of the acquisition, Consolidare owned 1,095,496 shares of the Company's common stock, or 57.4% of the Company's outstanding shares, all of the outstanding shares of stock of Insuradyne Corporation, a general insurance agency, and a surplus debenture issued by the Company in the amount of $1,000,000. As consideration for the purchase of the Consolidare shares, Security National Financial Corporation paid a total of $12,248,194 to the Consolidare stockholders at closing.

         In connection with the acquisition of Consolidare, the Company entered into an Administrative Services Agreement dated December 17, 1998 with Security National Financial Corporation. Under the terms of the agreement, Security
National Financial Corporation agreed to provide the Company with certain defined administrative and financial services, for which the Company agreed to pay Security National Financial Corporation an administrative services fee of $250,000 per month, or $3,000,000 on an annual basis. The administrative services fee may be increased, beginning on January 1, 2001, to reflect increases in the Consumer Price Index, over the index as of January 1, 2000, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000 unless the Company and Security National Financial Corporation otherwise agree to in writing and such agreement is approved by the Florida Department of Insurance.

         Prior to the Administrative Services Agreement, the Company's operating expenses were $3,247,000, $3,472,000 and $4,135,000 for the fiscal years ended December 31, 1996, 1997 and 1998, respectively. Security National Financial Corporation has had the right to increase the administrative service fee each year, beginning on January 1, 2001, to reflect increases in the Consumer Price Index, but has made no increases in the amount of the administrative services fee.

         Believing the Company's common stock to be an attractive and sound investment opportunity, Security National Life Insurance Company purchased a total of 78,899 shares of the Company's common stock in 49 transactions at prices ranging from $3.38 per share to $4.94 per share during the period from January 21, 1999 to March 27, 2000,

         Additional shares of the Company's common stock were acquired by Security National Life Insurance Company when, on April 6, 2000, the Company, Security National Financial Corporation, Security National Life Insurance Company, SSLIC Holding Company and Consolidare entered into a settlement agreement with Capitol Indemnity Corporation, George A. Fait, and Joel G. Fait. The purpose of the agreement was to settle a lawsuit brought by Capitol Indemnity Corporation and the State of Idaho, Department of Insurance, as Rehabilitator for Universe Life Insurance Company against Consolidare and its officers and directors in the Circuit Court of the Eighteenth Judicial Circuit, Seminole County, Florida. In consideration for Capitol Indemnity Corporation agreeing to dismiss its claims against Consolidare and its officers and directors, Security National Financial Corporation, through its affiliate, Security National Life Insurance Company, agreed to purchase a total of 186,871 shares of the Company's common stock held by Capitol Indemnity Corporation, George Fait and Joel Fait, respectively, at $8.50 per share, or a total purchase price of $1,588,404, payable over a five year period with interest thereon at 6-1/2% per annum.

         On April 13, 2000 and April 18, 2000, Security National Life Insurance Company purchased a total of 2,000 additional shares of the Company's common stock in two transactions, each at $4.94 per share.

         Security National Financial Corporation, through its wholly-owned subsidiary, Security National Life Insurance Company, acquired additional shares of the Company's common stock on May 31, 2001, when Security National Life Insurance Company entered into a stock purchase agreement with the Special Deputy Liquidator on behalf of the Director of the Idaho Department of Insurance, solely in her capacity as the Liquidator of The Universe Life Insurance Company and Trustee of the Universe Life Insurance Company Claimants Trust to settle the lawsuit brought by The Universe Life Insurance Company against Consolidare and its officers and directors in the Circuit Court of the Eighteenth Judicial Circuit, Seminole County, Florida. In consideration for the Special Deputy Liquidator agreeing to dismiss the claims of The Universe Life Insurance Company against Consolidare and its officers and directors, Security National Life Insurance Company agreed to purchase a total of 66,460 shares of the Company's common stock held by the Special Deputy Liquidator at $4.13 per share, or a total purchase price of $274,480.

         Security National Financial Corporation added to its holdings of the Company's common stock on May 1, 2002, when Security National Life Insurance Company received 16,665 shares of the Company's common stock and SSLIC Holding Company received 54,775 shares of the Company's common stock pursuant to a 5% stock dividend declared by the Company's Board of Directors.

         Still believing the Company's common stock to be an attractive and sound investment opportunity, Security National Financial Corporation acquired additional shares of the Company's common stock when on January 29, 2003, Security National Life Insurance Company entered into a Stock Purchase Agreement with the Estate of Richard F. Behnke. Under the terms of the agreement, Security National Life Insurance Company purchased a total of 36,331 shares of the Company's common stock from the estate at $3.48 per share, or an aggregate purchase price of $126,432.

         Security National Financial Corporation added to its holdings of the Company's common stock on April 10, 2003, when Security National Life Insurance Company received 19,408 shares of the Company's common stock and SSLIC Holding Company received 57,513 shares of the Company's common stock pursuant to a 5% stock dividend declared by the Company's Board of Directors.

         The first discussion concerning the possibility of having the Company become a privately-held company occurred on December 4, 2003 at a meeting of the Company's audit committee. The audit committee consists of directors Charles L. Crittenden, H. Craig Moody, Norman G. Wilbur, who were all in attendance at the meeting. Also present were Douglas J. Hansen and Ray S. Ellison of the accounting firm of Tanner+ Co., the Company's independent public accountants, and the following executive officers of the Company: Scott M. Quist, President and Chief Operating Officer; G. Robert Quist, First Vice President and Secretary; and Stephen M. Sill, Vice President, Treasurer and Chief Financial Officer.

         During the meeting, Messrs. Hansen and Ellison reported on the Sarbanes-Oxley Act of 2002, including the requirement that the Company would be required to implement a system of internal control for fiscal year 2005. On the basis of these requirements and other requirements under the Sarbanes-Oxley Act, Mr. Hansen estimated that the Company's audit fees would significantly increase in fiscal 2005. A discussion then took place among the audit committee members about the possibility of having the Company become a privately-held company in an effort to avoid the additional audit fees that would be incurred in fiscal 2005 and subsequent years from having to comply with the requirements under the Sarbanes-Oxley Act. The committee unanimously recommended that the Company's management be directed to take the necessary action for the Company to become a privately-held company.

         Immediately following the meeting of the Company's audit committee, the audit committee of Security National Financial Corporation met. The audit committee of Security National Financial Corporation also consists of Messrs. Crittenden, Moody and Wilbur. Also present at the meeting were Messrs. Hansen and Ellison of Tanner+ Co. and Messrs. Scott Quist, Robert Quist and Stephen Sill, executive officers of Security National Financial Corporation. Messrs. Hansen and Ellison reported on the Sarbanes- Oxley Act and the significant increase in audit fees as a result of having to comply with the act, including the rules and regulations thereunder. A proposal was made that Security National Financial Corporation take appropriate action to have Security National Financial Corporation purchase the shares of the Company's unaffiliated stockholders, thus making the Company a privately-held company. This proposal was unanimously approved by the committee.

         Also on December 4, 2003, a special meeting of the Company's Board of Directors was held following the audit committee meeting. At the board meeting, Mr. Wilbur presented a report on the results of the earlier audit committee meeting, with the recommendation that the board consider having the Company become a privately-held company rather than having it continue as a public company. A discussion took place at the board meeting regarding the proposed appropriate action to be taken in order for the Company to become a private company. During the discussion it was expressly noted that the Company was spending in excess of $140,000 in expenses each year as a result of being a public company, and that the audit fees would increase significantly in 2005 and subsequent years in order for the Company to continue to comply with the requirements under the Sarbanes-Oxley Act. Scott Quist reported that these increased audit fees and other costs would be passed on to the Company as Security National Financial Corporation would exercise its right to increase the amount of the administrative service fees to reflect increases in the Consumer Price Index since January 1, 2000. Following discussion, the directors unanimously approved the proposal that the Company's management be directed to take appropriate action during 2004 to cause the Company to become a privately-held company through a merger with SSLIC Holding Company and the purchase by Security National Life Insurance Company of the shares of common stock held by the Company's unaffiliated stockholders.

         Immediately following the special meeting of the Company's Board of Directors on December 4, 2003, a special meeting of the Board of Directors of Security National Financial Corporation was held. The directors of Security National Financial Corporation also serve as directors of the Company, except for G. Robert Quist who is a director of the Company but not of Security National Financial Corporation. At the meeting, Mr. Wilbur presented a report on the results of the earlier audit committee meeting, with the recommendation that Security National Financial Corporation take appropriate action to cause the Company to become a privately-held company and to purchase the shares of the Company's common stock from the Company's unaffiliated stockholders. Following discussion, the directors of Security National Financial Corporation unanimously approved the proposal that the management of Security National Financial Corporation be directed to take appropriate action during 2004 to cause the Company to become a privately-held company through a merger with SSLIC Holding Company and the purchase by Security National Life Insurance Company of the shares of common stock held by the Company's unaffiliated stockholders.

         The Company's management team is identical to that of Security National Financial Corporation. George R. Quist who serves as the Company's Chairman and Chief Executive Officer, is also Chairman and Chief Executive Officer of Security National Financial Corporation. Scott M. Quist who serves as the Company's President and Chief Operating Officer, is also President and Chief Operating Officer of Security National Financial Corporation. G. Robert Quist who serves as the Company's First Vice President and Secretary, is also First Vice President and Secretary of Security National Financial Corporation. Stephen
M. Sill who serves as the Company's Vice President, Treasurer and Chief Financial Officer, is also the Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation.

         No further action was taken by the Company or Security National Financial Corporation during the period from December 5, 2003 to April 28, 2004 with respect to the Company becoming a privately-held company because management was involved in completing the acquisition of Paramount Security Life Insurance Company, as well as preparing the Company's and Security National Financial Corporation's annual reports and other filings for the Securities and Exchange Commission, the insurance departments of Florida and Utah, and other state insurance departments.

         On April 29, 2004, Scott Quist, Robert Quist, Stephen Sill, Lynn Beckstead and a representative of the law firm of Mackey Price Thompson & Ostler met to discuss the transaction involving the Company, Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company whereby the Company would become a privately-held company and the Company's unaffiliated stockholders would be entitled to receive cash for their common shares. The issues discussed included structuring the transaction, legal and accounting issues, tax issues, financial issues, and dissenting stockholder rights. The need for a valuation report and a fairness opinion was also discussed, and the representative from Mackey Price Thompson & Ostler suggested using Houlihan Valuation Advisors, a national firm with expertise in preparing valuation reports and fairness opinions in many kinds of corporate transactions, including "going private" transactions. It was suggested that a representative from Houlihan be contacted and invited to the next meeting of the management group to discuss the transaction.

         On June 16, 2004, Scott Quist, Robert Quist, Stephen Sill, Lynn Beckstead, a representative from Mackey Price Thompson & Ostler, and a representative from Houlihan Valuation Advisors met to discuss legal and accounting issues, tax issues, financial issues and dissenting stockholders rights regarding the merger in which the Company becomes a privately-held company and the unaffiliated stockholders would be entitled to receive cash for their common shares. Also discussed was the preparation by Houlihan of a valuation report on the shares held by the Company's unaffiliated stockholders and a fairness report as to the fairness of the transaction to the unaffiliated stockholders. In preparing the valuation report and fairness opinion, Houlihan was to be given access to all of the books and records of the Company and Security National Financial Corporation.

         On July 13, 2004, Houlihan Valuation Advisors delivered a draft of the valuation report to Robert Quist. The report estimated the fair market value of the shares of the Company's common stock to be purchased in the transaction from the unaffiliated stockholders as of June 30, 2004 was $3.84 per share.

         On July 16, 2004, the annual meeting of the Company's Board of Directors was held. All the Company's directors were in attendance, as well as a representative from Mackey Price Thompson & Ostler. Among the items discussed at the meeting was the proposed merger transaction whereby the Company would become a privately-held company. A draft of the valuation report prepared by Houlihan Valuation Advisors was provided to each of the directors at the board meeting. After each of the directors had reviewed the Houlihan valuation report, the board discussed the terms of the transaction and the valuation report. No representative from Houlihan was present at the meeting. Scott Quist explained that the Houlihan report estimated that the fair market value of the common shares held by the Company's unaffiliated stockholders as of June 30, 2004 was $3.84 per share. Mr. Quist further explained that the offer price was independently determined by Houlihan. Mr. Quist then proposed that the board approve the merger of SSLIC Holding Company with the Company which merger, if completed, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the Company's unaffiliated stockholders, holding a total of 490,816 common shares, becoming entitled to receive $3.84 in cash for each share of common stock, or a total of $1,844,733. Following discussion, the proposal was unanimously approved by the Board of Directors.

         Immediately following the annual meeting of the Company's Board of Directors, the annual meeting of the Board of Directors of Security National Financial Corporation was held. All the directors were in attendance, as well as a representative from Mackey Price Thompson & Ostler. Among the items discussed at the meeting was the proposed merger transaction whereby the Company would become a privately-held company. A draft of the valuation report prepared by Houlihan Valuation Advisors was provided to each of the directors at the board meeting. After each of the directors had reviewed the Houlihan valuation report, the board discussed the terms of the transaction and the valuation report. No representative from Houlihan was present at the meeting. Scott Quist explained that the Houlihan report estimated that the fair market value of the common shares held by the Company's unaffiliated stockholders as of June 30, 2004 was $3.84 per share. Mr. Quist then proposed that the board approve the merger of SSLIC Holding Company with the Company which merger, if completed, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) Security National Life Insurance Company purchasing the common shares from the Company's unaffiliated stockholders at a price of $3.84 in cash for each share of common stock, or a total purchase price of $1,844,733. Following discussion, the proposal was unanimously approved by the Board of Directors.

         On July 29, 2004, Mackey Price Thompson & Ostler delivered a draft of the Agreement and Plan of Reorganization to Robert Quist.

         On August 3, 2004, Robert Quist sent a copy of the Agreement and Plan of Reorganization to the directors of the Company, Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company.

         On August 24, 2005, Scott Quist, Robert Quist, Stephen Sill, Lynn Beckstead, a representative of the law firm of Mackey Price Thompson & Ostler, and a representative of Houlihan Valuation Advisors met to discuss the merger transaction, including issues regarding the Agreement and Plan of Reorganization, the Houlihan fairness opinion, and the Form A application to be filed with the Florida Office of Insurance Regulation.

         On August 25, 2004, Houlihan delivered a draft of the fairness opinion to Robert Quist. In the fairness opinion Houlihan opined that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's unaffiliated stockholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share.

         On August 25, 2004, the Company's executive committee, consisting of George Quist, Scott Quist, Robert Quist, Lynn Beckstead and Craig Moody, met to discuss and approve the Agreement and Plan of Reorganization and the Houlihan fairness opinion. Following discussion, the executive committee voted unanimously in favor of approving the Agreement and Plan of Reorganization and the Houlihan fairness opinion.

         Immediately following the Company's executive committee meeting, the executive committee of Security National Financial Corporation, consisting of George Quist, Scott Quist, Lynn Beckstead and Craig Moody, met to discuss and approve the Agreement and Plan of Reorganization and the Houlihan fairness opinion. Following discussion, the executive committee voted unanimously in favor of approving the Agreement and Plan of Reorganization and the Houlihan fairness opinion.

         Immediately following the executive committee meeting of Security National Financial Corporation, the executive committee of Security National Life Insurance Company, consisting of George Quist, Scott Quist, Lynn Beckstead and Craig Moody, met to discuss and approve the Agreement and Plan of Reorganization and the Houlihan valuation report and fairness opinion. Following discussion, the executive committee voted unanimously in favor of approving the Agreement and Plan of Reorganization and the Houlihan valuation report and fairness opinion.

         Immediately following the executive committee meeting of Security National Life Insurance Company, the executive committee of SSLIC Holding Company, consisting of George Quist, Scott Quist, Lynn Beckstead and Craig Moody, met to discuss and approve the Agreement and Plan of Reorganization and the Houlihan valuation report and fairness opinion. Following discussion, the executive committee voted unanimously in favor of approving the Agreement and Plan of Reorganization and the Houlihan valuation report and fairness opinion.

         On August 26, 2004, Houlihan delivered a draft of the fairness opinion to the directors of the Company and Security National Financial Corporation.

         On August 25, 2004, the Company executed the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company. Under the terms of the agreement, SSLIC Holding Company will be merged into the Company, resulting in the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and Security National Life Insurance Company has agreed to purchase 490,816 shares of the Company's common stock from the unaffiliated stockholders at $3.84 per share, or a total price of $1,884,733. The obligations of the Company, Security National Life Insurance Company and SSLIC Holding Company to complete the transaction are subject to the satisfaction of certain conditions, including approval of the Agreement and Plan of Reorganization by the Company's stockholders, approvals of the transaction by the insurance departments of Florida and Utah, and, on the closing date, the dissenting shares of the Company's common stock must not exceed 10% of the Company's outstanding common shares.

Purposes, Alternatives, Reasons and Effects

         The purpose of the Agreement and Plan of Reorganization is to terminate the registration of the common stock of the Company under the Securities Exchange Act of 1934 (by reducing the number of stockholders of record of the Company to fewer than 300 stockholders) and the Nasdaq listing of the common stock, reduce expenses associated with such registration and listing, and provide the stockholders an opportunity to sell their shares in an illiquid trading market without incurring brokerage commissions. As a result of becoming a non-reporting company, the Company will no longer be required to file periodic reports with the SEC, including among other things, annual reports on Form 10-K and quarterly reports on Form 10-Q, and it will no longer be subject to the SEC's proxy rules. In addition, the Company's common stock will no longer be eligible for trading on The Nasdaq SmallCap Market. The Company estimates that it will save over $140,000 annually as a result of terminating registration.

         There are no material differences in the rights of the Company's stockholders, except that upon completion of the transaction, Security National Life Insurance Company will purchase for cash, at $3.84 per share, all of the outstanding common shares held by the unaffiliated stockholders, holding an aggregate of 490,816 shares (which represent 23.3% of the Company's outstanding common shares). The transaction price of $3.84 per share is substantially below the yearly high trading price in each of 2002, 2003 and 2004. Moreover, there were no negotiations concerning the purchase price of the shares held by the unaffiliated stockholders and neither the Company's Board of Directors nor the Company's affiliates considered any alternatives to the transaction. However, the Company, Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company and each of their respective directors each reasonably believes that the transaction is fair to the Company's unaffiliated stockholders. No director of any of these companies dissented to or abstained from voting on the transaction.

         The transaction is not structured so that approval of at least a majority of the unaffiliated stockholders is required. In order to complete the merger, a majority of all the common shares entitled to vote on the proposal by the Company's stockholders must vote to approve and adopt the Agreement and Plan of Reorganization. Security National Life Insurance Company and SSLIC Holding Company collectively own 76.7% of the Company's outstanding common shares, and the unaffiliated stockholders own 23.3% of the outstanding shares of the Company. Security National Life Insurance Company and SSLIC Holding Company both intend to vote all of the common shares that they own in the Company in favor of adoption of the Agreement and Plan of Merger.

Reasons for the Board's Recommendation; Factors Considered

         In approving the Agreement and Plan of Reorganization, and recommending that the Company's stockholders vote for the adoption of the Agreement and Plan of Reorganization, the Company's Board of Directors considered a number of factors, including the following material factors:

         (1)  The  Company's   financial   condition,   results  of  operations,
competitive position, business and prospects, the current economic and market conditions in the United States and the nature of the life insurance industry.

         (2) The fact that the $3.84 in cash to be received by the Company's unaffiliated stockholders in the merger represents:

         o a premium of approximately 18.2% over the closing price of the Company's common stock on the day before the appearance of news releases discussing the transaction;

         o a premium of approximately 16.0% over the average closing price of shares of the Company's common stock over a three month period prior to such news releases;

         o a premium of approximately 5.8% over the average closing price of shares of the Company's common stock over a six month period prior to such news releases;

         o a premium of approximately 5.2% over the average closing price of shares of the Company's common stock over a one year period prior to such news releases;

         o a premium of approximately 5.2% over the average closing price of shares of the Company's common stock over a three year period prior to such news releases;

         (3) The offer price is substantially below the yearly high trading price in each of 2002, 2003 and 2004, but is also substantially above the yearly low trading price in each of 2002, 2003 and 2004.

         (4) The fact that the merger consideration will be all cash, which provides certainty of value to the unaffiliated stockholders. In addition, the unaffiliated stockholders are treated equally and uniformly in this transaction. No unaffiliated stockholder is given preferential treatment.

         (5) The fact that the Company retained the firm of Houlihan Valuation Advisors to prepare a valuation report and a fairness opinion of the proposed transaction. The Board of Directors relies on and specifically adopts the analysis and conclusions of Houlihan's valuation report and fairness opinion. The Houlihan valuation report dated July 27, 2004 estimates the fair market value of the common shares held by the unaffiliated stockholders as of June 30, 2004 was $3.84 per share, and the Houlihan fairness opinion dated August 24, 2004 opines that the transaction as proposed is fair to the unaffiliated stockholders from a financial point of view, assuming that the transaction is consummated as proposed at $3.84 per share.

         (6) The fact that the unaffiliated stockholders that do not vote in favor of the merger or otherwise waive their rights of appraisal will have the opportunity to demand an appraisal of the fair value of their shares under
Section  607.1301,  607.1302 and 607.1320 of the Florida  Business  Corporations
Act.

         (7) The fact that following the merger the unaffiliated shareholders will cease to participate in any future growth of the Company or benefit from any increase in its value (or bear any risk of any decrease in the Company's value).

         (8) The fact that the cash consideration to be received by the unaffiliated stockholders will be taxable to them.

         (9) The fact that an independent committee was not used or appointed in determining the fairness of the transaction to unaffiliated shareholder.

         (10) The fact that on April 6, 2000, the Company, Security National Financial Corporation, Security National Life Insurance Company, SSLIC Holding Company and Consolidare entered into a settlement agreement with Capitol Indemnity Corporation, George A. Fait and Joel G. Fait for the purpose of settling a lawsuit brought by Capitol Indemnity Corporation and in consideration for Capitol Indemnity Corporation agreeing to dismiss its claims against Consolidare and its officers and directors, Security National Life Insurance Company agreed to purchase a total of 186,871 shares of the Company's common Stock held by Capitol Indemnity Corporation, George Fait and Joel Fait, respectively, at $8.50 per share, or a total purchase price of $1,588,404, payable over a five year period with interest thereon at 6-1/2% per annum.

         (11) The fact that on January 29, 2003, Security National Life Insurance Company entered into a stock purchase agreement with the Estate of Richard F. Behnke in which it purchased a total of 36,331 shares of the Company's common stock from the estate at $3.48 per share, for an aggregate purchase price of $126,432.

         (12) The fact that the Company estimates that it will eliminate current costs of over $140,000 annually as a result of terminating registration and becoming a non-SEC reporting company by eliminating the requirement to file periodic reports with the SEC.

         (13) The fact that as a result of the recent disclosure and procedural requirements resulting from the Sarbanes-Oxley Act of 2002, the Company believes the legal, accounting and administrative expenses, and diversion of its Board of Directors, management and staff effort necessary to continue as an SEC-reporting company will continue to increase as regulations implementing the act continue to be issued.

         (14) Operating as a non-SEC reporting company will reduce the burden on the Company's management that arises from the increasingly stringent SEC reporting requirements under the Sarbanes-Oxley Act of 2002, thus allowing management to focus more of its attention on the Company's customers and other business activities.

         (15) In the Board of Directors' judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC, which costs have recently increased as a result of heightened government oversight under the Sarbanes- Oxley Act of 2002, given the low trading volume in the Company's common stock and given that the Company does not depend on raising capital in the public market.

         (16) The fact that the Company received letters from the Nasdaq Stock Market, dated September 1 and October 8, 2004, stating that the Company no longer meets the minimum 500,000 publicly held shares required for continued listing on the Nasdaq SmallCap Market, and the Company's common stock will be delisted if the Company does not issue a sufficient number of additional shares by December 15, 2004 to comply with such requirement.

         The foregoing discussion of the information and factors considered by the Companies' Board of Directors is not intended to be exhaustive, but includes the material factors considered by the board. In view of the variety of factors considered in connection with its evaluation of the merger, the board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors.

         The Board of Directors considered all of these factors in reaching the conclusions and recommendations described above. These factors generally figured positively, as advantages or opportunities, with the following exceptions:

         The factors considered in clauses (7) and (8) above, which figured negatively, but which the board believed were outweighed by other factors, including clauses (4) and (5).

         The factor considered in clause (9) above, which figured negatively, but which the board believed was outweighed by other factors.

         The factor considered in clause (10) above, which figured negatively, but which the board believed was outweighed by the other factors, including clauses (11), as the factors in clause (10) were centered around resolving litigation and entering into a settlement agreement, whereas the stock purchase agreement on January 29, 2003 is below the $3.84 per share offered in the current transaction.

         The Board of Directors recognizes that some stockholders may prefer to continue as stockholders of the Company as an SEC- reporting company, which is a factor weighing against approval of the Agreement and Plan of Reorganization. However, the board believes that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. The Company has no present intention to raise capital through sale of securities in a public offering in the future or to acquire other business entities using stock as the consideration for such acquisition. Accordingly, the Company is not likely to make use of any advantage that its status as an SEC-reporting company may offer.

         The Company and each of its directors believe the above factors provide a reasonable basis for their belief the transaction is procedurally fair to the unaffiliated stockholders despite the fact that the terms of the Agreement and Plan of Reorganization do not specifically require approval of at least a majority of the unaffiliated stockholders (as such term is defined in Rule 13e-3 under the Exchange Act) and the Company's Board of Directors did not retain an unaffiliated representative or an independent committee to negotiate or otherwise act on behalf of the unaffiliated stockholders for purposes of the Agreement and Plan of Reorganization.

         On the basis of the above factors, the Company's Board of Directors (a) determined that the Agreement and Plan of Reorganization and the transactions contemplated by the agreement, including the merger, are advisable, fair to and in the best interests of the Company and the unaffiliated stockholders and (b) recommended that the stockholders approve the adoption of the Agreement and Plan of Reorganization. In reaching its determination, the Board of Directors relied on the factors discussed in more detail above, including the valuation report and the fairness opinion prepared by Houlihan. See the sections entitled "Special Factors - Background of Merger" and "Special Factors - Purposes, Alternatives, Reasons and Effects" for additional information on the Board of Directors' recommendations and "Special Factors - Valuation Report and Fairness Opinion of Houlihan Valuation Advisors" for a discussion of Houlihan's valuation report and fairness opinion.

Report and Opinion of Houlihan Valuation Advisors

         The Company and Security National Financial Corporation retained the firm of Houlihan Valuation Advisors to prepare a valuation report as of June 30, 2004, to estimate the fair market value of the 490,816 shares of the Company's common stock to be purchased in the transaction from the unaffiliated stockholders. Houlihan was also requested to express an opinion as to the fairness to the Company's unaffiliated stockholders of the proposed purchase by Security National Life Insurance Company of the 490,816 common shares, assuming the transaction is consummated as proposed.

         Houlihan is a national firm with expertise in preparing valuation reports and fairness opinions in many kinds of corporate transactions, including "going private" transactions. The Company selected Houlihan to prepare the valuation report and the fairness opinion because of its favorable national reputation and because it maintains an office in Salt Lake City, Utah where Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding each maintain their principal executive offices. There has been no prior relationships between Houlihan and Security National Financial Corporation, Security National Life Insurance Company, SSLIC Holding Company or the Company.

         Houlihan provided a valuation report dated July 27, 2004 to the Company's Board of Directors and the Board of Directors of Security National Financial Corporation. In the valuation report Houlihan concluded that a reasonable estimate of the fair market value of the common shares held by the unaffiliated stockholders as of June 30, 2004 is $3.84 per share. The term "fair market value" as defined in the valuation report is that value at which a willing buyer and a willing seller, neither being compelled to act and both being informed of the relevant facts and conditions which might be anticipated, would effect a sale of an asset at "arms length" on a given date.

         The valuation report provides that in determining the fair market value of the common shares held by the unaffiliated stockholders as of June 30, 2004, Houlihan considered the valuation methods of book value, adjusted book value, transaction value, market value and income value, and then weighed the relative justifications of each to conclude that a reasonable estimate of the fair market value of such shares is $3.84 per share. The outcomes of this valuation analysis are as follows:

                                                                                          Value
       Valuation Method              Value Estimate         Per Share     Weight       Contribution
       ----------------              --------------         ---------     ------       ------------
Book Value (GAAP) -
    Unaffiliated Stockholders          $12,792,500            $6.08           10%       $1,279,300

Adjusted Book Value (SAP) -
    Unaffiliated Stockholders          $ 8,582,600            $4.08           10%       $  858,300

Transaction Value                      $ 8,042,000            $3.82           30%       $2,412,600

Market Value
      Price Earnings                   $ 1,380,100            $0.66           10%       $  138,000
      Price to Revenue                 $ 8,732,800            $4.15           10%       $  873,300
      Price to Book                    $14,890,500            $7.07           10%       $1,489,100

Income Value                           $ 5,099,600            $2.42           20%       $1,019,900
                                                                            -----       ----------

Final Total Value Estimate                                                   100%       $8,070,500
                                                                                        ----------

Per Share (2,105,235 shares outstanding)                                                     $3.84

         Houlihan also provided a fairness opinion dated August 25, 2004 to the Company's Board of Directors and the Board of Directors of Security National Financial Corporation. In the fairness opinion, Houlihan expressed its opinion that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's unaffiliated stockholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share.

         The full text of the Houlihan fairness opinion sets forth the assumptions made, procedures followed, matters considered, and limitations on the review undertaken in connection with the opinion as attached as Appendix B. Houlihan's fairness opinion is not a recommendation as to how any unaffiliated stockholder should vote with respect to the merger. We encourage you to read the fairness opinion in its entirety.

         In connection with preparing the valuation report and the fairness opinion, Houlihan reviewed a number of documents, including but not limited to the following:

         (i) The Company's Forms 10-K (including audited financial statements) for the years ended December 31, 1999 through 2003.

         (ii)  the  Company's   Forms  10-Q   (including   unaudited   financial
statements) for the quarters ended March 31, 2003, March 31, 2004 and June 30, 2004.

         (iii) The Company's annual statements to the Florida Department of Insurance for the years ended December 31, 2001 through 2003.

         (iv) Minutes of the Company's Board of Directors meetings during the period from July 2000 to May 2004.

         (v) The Company's proxy statement dated June 3, 2003.

         (vi) The Company's Statement of Actuarial Opinion and Asset Adequacy Test dated December 13, 2003.

         (vii) The Administrative Services Agreement dated December 17, 1998, between the Company and Security National Financial Corporation.

         (viii) A chronology of the purchases of the Company's common stock by Security National Life Insurance Company during the period from December 18, 1998 to January 29, 2003.

         (ix) Correspondence from Nasdaq relating to noncompliance issues for continued listing of the Company's common stock on the Nasdaq SmallCap Market.

         (x) The Company's 1999 Financial Examination prepared by the Florida Department of Insurance and the response to such financial examination prepared by the Company's management.

         (xi) The Company's shareholder list dated December 31, 2003.

         (xii) The appraisal of the Company's corporate office building and land located at Lake Mary, Florida as of July 11, 1996.

         (xiii) Daily closing stock price and trading volume data for the Company's common stock for the period July 1, 2001 through August 25, 2004.

         (xiv) Various publicly available economic and financial information, including but not limited to data on the Company and other publicly traded life insurance companies.

         In addition, Houlihan conducted the following analytical procedures in regards to the fairness opinion:

         (a) Discussions were conducted with certain members of the management teams of the Company and Security National Financial Corporation, as well as with legal counsel for Security National Financial Corporation.

         (b) A review of the national economy and the life insurance industry was conducted.

         (c) A financial review of the Company was conducted.

         (d) Certain income statement forecasts and accompanying assumptions were prepared and reviewed with the Company's management.

         (e) A review of historical market prices and trading volume of the Company's common stock was conducted.

         (f) A review and analysis of market data for publicly traded life insurance companies relative to financial ratios, market value ratios, and value multiples was conducted.

         (g) Generally recognized financial analysis and valuation procedures were undertaken to ascertain reasonable ranges of fair market value for the shares held by the unaffiliated stockholders, as well as to arrive at a final value estimate for such common stock.

         (h) Various other information was reviewed and analyzed and other analyses were performed as deemed appropriate.

         Houlihan had full access to all documents that it requested in preparing both the valuation report and the fairness opinion. The valuation report and the fairness opinion were distributed to each of the directors of the Company and Security National Financial Corporation. Houlihan made no other reports, either verbal or written, to the Board of Directors of the Company or Security National Financial Corporation, with respect to the valuation report or the fairness opinion.

         The amount paid to Houlihan for its services was $20,000, which was the amount of consideration that Houlihan requested to be paid for such services representing its professional time charges. The payment of the fee was not contingent upon the closing of the transaction. Houlihan was not given any instructions nor were limitations imposed upon them in regards to the preparation of the valuation report and the fairness opinion or access to all available documents.

Position of Security National Financial Corporation as to the Fairness of the Merger

         Under a possible interpretation of the rules governing "going private" transactions, Security National Financial Corporation may be deemed to be an affiliate of the Company and required to express its belief as to the fairness of the transaction to the Company's unaffiliated stockholders. Security National Financial Corporation and each of its directors are making the statements including this subsection solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. Security National Financial Corporation and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders on the basis of the factors described below.

         Based on knowledge and analysis by Security National Financial Corporation and each of its directors of available information regarding the Company, as well as discussions with members of the Company's senior management regarding factors considered by, and the findings of, the Company's Board of Directors discussed in the section entitled "Special Factors - Reasons for the Board's Recommendation; Factors Considered" beginning on page __, Security National Financial Corporation and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders. In particular, they considered the following factors:

         o The Company's Board of Directors determined, by the unanimous vote of all directors voting on the matter, that the Agreement and Plan of Reorganization and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its unaffiliated stockholders.

         o The Board of Directors of the Company and Security National Financial Corporation received a valuation report from Houlihan Valuation Advisors, dated July 27, 2004, to the effect that, as of June 30, 2004 and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the report, a reasonable estimate of the fair market value of the common shares held by the unaffiliated stockholders is $3.84 per share. In determining the fair market value of the common shares held by the unaffiliated stockholders, Houlihan considered the valuation methods of book value, adjusted book value, transaction value, market value and income value, and then weighed the relative justifications of each to conclude that a reasonable estimate of the fair market value of such shares is $3.84 per share.

         o The Board of Directors of the Company and Security National Financial Corporation received a fairness opinion from Houlihan Valuation Advisors dated August 25, 2004, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the opinion, the transaction as proposed, including the $3.84 per share in cash to be received by the Company's unaffiliated stockholders pursuant to the Agreement and Plan of Reorganization, is fair from a financial point of view to the unaffiliated stockholders, assuming the transaction is completed as proposed.

         o The $3.84 in cash to be received by the unaffiliated stockholders in the transaction represents a premium of approximately 18.2% over the closing price of the shares of the Company's common stock on the day before of the appearance of news releases discussing the transaction and a premium of approximately 16.0% over the average closing price of shares of the Company's common stock over a three month period.

         o    The  merger  will  provide   consideration   to  the  unaffiliated
              stockholders entirely in cash.

         Security National Financial Corporation and each of its directors believe that the transaction is procedurally fair to the unaffiliated stockholders as the Agreement and Plan of Reorganization was unanimously approved by all members of the Company's Board of Directors voting on the matter.

         Security National Financial Corporation and each of its directors also believe the transaction is procedurally fair despite the fact that the terms of the Agreement and Plan of Reorganization do not specifically require approval of at least a majority of the unaffiliated stockholders (as such term is defined in Rule 13e-3 under the Exchange Act) and the Company's Board of Directors did not retain an unaffiliated representative or an independent committee to negotiate or otherwise act on behalf of the unaffiliated stockholders for purposes of the Agreement and Plan of Reorganization.

         Security National Financial Corporation and each of its directors believe that the above factors provide a reasonable basis for its belief that the transaction is fair to the unaffiliated stockholders. This belief should not, however, be construed as a recommendation to any of the unaffiliated stockholders to vote to approve the Agreement and Plan of Reorganization. Security National Financial Corporation and its directors do not make any recommendation as to how the unaffiliated stockholders should vote their shares with respect to the transaction.

Position of Security National Life Insurance Company as to the Fairness of the Merger

         Under a possible interpretation of the rules governing "going private" transactions, Security National Life Insurance Company may be deemed to be an affiliate of the Company and required to express its belief as to the fairness of the transaction to the Company's unaffiliated stockholders. Security National Life Insurance Company and each of its directors are making the statements including this subsection solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. Security National Life Insurance Company and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders on the basis of the factors described below.

         Based on knowledge and analysis by Security National Life Insurance Company and each of its directors of available information regarding the Company, as well as discussions with members of the Company's senior management regarding factors considered by, and the findings of, the Company's Board of Directors discussed in the section entitled "Special Factors - Reasons for the Board's Recommendation; Factors Considered" beginning on page __, Security National Life Insurance Company and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders. In particular, they considered the following factors:

         o The Company's Board of Directors determined, by the unanimous vote of all directors voting on the matter, that the Agreement and Plan of Reorganization and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its unaffiliated stockholders.

         o The Company's Board of Directors received a valuation report from Houlihan Valuation Advisors, dated July 27, 2004, to the effect that, as of June 30, 2004 and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the report, a reasonable estimate of the fair market value of the common shares held by the unaffiliated stockholders is $3.84 per share. In determining the fair market value of the common shares held by the unaffiliated stockholders, Houlihan considered the valuation methods of book value, adjusted book value, transaction value, market value and income value, and then weighed the relative justifications of each to conclude that a reasonable estimate of the fair market value of such shares is $3.84 per share.

         o The Company's Board of Directors received a fairness opinion from Houlihan Valuation Advisors dated August 25, 2004, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the opinion, the transaction as proposed, including the $3.84 per share in cash to be received by the Company's unaffiliated stockholders pursuant to the Agreement and Plan of Reorganization, is fair from a financial point of view to the unaffiliated stockholders, assuming the transaction is completed as proposed.

         o The $3.84 in cash to be received by the unaffiliated stockholders in the transaction represents a premium of approximately 18.2% over the closing price of the shares of the Company's common stock on the day before of the appearance of news releases discussing the transaction and a premium of approximately 16.0% over the average closing price of shares of the Company's common stock over a three month period.

         o    The  merger  will  provide   consideration   to  the  unaffiliated
              stockholders entirely in cash.

         Security National Life Insurance Company and each of its directors believe that the transaction is procedurally fair to the unaffiliated stockholders as the Agreement and Plan of Reorganization was unanimously approved by all members of the Company's Board of Directors voting on the matter.

         Security National Life Insurance Company and each of its directors also believe the transaction is procedurally fair despite the fact that the terms of the Agreement and Plan of Reorganization do not specifically require approval of at least a majority of the unaffiliated stockholders (as such term is defined in Rule 13e-3 under the Exchange Act) and the Company's Board of Directors did not retain an unaffiliated representative or an independent committee to negotiate or otherwise act on behalf of the unaffiliated stockholders for purposes of the Agreement and Plan of Reorganization.

         Security National Life Insurance Company and each of its directors believe that the above factors provide a reasonable basis for its belief that the transaction is fair to the unaffiliated stockholders. This belief should not, however, be construed as a recommendation to any of the unaffiliated stockholders to vote to approve the Agreement and Plan of Reorganization.
Security National Life Insurance Company and its directors do not make any recommendation as to how the unaffiliated stockholders should vote their shares with respect to the transaction.

Position of SSLIC Holding Company as to the Fairness of the Merger

         Under a possible interpretation of the rules governing "going private" transactions, SSLIC Holding Company may be deemed to be an affiliate of the Company and required to express its belief as to the fairness of the transaction to the Company's unaffiliated stockholders. SSLIC Holding Company and each of its directors are making the statements including this subsection solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. SSLIC Holding Company and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders on the basis of the factors described below.

         Based on knowledge and analysis by SSLIC Holding Company and each of its directors of available information regarding the Company, as well as discussions with members of the Company's senior management regarding factors considered by, and the findings of, the Company's Board of Directors discussed in the section entitled "Special Factors - Reasons for the Board's Recommendation; Factors Considered" beginning on page __, SSLIC Holding Company and each of its directors believe that the transaction is fair to the Company's unaffiliated stockholders. In particular, they considered the following factors:

         o The Company's Board of Directors determined, by the unanimous vote of all directors voting on the matter, that the Agreement and Plan of Reorganization and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its unaffiliated stockholders.

         o The Company's Board of Directors received a valuation report from Houlihan Valuation Advisors, dated July 27, 2004, to the effect that, as of June 30, 2004 and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the report, a reasonable estimate of the fair market value of the common shares held by the unaffiliated stockholders is $3.84 per share. In determining the fair market value of the common shares held by the unaffiliated stockholders, Houlihan considered the valuation methods of book value, adjusted book value, transaction value, market value and income value, and then weighed the relative justifications of each to conclude that a reasonable estimate of the fair market value of such shares is $3.84 per share.

         o The Company's Board of Directors received a fairness opinion from Houlihan Valuation Advisors dated August 25, 2004, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limiting conditions as described in the opinion, the transaction as proposed, including the $3.84 per share in cash to be received by the Company's unaffiliated stockholders pursuant to the Agreement and Plan of Reorganization, is fair from a financial point of view to the unaffiliated stockholders, assuming the transaction is completed as proposed.

         o The $3.84 in cash to be received by the unaffiliated stockholders in the transaction represents a premium of approximately 18.2% over the closing price of the shares of the Company's common stock on the day before of the appearance of news releases discussing the transaction and a premium of approximately 16.0% over the average closing price of shares of the Company's common stock over a three month period.

         o    The  merger  will  provide   consideration   to  the  unaffiliated
              stockholders entirely in cash.

         SSLIC Holding Company and each of its directors believe that the transaction is procedurally fair to the unaffiliated stockholders as the Agreement and Plan of Reorganization was unanimously approved by all members of the Company's Board of Directors voting on the matter.

         SSLIC Holding Company and each of its directors also believe the transaction is procedurally fair despite the fact that the terms of the Agreement and Plan of Reorganization do not specifically require approval of at least a majority of the unaffiliated stockholders (as such term is defined in Rule 13e-3 under the Exchange Act) and the Company's Board of Directors did not retain an unaffiliated representative or an independent committee to negotiate or otherwise act on behalf of the unaffiliated stockholders for purposes of the Agreement and Plan of Reorganization.

         SSLIC Holding Company and each of its directors believe that the above factors provide a reasonable basis for its belief that the transaction is fair to the unaffiliated stockholders. This belief should not, however, be construed as a recommendation to any of the unaffiliated stockholders to vote to approve the Agreement and Plan of Reorganization. SSLIC Holding Company and its directors do not make any recommendation as to how the unaffiliated stockholders should vote their shares with respect to the transaction.

                      AGREEMENT AND PLAN OF REORGANIZATION

General

         The Company's Board of Directors, the Board of Directors of Security National Life Insurance Company, and the Board of Directors of SSLIC Holding Company have each approved the Agreement and Plan of Reorganization dated August 25, 2004. Upon completion of the proposed Agreement and Plan of Reorganization, SSLIC Holding Company will be merged with and into the Company which merger, if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the Company's unaffiliated stockholders, holding an aggregate of 490,816 shares of common stock, becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common stock of the Company, or an aggregate of $1,884.733. The Agreement and Plan of Reorganization was unanimously approved by all of the directors of the Company. The Agreement and Plan of Reorganization is set forth in Appendix A. The following summary of the principal features of the Agreement and Plan of Reorganization is subject to, and qualified in its entirety by Appendix A.

         If the proposed merger is completed, the separate existence of SSLIC Holding Company will cease as the Company will be the surviving corporation in the merger and will continue to be governed by the laws of the State of Florida, and the separate corporate existence of the Company will continue unaffected by the merger. The shares of common stock owned by the Company's unaffiliated stockholders immediately prior to the effective time of the merger will be exchanged for cash.

         The total amount of cash to be paid by Security National Life Insurance Company to the unaffiliated stockholders holding an aggregate of 490,816 shares of common stock, pro rata to their respective share ownership, will be $3.84 per share of common stock, or an aggregate of $1,884,733. These funds will come from cash on hand of Security National Life Insurance Company. There are no material conditions or alternative financing arrangements or plans to such financing. None of the funds or other consideration required is, or is expected, to be borrowed, directly or indirectly, for the purpose of the transaction.

         The 490,816 shares of the Company's common stock that Security National Life Insurance Company has agreed to purchase from the Company's unaffiliated stockholders represent 23.3% of the Company's outstanding common shares, or all of the Company's outstanding shares, except for the shares of common stock held by Security National Life Insurance Company and SSLIC Holding Company. Security National Life Insurance Company and SSLIC Holding Company collectively own 76.7% of the Company's outstanding common shares.

         If the merger is completed, each share of the Company's common stock held by an unaffiliated stockholder immediately prior to the effective time of the merger will, by virtue of the merger and without any action on the part of the stockholder thereof, automatically be canceled and converted into the right to receive cash in the amount equal to $3.84 per share. In addition, each unaffiliated stockholder immediately prior to the effective time of the merger will, by virtue of the merger and without any action on the part of such stockholder, cease being a stockholder of the Company and automatically receive cash in an amount equal to the number of shares of common stock held of record by such stockholder at such time multiplied by $3.84 per share.

         At the Company's special meeting of stockholders, which is scheduled to be held on December __, 2004, the Company's stockholders will be asked to vote on the approval and adoption of the Agreement and Plan of Reorganization and the proposed merger. In order to complete the proposed merger, a majority of all common shares entitled to vote on the approval and adoption of the Agreement and Plan of Reorganization must vote to approve and adopt the Agreement and Plan of Reorganization and the merger.

         Security National Life Insurance Company beneficially owns 406,635 shares of the Company's common stock, or 19.3% of the outstanding common shares; and SSLIC Holding Company beneficially owns 1,207,784 shares of the Company's common stock, or 57.4% of the outstanding common shares. Security National Life Insurance Company and SSLIC Holding Company both intend to vote all of the common shares that they own in the Company in favor of adoption of the Agreement and Plan of Reorganization.

Conditions for Completion of the Merger.

         The obligations of the Company, SSLIC Holding and Security National Life Insurance Company to complete the proposed merger are subject to the satisfaction of the following conditions:

         o    The  approval  and   adoption  of  the   Agreement   and  Plan  of
              Reorganization by a majority of the Company's stockholders;

         o The termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or such compliance shall have been waived by the governmental agencies having authority to give such waiver;

         o All authorizations, consents, orders or approvals of any governmental entity (including the insurance departments of the states of Florida and Utah) necessary for the transactions contemplated by the Agreement and Plan of Reorganization shall have been obtained;

         o On the closing date the dissenting shares of the Company's common stock shall not exceed 10% of the outstanding common shares of the Company;

         o There shall not be instituted any action or proceeding before any court or governmental agency or other regulatory administrative agency or commission challenging the transactions contemplated by the Agreement and Plan of Reorganization.

Termination of the Agreement

         The Company and Security National Life Insurance Company may mutually agree to terminate the Agreement and Plan of Reorganization at any given time. In addition, Security National Life Insurance Company may terminate the agreement in the event of a failure to satisfy any of the conditions for completion of the merger, as set forth above. If the agreement is terminated pursuant to the terms therein, each party will pay its own expenses incurred in connection with the proposed merger at the time of termination.

Valuation Report and Fairness Opinion

         The Company's Board of Directors and the Board of Directors of Security National Life Insurance Company retained the firm of Houlihan Valuation Advisors to prepare a valuation report to estimate the fair market value of the 490,816 shares of the Company's common stock to be purchased in the transaction from the unaffiliated stockholders as of June 30, 2004, and to prepare an opinion as to the fairness to the unaffiliated stockholders of the proposed purchase by Security National Life Insurance Company of the 490,816 shares of the Company's common stock, assuming the transaction is consummated as proposed. Houlihan provided a valuation report dated July 27, 2004 to the Company's Board of Directors and the Board of Directors of Security National Financial Corporation. In the valuation report Houlihan concluded that a reasonable estimate of the fair market value of the common shares held by the unaffiliated stockholders as of June 30, 2004 is $3.84 per share.

         Houlihan provided a fairness opinion dated August 25, 2004 to the Company's Board of Directors and the Board of Directors of Security National Life Insurance Company. In the fairness opinion, Houlihan opined that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's unaffiliated shareholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share. The fairness opinion prepared by Houlihan Valuation Advisors is set forth in Appendix B attached to this proxy statement. A copy of the valuation report prepared by Houlihan Valuation Advisors can be obtained upon written request to G. Robert Quist, First Vice President and Secretary, at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123 (or P.O. Box 57250, Salt Lake City, Utah 84157-0250).

         Security National Financial Corporation, Security National Life Insurance Company, SSLIC Holding Company and the Company each reasonably believe that the transaction is fair to the Company's unaffiliated stockholders. No director of any of these companies dissented to or abstained from voting on the transaction.

         The transaction is not structured so that approval of at least a majority of unaffiliated stockholders is required. In order to complete the merger, a majority of all the common shares entitled to vote on the proposal by the Company's stockholders must vote to approve and adopt the Agreement and Plan of Reorganization. Security National Life Insurance Company and SSLIC Holding Company collectively own 76.7% of the Company's outstanding common shares, and the unaffiliated stockholders own 23.3% of the Company's outstanding shares.

         No unaffiliated representative has been retained by a majority of the Company's directors who are not employees of the Company to act solely on behalf of the Company's unaffiliated stockholders for purposes of negotiating the terms of the Agreement and Plan of Reorganization or preparing a report concerning the fairness of the transaction.

Appraisal Rights

         Stockholders who do not vote in favor of the Agreement and Plan of Reorganization and who follow certain other procedures summarized below have the right to dissent from, and obtain payment for, their shares in the event of the consummation of the proposed merger. The following is a summary of the provisions of the Florida Business Corporation Act that specify the procedures to be followed by any stockholder who wishes to dissent and demand payment for his shares in the event of consummation of the Agreement and Plan of Reorganization. Certain provisions of the Florida Business Corporation Act regarding rights of dissenting stockholders are set forth in their entirety in Appendix C attached to this proxy statement, and this summary is qualified by reference to these provisions.

         Since we have furnished to stockholders in this proxy statement information with respect to the Agreement and Plan of Reorganization in order to enable a stockholder to evaluate the proposal and to determine whether or not to exercise dissenter's rights, a stockholder may assert these rights only if (a) the stockholder delivers to the Company, before the vote is taken at the stockholders' meeting, a written demand for payment for his shares in the event the Agreement and Plan of Reorganization is consummated, and (b) the stockholder does not vote in favor of the Agreement and Plan of Reorganization. If a stockholder votes in favor of the Agreement and Plan of Reorganization, he will not be entitled to dissent and demand payment for his shares, and a dissenting vote on the Agreement and Plan of Reorganization will not satisfy the above requirement that a written demand for payment be delivered to the Company.

         Within 10 days after approval of the Agreement and Plan of Reorganization at the stockholders' meeting, the Company shall give written notice of such consent or adoption of the merger to each stockholder who filed notice of intent to demand payment for his shares, except any who voted for the proposed action. Within 20 days after giving notice to such stockholder, any stockholder who elects to dissent shall file with the Company a notice of such election and demand for payment of the fair value of his shares. Any stockholder failing to file such election to dissent within the 20-day period shall be bound by the terms of the Agreement and Plan of Reorganization. Any stockholder filing an election to dissent shall deposit his certificates with the Company simultaneously with the filing of the election to dissent. Upon filing a notice of election to dissent, the stockholder shall thereafter be entitled only to payment, and shall not be entitled to vote or exercise any other rights as a stockholder of the Company.

         Within 10 days after the expiration of the period in which stockholders may file their notices of election to dissent, or within 10 days after such merger is effective, whichever is later (but in no case later than 90 days from the date of the stockholders' meeting), the Company shall make a written offer to each dissenting shareholder who made demand to pay an amount the Company estimates to be the fair value of such shares. Such notice and offer shall be accompanied by the Company's balance sheet as of the end of its fiscal year ended December 31, 2003, its income statement for the fiscal year ended December 31, 2003, and its latest interim financial statements. If within 30 days after making such offer, any stockholder accepts the offer, payment of his shares shall be made within 90 days after making of such offer or the consummation of the merger, whichever is later. Upon payment of the agreed value, the dissenting stockholder will cease to have any interest in such shares.

         If the Company fails to make such offer within the period specified or if it makes the offer and any dissenting shareholder fails to accept the offer within the period of 30 days thereafter, then the Company, within 30 days of receipt of written demand from the dissenting stockholder given within 60 days after the date on which such merger was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county of Florida where the Company maintains a registered office requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting stockholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his shares. If the Company fails to institute the proceedings, any dissenting shareholder may do so in the name of the Company. All dissenting stockholders (whether or not residents of Florida), other than stockholders who have agreed with the Company as to the value of their shares, shall be made parties to the proceeding as an action against their shares.

         The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company shall pay each dissenting stockholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting stockholder shall cease to have any interest in such shares. Judgment, may at the discretion of the court, include a fair rate of interest, to be determined by the court.

         The court, in such appraisal proceedings, will determine all costs of the proceedings, including the reasonable compensation and expenses of the appraisers, if any, and experts employed by any party, but would exclude the fees and expenses of counsel for any party. If fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company.

         Failure by any stockholder of the Company to comply fully with the procedures described above and set forth in Appendix C to this proxy statement may result in termination of a stockholder's appraisal rights.

                      U.S. FEDERAL INCOME TAX CONSEQUENCES

Consequences to the Unaffiliated Stockholders

         An unaffiliated stockholder who sells his, her or its shares of the Company's common stock to Security National Life Insurance Company pursuant to the merger, will be engaging in a taxable transaction in which such stockholder will realize a reportable gain or loss equal to the difference between the amount of the price paid by Security National Life Insurance Company for the stock and the federal income tax basis of the stock in the hands of the stockholder The actual tax treatment of such gain or loss will depend upon a variety of factors peculiar to each stockholder, including the status of the stockholder (e.g., corporation, partnership, tax exempt entity, married, single head of household, etc.), the length of time the stockholder held the stock prior to sale, the purpose for which the stock was acquired or held by the stockholder, and the tax bracket of the stockholder for the year in which the sale occurs. Each stockholder should consult with such stockholder's tax advisor to determine the specific tax consequences applicable to such stockholder.

Consequences to Security National Life Insurance Company

         Security National Life Insurance Company will have no gain or loss to report as a result of the purchase of the Company's stock from the unaffiliated stockholders pursuant to the merger. The federal income tax basis of Security National Life Insurance Company in the Company's common stock purchased by it from the unaffiliated stockholders will be equal to the cash purchase price paid by Security National Life Insurance Company for the stock. Because Security National Life Insurance Company will increase its percentage ownership of the Company's common stock above 80%, from 76.7% to 100%, as a result of the merger, Security National Life Insurance Company and the Company may thereafter elect to have the Company merged into Security National Life Insurance Company on a tax free basis through a liquidation of the Company into Security National Life Insurance Company under the provisions of Section 332 of the Internal Revenue Code of 1986. If the Company and Security National Life Insurance Company were to decide not to effect such a liquidation and merger, the Company would continue to file separate federal income tax returns. However, if Security National Life Insurance Company maintains an ownership of more than 80% of the Company for five taxable years, the Company would be able to join in a consolidated return with Security National Life Insurance Company and its qualified affiliates. Security National Financial Corporation, the common parent of the affiliated group including Security National Life Insurance Company, has previously elected to file consolidated returns with its life and non-life affiliates under the provisions of Section 1504(a)&(c)(2) of the Internal Revenue Code of 1986.

Consequences to the Company

         The Company will have no gain or loss to report as a result of the purchase of the its common stock from the unaffiliated stockholders pursuant to the merger. Because Security National Life Insurance Company will increase its percentage ownership of the Company's common stock above 80%, from 76.7% to 100%, as a result of the merger, Security National Life Insurance Company and the Company may thereafter elect to have the Company merged into Security National Life Insurance Company on a tax free basis through a liquidation of the Company into Security National Life Insurance Company under the provisions of
Section 332 of the Internal Revenue Code of 1986. If the Company and Security National Life Insurance Company were to decide not to effect such a liquidation and merger, the Company would continue to file separate federal income tax returns. However, if Security National Life Insurance Company maintains an ownership of more than 80% of the Company for five taxable years, the Company would be able to join in a consolidated return with Security National Life Insurance Company and its qualified affiliates. Security National Financial Corporation, the common parent of the affiliated group including Security National Life Insurance Company, has previously elected to file consolidated returns with its life and non-life affiliates under the provisions of Section 1504(a)&(c)(2) of the Internal Revenue Code of 1986.

             MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

         The principal market on which the Company's common stock is traded is the over-the-counter market. Trading information with respect to the Company's shares is available through the National Association of Securities Dealers
Automated  Quotation  (Nasdaq)  System under the symbol "SSLI".  On December __,

2004, the last reported sale price of the Company's common stock was $____ per share. The following are the high and low closing sale prices for the Company's common stock during the calendar quarters indicated, as quoted in the Nasdaq system. The quotations represent prices between dealers in securities and do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

             Period (Calendar Year)                              Price Range
                                                                High       Low
         2002
               First Quarter...............................     3.50       3.01
               Second Quarter..............................     3.30       3.15
               Third Quarter...............................     3.65       3.19
               Fourth Quarter..............................     4.25       3.21
         2003
               First Quarter...............................     6.50       3.48
               Second Quarter..............................     4.47       3.41
               Third Quarter...............................     3.70       3.10
               Fourth Quarter..............................     4.70       3.11
         2004
               First Quarter...............................     4.75       3.22
               Second Quarter..............................     4.25       3.05
               Third Quarter ..............................     3.87       3.10
               Fourth Quarter (through December __, 2004)..     3.77       3.71

         The above prices have been adjusted for the effect of annual stock dividends.

         The Company has never paid a cash dividend on its common stock. It currently anticipates that all of its earnings will be retained for use in the operation and expansion of its business and does not intend to pay any cash dividends on its common stock in the foreseeable future. Any future determination as to cash dividends will be depend upon the Company's earnings and financial position and such other factors as the Board of Directors may deem appropriate. A 5% stock dividend on common stock was issued to the stockholders on May 1, 2002 and April 10, 2003. The stock dividends were declared on March 15, 2002 and March 21, 2003, respectively.

         During the past three years, the Company has not made any underwritten public offering of common stock. During the past two years, there has been only one transaction by Security National Financial Corporation, Security National Life Insurance Company or SSLIC Holding Company involving the purchase of the Company's common stock. On January 29, 2003, Security National Life Insurance Company purchased 36,331 shares of the Company's common stock at $3.48 per share. During the past 60 days, there have been no transactions in the Company's common stock by Security National Financial Corporation, Security National Life Insurance Company or SSLIC Holding Company, or any executive officer, director, affiliate or subsidiary of any of these companies.

         On October 8, 2004, the Company received a letter from Nasdaq Stock Market, Inc. that referenced an earlier September 1, 2004 letter from Nasdaq Stock Market, Inc. that states the Company no longer meets the minimum 500,000 publicly held shares requirement for continued listing on the Nasdaq SmallCap Market as set forth in Marketplace Rule 4310(c)(7). The September 1, 2004 letter was based on the Company's proxy statement filed with the Securities and Exchange Commission on August 27, 2004, for the period ended December 31, 2003, which disclosed that the Company's publicly held shares of common stock were

490,816 shares. The October 8, 2004 letter states that based on further review of the staff, it has determined to grant the Company an extension to regain compliance with the rule.

         The October 8, 2004 letter further states that according to the staff's review, the Company has filed a proxy statement for an a meeting of stockholders to be held in November, 2004. At the meeting the Company's stockholders will consider, among other things, a merger with Security National Life Insurance Company. If the merger is completed, the Company will by year end be a privately held, wholly-owned subsidiary of Security National Life Insurance Company. In such event, the Company's common stock would be de-listed from the Nasdaq SmallCap Market on or about December 31, 2004. Alternatively, if the merger is not completed, the Company must issue enough of its shares to become compliant with Marketplace Rule 4310(c)(7).

         The October 8, 2004 letter then concludes by stating that in view of the proposed merger or its alternative, the staff has determined to grant an extension of time to allow the Company to complete the merger and voluntarily delist from the Nasdaq SmallCap Market or, alternatively, regain compliance. Accordingly, the terms of the extension are as follows: on or before December 15, 2004, the Company must voluntarily delist its securities from the Nasdaq SmallCap Market, or the Company must file with the Securities and Exchange Commission and Nasdaq a public document disclosing the current total number of shares then outstanding and a beneficial ownership table evidencing compliance with Marketplace Rule 4310(c)(7). If the Company not satisfy these terms, the staff will provide written notification to the Company that its securities will be delisted.

Estimated Fees and Expenses of Merger

         Whether or not the merger is completed, Security National Life Insurance Company will pay all out-of-pocket expenses incurred by the parties to the Agreement and Plan of Reorganization. Fees and expenses incurred or to be incurred by Security National Life Insurance Company in connection with the merger are estimated at this time to be as follows:


Filing fee - Securities and Exchange Commission .............         $      239
Legal fees and expenses......................................             75,000
Accounting fees and expenses.................................             20,000
Financial advisory fee and expenses..........................             20,000
Printing and mailing costs...................................             22,500
Miscellaneous................................................              5,000
                                                                       ---------
     Total expenses..........................................           $142,739

         These expenses will not reduce the cash payments to be received by the Company's unaffiliated stockholders. There will be no persons or classes of persons directly or indirectly employed, retained or to be compensated to make solicitations or recommendations in connection with the Agreement and Plan of Reorganization. The Company has not paid any of these expenses and will not be responsible for the payment of any of such expenses.

                                   MANAGEMENT

Directors and Executive Officers

         As  of  November  30,  2004,  the  Company's   executive  officers  and
directors, their ages and their positions are set forth below:

   Name                   Age             Position with the Company
   ----                   ---             -------------------------
George R. Quist                      Chairman of the Board and Chief Executive
                                      Officer
Scott M. Quist           51          President, Chief Operating Officer and
                                      Director
G. Robert Quist          53          First Vice President, Secretary and
                                      Director
Stephen M. Sill          58          Vice President, Treasurer and Chief
                                      Financial Officer
J. Lynn Beckstead, Jr.   50          Director
Charles L. Crittenden    84          Director
Robert G. Hunter, M.D.   44          Director
H. Craig Moody           52          Director
Norman G. Wilbur         64          Director

         The directors are elected for one-year terms that expire at the next annual meeting of stockholders. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the board following the next annual meeting of stockholders and until their successors have been elected and qualified.

         George R. Quist has been Chairman of the Board and Chief Executive Officer of the Company since December 1998. He has served as President of the Company from December 1998 until July 2002. Mr. Quist has also served as Chairman of the Board and Chief Executive Officer of Security National Financial Corporation since October 1979, and its President from October 1979 until July 2002. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. Mr. Quist also served from 1981 to 1982 as President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

         Scott M. Quist has been President of the Company since July 2002, its Chief Operating Officer since October 2001, and a director since December 1998. Mr. Quist served as First Vice President of the Company from December 1998 to July 2002. Mr. Quist has also served as President of Security National Financial Corporation since July 2002, as its Chief Operating Officer since October 2001, and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991, he was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. Mr. Quist has also served as a regional director of Key Bank of Utah since November 1993. Mr. Quist is currently a director and past president of the National Alliance of Life Companies, a trade association of over 200 life companies.

         G. Robert Quist has been a director of the Company since April 1999 and its First Vice President and Secretary since March 2002. Mr. Quist has also served as First Vice President and Secretary of Security National Financial Corporation since March 2002. He has served as President and a director of Big Willow Water Company since 1987 and as a director of Investors Equity Life Insurance Company of Hawaii since 1987. He has also served as a director and Secretary-Treasurer of the Utah Cemetery Association since 1987.

         Stephen M. Sill has been Vice President, Treasurer and Chief Financial Officer of the Company since March 2002. He has also served as Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation since March 2002. From 1998 to March 2002, Mr. Sill was Vice President and Controller of the Company. From 1997 to 2002, Mr. Sill was Vice President and Controller of Security National Financial Corporation. From 1994 to 2002, Mr. Sill was Vice President and Controller of Security National Life Insurance Company. From 1989 to 1993, he was Controller of Flying J. Inc. From 1978 to 1989, Mr. Sill was Senior Vice President and Controller of Surety Life Insurance Company. From 1975 to 1978, he was Vice President and Controller of Sambo's Restaurant, Inc. From 1974 to 1975, Mr. Sill was Director of Reporting for Northwest Pipeline Corporation. From 1970 to 1974, he was an auditor with Arthur Andersen & Co. Mr. Sill is a past President of the Insurance Accounting and Systems Association (IASA), a national association of over 1,300 insurance companies and associate members.

         J. Lynn Beckstead, Jr. has been a director of the Company since March 2002. Mr. Beckstead has also served as Vice President and a director of Security National Financial Corporation since March 2002. In addition, he is President of Security National Mortgage Company, an affiliate of the Company, and has served in this position since July 1993. From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation. From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation. From 1980 to 1983, he was a principal broker for Boardwalk Properties. From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company. From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.

         Charles L. Crittenden has been a director of the Company since December 1998. Mr. Crittenden is also a director of Security National Financial Corporation and has served in this position since October 1979. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

         Robert G. Hunter, M.D. has been a director of the Company since December 1998. Dr. Hunter is also a director of Security National Financial Corporation and has served in this position since October 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter created the statewide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is also Chairman of Surgery at

Cottonwood Hospital, a delegate to the Utah Medical Association and a delegate representing the State of Utah to the American Medical Association, and a member of several medical advisory boards.

         H. Craig Moody has been a director of the Company since December 1998. Mr. Moody is also a director of Security National Financial Corporation and has served in this position since September 1995. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.

         Norman G. Wilbur has been a director of the Company since October 1998. Mr. Wilbur is also a director of Security National Financial Corporation and has served in this position since October 1998. Mr. Wilbur worked for J.C. Penney's regional offices in budget and analysis. His final position was Manager of Planning and Reporting for J.C. Penney's stores. After 36 years with J.C. Penney's, he took an option of an early retirement in 1997. Mr. Wilbur is a past board member of the Habitat for Humanities in Plano, Texas.

Board Compensation

         During 2003, the directors received no form of compensation from the Company for their services as a director. However, the directors of the Company, except for G. Robert Quist, are also directors of Security National Financial Corporation, the ultimate parent company of the Company, and are paid a director's fee by Security National Financial Corporation for their services as a director of Security National Financial Corporation and its subsidiaries, including serving as a director of the Company.

Executive Compensation

         The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, the Company's Chairman of the Board and Chief Executive Officer, and the Company's other executive officers at December 31, 2003, whose salary and bonus for all capacities exceed $100,000 for the fiscal year ended December 31, 2003.

                           Summary Compensation Table

                                       Annual Compensation                              Long-Term  Compensation
                                                                               Awards                    Payouts
                                                         Other
                                                        Annual       Restricted    Securities      Long-Term   All Other
                                                        Compen-         Stock      Underlying      Incentive   Compensa-
Name and Principal PositionYear    Salary($)  Bonus($) sation($)      Awards($)  Options/SARs(#)   Payout($)    tion($)
-------------------------------    ---------  -------- ---------      ---------  ---------------   ---------    -------
George R. Quist (1)        2003    $0          $0           $0            0          N/A             N/A         N/A
  Chairman of the Board    2002    $0          $0           $0            0          N/A             N/A         N/A
  and Chief Executive
  Officer                  2001    $0          $0           $0            0          N/A             N/A         N/A
---------

         (1) Effective January 1, 1999, the Company entered into an administrative services agreement with its ultimate parent Security National Financial Corporation. Under the terms of the administrative services agreement, all of the Company's employees became employees of Security National Financial Corporation. Administrative functions previously performed by the Company are now being furnished to the Company under this agreement. The Company pays to Security National Financial Corporation $250,000 per month, or $3,000,000 per year for the administrative services.

         The following table sets forth information concerning the exercise of options to acquire shares of the Company's common stock by the executive officers during the fiscal year ended December 31, 2003, as well as the aggregate number of value of unexercised options held by the executive officers on December 31, 2003.

         Aggregated Option/SAR Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values.

                                                          Number of Securities Underlying        Value of Unexercised
                                                             Unexercised Options/SARs        In-the-Money Options/SARs at
                                                              at December 31, 2003(#)            December 31, 2003($)
                                                              -----------------------            --------------------
                     Shares Acquired          Value
Name                  on Exercise(#)      Realized ($)      Exercisable     Unexercisable     Exercisable    Unexercisable
----                  --------------      ------------      -----------     -------------     -----------    -------------
George R. Quist           -0-                $0               -0-               -0-             $0                $0

         The Company does not have a pension, retirement or other deferred compensation plan, or any other similar arrangement. In addition, the Company does not have any employee contracts.

            COMPENSATION THAT SECURITY NATIONAL FINANCIAL CORPORATION
             PAID TO THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

         The following table sets forth, for each of the last three fiscal years, the compensation that Security National Financial Corporation paid (i) to George R. Quist, who serves as Chairman of the Board and Chief Executive Officer of Security National Financial Corporation, and (ii) the other executive officers of Security National Financial Corporation at December 31, 2003, whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 2003.

                           Summary Compensation Table

                                       Annual Compensation                              Long-Term  Compensation
                                                                               Awards                    Payouts
                                                         Other
                                                        Annual       Restricted    Securities      Long-Term   All Other
                                                        Compen-         Stock      Underlying      Incentive   Compensa-
Name and Principal Position Year    Salary($)  Bonus($) sation($)(2)    Awards($)  Options/SARs(#)   Payout($)  tion($)(3)
-------------------------------    ---------  --------------------    ---------  ---------------   ---------  ----------
George R. Quist (1)        2003   $165,600    $50,000      $2,400         0        100,000             0      $23,273
  Chairman of the Board    2002    165,600     25,000       2,400         0         80,000             0       31,186
   and Chief Executive
   Officer                 2001    148,737     20,200       2,400         0         40,000             0       37,358

Scott M. Quist (1)         2003   $205,400    $60,000      $7,200         0         70,000             0      $29,531
  President, Chief         2002    179,400     35,000       7,200         0         40,000             0       24,066
   Operating Officer       2001    148,737     20,200       2,400         0         40,000             0       34,739
    and Director

J. Lynn Beckstead Jr.      2003   $158,500   $255,675      $    0         0         15,000             0      $16,104
  Vice President and       2002    150,000    120,401           0         0         10,000             0       15,101
   Director                2001    140,580     71,929           0         0         10,000             0       11,527

G. Robert Quist (1)        2003    $87,175    $16,599      $2,400         0         35,000             0       $9,748
  First Vice President
   and Secretary
---------

         (1)  George  R.  Quist is the  father of Scott M.  Quist and G.  Robert
              Quist.
         (2) The amounts indicated under "Other Annual Compensation" consist of payments related to the operation of automobiles by the executive officers. However, such payments do not include the furnishing of an automobile by Security National Financial Corporation to George
              R. Quist, Scott M. Quist, J. Lynn Beckstead and G. Robert Quist, nor the payment of insurance and property taxes with respect to the automobiles operated by the executive officers.
         (3)  The amounts  indicated under "All Other  Compensation"  consist of
              (a) amounts contributed by Security National Financial Corporation into a trust for the benefit of the executive officers under the Security National Financial Corporation Deferred Compensation Plan (for the years 2003, 2002, and 2001, such amounts were George R. Quist, $18,590, $16,207, and $32,077, respectively; Scott M.
              Quist,  $23,000,  $19,219,  and  $34,102,  respectively;  J.  Lynn
              Beckstead $12,750, $0, and $0, respectively; and G. Robert Quist, $9,394 for 2003); (b) insurance premiums paid by Security National Financial Corporation with respect to a group life insurance plan for the benefit of the executive officers (for the years 2003, 2002 and 2001, such amounts were George R. Quist, $39, $125, and $637, respectively; and Scott M. Quist, G. Robert Quist and J. Lynn Beckstead Jr., $354, $642, and $637 each, respectively); (c) life insurance premiums paid by the Company for the benefit of the family of George R. Quist ($4,644 for each of the years 2003, 2002 and 2001); Scott M. Quist ($6,177 for the year 2003, $4,205 for 2002, and $0 for 2001); (d) compensation paid for the cashless exercise of 50,000 shares of stock exercised by George R. Quist ($10,210) for the year 2002; (e) amounts contributed by Security

              National Financial Corporation into a trust for the benefit of the executive officers under the Security National Financial Corporation's Employer Stock Ownership Plan (ESOP) (for the years 2003, 2002 and 2001, such amounts were J. Lynn Beckstead Jr., $3,000, $2,754 and $4,912, respectively; and (f) amounts contributed by Security National Financial Corporation into a trust for the benefit of the executive officers under the Security National Financial Corporation Tax-Favored Retirement Savings Plan (401(k) Plan) (for the years 2003, 2002, and 2001, such amounts were J. Lynn Beckstead, Jr., $0, $11,705, and $5,978, respectively; ) The amounts under "All Other Compensation" do not include the no interest loan in the amount of $172,000 that Security National Financial Corporation made to George R. Quist on April 29, 1998 to exercise stock options.

         The following table sets forth information concerning the exercise of options to acquire shares of Security National Financial Corporation common stock by the executive officers of Security National Financial Corporation during the fiscal year ended December 31, 2003, as well as the aggregate number and value of unexercised options held by the executive officers on December 31, 2003.

         Aggregated Option/SAR Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values:


                                                                   Number of Securities                 Value of Unexercised
                                                                  Underlying Unexercised                    In-the-Money
                                                                     Options/SARs at                       Options/SARs at
                                                                   December 31, 2003(#)                   December 31, 2003
                                                                   --------------------                   -----------------
                               Shares
                           Acquired on    Value
         Name                Exercise #   Realized        Exercisable        Unexercisable       Exercisable         Unexercisable
         ----              ------------   --------        -----------        -------------       -----------         -------------
George R. Quist                 -0-       $     -0-          239,505               -0-            $521,582                $   -0-
Scott M. Quist               48,099         336,174           73,500               -0-             134,575                    -0-
J. Lynn Beckstead, Jr.       22,647         152,867           27,326               -0-              91,081                    -0-
G. Robert Quist                -0-              -0-           48,050               -0-             118,177                    -0-

Retirement Plans

         On December 8, 1988, Security National Financial Corporation entered into a deferred compensation plan with George R. Quist, its Chairman and Chief Executive Officer. The plan was later amended effective January 2, 2001. Under the terms of the plan as amended, upon the retirement of Mr. Quist, Security National Financial Corporation is required to pay him ten annual installments in the amount of $60,000. Retirement is defined in the plan as the earlier or later of age 70, as specified by the Board of Directors. The $60,000 annual payments are to be adjusted for inflation in accordance with the United States Consumer Price Index for each year after January 1, 2002. If Mr. Quist's employment is terminated by reason of disability or death before he reaches retirement age, the Company is to make the ten annual payments to Mr. Quist, in the event of disability, or to his designated beneficiary, in the event of death.

         The plan also provides that the Board of Directors may, in its discretion, pay the amounts due under the plan in a single, lump- sum payment. In the event that Mr. Quist dies before the ten annual payments are made, the unpaid balance will continue to be paid to his designated beneficiary. The plan further requires the company to furnish an automobile for Mr. Quist's use and to pay all reasonable expenses incurred in connection with its use for a ten year period, and to provide Mr. Quist with a hospitalization policy with similar benefits to those provided to him the day before his retirement or disability. However, in the event Mr. Quist's employment with the company is terminated for any reason other than retirement, death, or disability, the entire amount of deferred compensation payments under the plan shall be forfeited by him. The company has accrued a liability for the deferred compensation plan at December 31, 2003 of $319,000.

Employment Agreements

         Security National Financial Corporation maintains an employment agreement with Scott M. Quist, its President and Chief Operating Officer. The agreement, which has a five-year term, was entered into in 1996, and renewed in 1997 and 2002. Under the terms of the agreement, Mr. Quist is to devote his full time to Security National Financial Corporation serving as its President, General Counsel and Chief Operating Officer at not less than his current salary and benefits, and to include $500,000 of life insurance protection. In the event of disability, Mr. Quist's salary would be continued for up to five years at 75% of its current level. In the event of a sale or merger of the company, and Mr. Quist were not retained in his current position, the company would be obligated to continue Mr. Quist's current compensation and benefits for seven years following the merger or sale.

         On December 4, 2003, Security National Financial Corporation, through its subsidiary Security National Mortgage Company, entered into an employment agreement with J. Lynn Beckstead, Jr., President of Security National Mortgage Company. The agreement has a five-year term, but the company has agreed to renew the agreement on December 4, 2008 and 2013 for additional five-year terms, provided Mr. Beckstead performs his duties with usual and customary care and diligence. Under the terms of the agreement, Mr. Beckstead is to devote his full time to the company serving as President of Security National Mortgage Company at not less than his current salary and benefits, and to include $350,000 of life insurance protection. In the event of disability, Mr. Beckstead's salary would be continued for up to five years at 50% of its current level.

         In the event of a sale or merger of Security National Financial Corporation, and Mr. Beckstead were not retained in his current position, the company would be obligated to continue Mr. Beckstead's current compensation and benefits for five years following the merger or sale. The agreement further provides that Mr. Beckstead is entitled to receive annual retirement benefits beginning one month from the date of his retirement of his employment without cause. These retirement benefits are to be paid for a period of ten years in annual installments in the amount equal to one-half of his then current annual salary. However, in the event that Mr. Beckstead dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs.

Director Compensation

         Directors of Security National Financial Corporation (but not including directors who are employees) are paid a director's fee of $12,000 per year by Security National Financial Corporation for their services and are reimbursed for their expenses in attending board and committee meetings. No additional fees are paid by the company for committee participation or special assignments. However, each director is provided with an annual grant of stock options to purchase 1,000 shares of Class A common stock under the 2000 Director Stock Option Plan.

Employee 401(k) Retirement Savings Plan

         In 1995, Board of Directors of Security National Financial Corporation adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) plan, effective as of January 1, 1995, Security National Financial Corporation may make discretionary employer matching contributions to its employees who choose to participate in the plan. The plan allows the board to determine the amount of the contribution at the end of each year. The board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 50% of the participating employee's contribution to the plan to purchase company stock up to a maximum discretionary employee contribution of 1/2% of a participating employee's compensation, as defined by the plan.

         All persons who have completed at least one year's service with Security National Financial Corporation and satisfy other plan requirements are eligible to participate in the 401(k) plan. All company matching contributions are invested in the company's Class A common stock. The company's matching contributions for 2003, 2002, and 2001 were approximately $4,493, $7,975 and $18,458, respectively. Also, the company may contribute at the discretion of its Board of Directors an employer profit sharing contribution to the 401(k) plan. The employer profit sharing contribution shall be divided among three different classes of participants in the plan based upon the participant's title in the company. All amounts contributed to the plan are deposited into a trust fund administered by an independent trustee. The company's contributions to the plan for 2003, 2002 and 2001, were $110,081, $142,218 and $260,350, respectively.

Employee Stock Ownership Plan

         Effective January 1, 1980, Security National Financial Corporation adopted an employee stock ownership plan for the benefit of career employees of the company and its subsidiaries. The following is a description of the ownership plan, and is qualified in its entirety by the ownership plan, a copy of which is available for inspection at the company's offices.

         Under the ownership plan, Security National Financial Corporation has discretionary power to make contributions on behalf of all eligible employees into a trust created under the ownership plan. Employees become eligible to participate in the ownership plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the Employee completes at least 1,040 hours of service). The company's contributions under the ownership plan are allocated to eligible employees on the same ratio that each eligible employee's compensation bears to total compensation for all eligible employees during each year. To date, the ownership plan has approximately 235 participants and had $98,588 contributions payable to the plan in 2003. Benefits under the ownership plan vest as follows: 20% after the third year of eligible service by an employee, an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee.

         Benefits under the ownership plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the company and demonstrates financial hardship. The ownership plan committee, however, retains discretion to determine the final method of payment. Finally, the company reserves the right to amend or terminate the ownership plan at any time. The trustees of the trust fund under the Ownership Plan are George R. Quist, Scott M. Quist and Robert G. Hunter, who each serve as a director of the company.

Deferred Compensation Plan

         In  2001,  the  Board  of  Directors  of  Security  National  Financial
Corporation adopted a deferred compensation plan. Under the terms of the deferred compensation plan, Security National Financial Corporation will provide deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. The board has appointed a committee of the company to be the plan administrator and to determine the employees who are eligible to participate in the plan. The employees who participate may elect to defer a portion of their compensation into the plan. The company may contribute into the plan at the discretion of the Board of Directors. The contributions of the company for 2003, 2002 and 2001 was $95,485, $100,577 and $220,038, respectively.

1993 Stock Option Plan

         On June 21, 1993, Security National Financial Corporation adopted the 1993 Stock Incentive Plan, which reserves shares of Class A common stock for issuance thereunder. The 1993 plan was approved at the annual meeting of the stockholders held on June 21, 1993. The 1993 plan allows the company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the company and its success and progress.

         The 1993 plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of Security National Financial Corporation. Both "incentive stock options," as defined under Section 422A of the Internal Revenue Code of 1986, and "non-qualified options" may be granted pursuant to the 1993 plan. The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the company's Board of Directors. The options granted under the 1993 plan, were to reward certain officers and key employees who have been employed by the company for a number of years and to help the company retain these officers by providing them with an additional incentive to contribute to the success of the company.

         The 1993 plan is to be administered by the Board of Directors or by a committee designated by the board. The terms of options granted or stock awards or sales affected under the 1993 plan are to be determined by the Board of Directors or its committee. The plan provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. In addition, the number of shares of common stock reserved for purposes of the plan shall be adjusted by the same proportion. No options may be exercised for a term of more than ten years from the date of grant.

         Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 1993 plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the company's Board of Directors.

         The 1993 plan has a term of ten years. The Board of Directors may amend or terminate the 1993 plan at any time, subject to approval of certain modifications to the 1993 plan by the shareholders of the company as may be required by law or the 1993 plan. On November 7, 1996, the company amended the 1993 plan as follows: (i) to increase the number of shares of Class A common stock reserved for issuance under the 1993 plan from 300,000 Class A shares to 600,000 Class A shares; and (ii) to provide that the stock subject to options, awards and purchases may include Class C common stock.

         On October 14, 1999, the company amended the 1993 plan to increase the number of shares of Class A common stock reserved for issuance under the plan from 746,126 Class A shares to 1,046,126 Class A shares. The plan terminated on June 21, 2003.

2000 Director Stock Option Plan

         On October 16, 2000, Security National Financial Corporation adopted the 2000 Directors Stock Option Plan effective November 1, 2000. The director plan provides for the grant by the company of options to purchase up to an aggregate of 50,000 shares of Class A common stock for issuance thereunder. The director plan provides that each member of the Board of Directors who is not an employee or paid consultant of the company automatically is eligible to receive options to purchase the company's Class A common stock under the director plan.

         Effective as of November 1, 2000, and on each anniversary date thereof during the term of the director plan, each outside director shall automatically receive an option to purchase 1,000 shares of Class A common stock. In addition, each new outside director who shall first join the board after the effective date shall be granted an option to purchase 1,000 shares upon the date which such person first becomes an outside director and an annual grant of an option to purchase 1,000 shares on each anniversary date thereof during the term of the director plan. The options granted to outside directors shall vest in their entirety on the first anniversary date of the grant. The primary purposes of the director plan are to enhance the company's ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the company.

         In the event of a merger of Security National Financial Corporation with or into another company, or a consolidation, acquisition of stock or assets or other change in control transaction involving the company, each option becomes exercisable in full, unless such option is assumed by the successor corporation. In the event the transaction is not approved by a majority of the "continuing directors" (as defined in the director plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

2003 Stock Option Plan

         On July 11, 2003, Security National Financial Corporation adopted the 2003 Stock Incentive Plan, which reserves shares of Class A and Class C common stock for issuance thereunder. The 2003 plan was approved by the Board of Directors on May 9, 2003 and by the stockholders at the annual meeting of the stockholders held on July 11, 2003. The 2003 plan allows the company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the company and its success and progress.

         The 2003 plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of Security National Financial Corporation. Both "incentive stock options," as defined under Section 422A of the Internal Revenue Code of 1986, and "non-qualified options" may be granted pursuant to the 2003 plan. The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Board of Directors. The options granted under the 2003 plan are to reward certain officers and key employees who have been employed by the company for a number of years and to help the company retain these officers by providing them with an additional incentive to contribute to the success of the company.

         The 2003 plan is to be administered by the Board of Directors or by a committee designated by the board. The terms of options granted or stock awards or sales affected under the 2003 plan are to be determined by the Board of Directors or its committee. The plan provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. In addition, the number of shares of common stock reserved for purposes of the plan shall be adjusted by the same proportion. No options may be exercised for a term of more than ten years from the date of grant.

         Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 2003 plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Board of Directors.

         The 2003 plan has a term of ten years. The Board of Directors may amend or terminate the 2003 plan at any time, subject to approval of certain modifications to the 2003 plan by the shareholders of the company as may be required by law or the 2003 plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Insuradyne Corporation, a wholly-owned subsidiary of Security National Financial Corporation, serves as general agent for the Company, pursuant to a general agency agreement, which is terminable by either party with 30 days' notice. In such capacity, Insuradyne receives a commission on the first year commissionable premium on certain of the Company's policies as well as a small renewal commission on certain other policies. In accordance with the Florida Insurance Code, a copy of the Company's general agency agreement with Insuradyne Corporation was filed with and approved by the Florida Department of Insurance. The Company's management believes that the terms of its general agency agreement with Insuradyne are as favorable to the Company as terms which could be obtained from independent third parties.

         During 2003 and 2002, gross commissions in the amount of $97,124 and $109,268 respectively, were earned by Insuradyne Corporation. At December 31, 2003, the Company owed $57,064 to Insuradyne as a result of commissions earned by Insuradyne but for which Insuradyne has not yet requested payment.

         The Company continues to be indebted to its parent, Security National Life Insurance Company, in the amount of $1,000,000, pursuant to a promissory note dated December 1988, which bears interest at the annual rate of interest equal to the prime rate (as hereinafter defined) plus 2%, with such interest rate not to be less than 9% nor in excess of 11%. For purposes of this promissory note, prime rate is defined to mean the prime rate as announced by Compass Bank, Birmingham, Alabama, from time to time, as its prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers). This promissory note is due on demand and is payable out of capital surplus in excess of $1,750,000, pursuant to Florida statutes, section 628.40. Interest and principal can only be repaid upon the express written approval of the Florida Department of Insurance.

         The Company entered into an Administrative Services Agreement dated December 17, 1998 with Security National Financial Corporation. Under the terms of the agreement, Security National Financial Corporation has agreed to provide the Company with certain defined administrative and financial services, including accounting services, financial reports and statements, actuarial, policyholder services, underwriting, data processing, legal, building management, marketing advisory services and investment services. In consideration for the services to be provided by Security National Financial Corporation, the Company will pay Security National Financial Corporation an administrative services fee of $250,000 per month, or $3,000,000 on an annual basis, which may be increased, beginning on January 1, 2001, to reflect increases in the Consumer Price Index, over the index as of January 1, 2000, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000, unless the Company and Security National Financial Corporation otherwise agree to in writing and such agreement is approved by the Florida Department of Insurance. Security National Financial Corporation has not made any increases in the amount of administrative service fees to reflect increases in the Consumer Price Index.

         The Administrative Services Agreement is to remain in effect for an initial term expiring on December 16, 2003. However, the term of the agreement was automatically extended for an additional one-year term expiring December 16, 2004. The agreement may be extended for additional one-year terms unless either the Company or Security National Financial Corporation shall deliver a written notice on or before September 30 of any year stating to the other its desire not to extend the term of the agreement. Neither the Company nor Security National Financial Corporation provided written notice prior to September 30, 2004 stating a desire not to extend the term of the agreement. As a result, the agreement will be extended for an additional one-year term ending December 31, 2005.

         SSLIC Holding Company, a wholly owned subsidiary of Security National Life Insurance Company, owns 57.4% of the outstanding shares of the Company's common stock. Security National Life Insurance Company is a wholly owned subsidiary of Security National Financial Corporation and owns 19.3% of the outstanding shares of the Company's common stock. In addition, George R. Quist, the Company's Chief Executive Officer is the Chief Executive Officer of Security National Financial Corporation; Scott M. Quist, the Company's President and Chief Operating Officer, is the President and Chief Operating Officer of Security National Financial Corporation; G. Robert Quist, the Company's Vice President and Secretary, is the First Vice President and Secretary of Security National Financial Corporation; Stephen M. Sill, the Company's Vice President, Treasurer and Chief Financial Officer, is the Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation. Finally, the directors of the Company, with the exception of G. Robert Quist, also serve as the directors of Security National Financial Corporation.

         On December 28, 1998 the Company entered into a loan funding and fee agreement and agency agreement with Security National Mortgage Company, a wholly-owned subsidiary of Security National Financial Corporation. Under the terms of the agreement, Security National Mortgage Company assigned its interest in residential mortgage loans that have been pre-sold to third party investors to the Company. The Company purchased these loans and held them as short-term investments until it received the proceeds from the third- party investors. The Company receives fee income from Security National Mortgage Company based upon how long the loans are outstanding. At December 31, 2003 and 2002, the Company had outstanding loan purchases of $17,497,249 and $16,283,759, respectively. Included in investment income was $1,478,281 and $1,130,231of fee income for the years ended December 31, 2003 and 2002, respectively.

         On December 26, 2003, the Company entered into a coinsurance agreement and a modified coinsurance agreement with Security National Life Insurance Company effective September 30, 2003. The Company ceded 50% of certain blocks of its universal life business to Security National Life Insurance Company. The total liabilities reinsured for this business on October 1, 2003 were $22,195,259. The Company received a ceding commission from Security National Life Insurance Company of $3,200,000 and will pay a risk charge to Security National Life Insurance Company of 1% of the outstanding coinsurance per calendar quarter. The Company placed investment grade bonds in a bank trust, the value of which equal the outstanding liabilities ceded to Security National Life Insurance Company. Security National Life Insurance Company is named as a beneficiary of the trust, and the terms of the trust are such that the Company will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security National Life Insurance Company.

         Under the coinsurance agreement and the modified coinsurance agreement, the coinsurance and the decrease in reserves are equal in amount. Under U. S. GAAP the coinsurance and the reserve decreases are netted since these are non-cash items, and the Company expects to recapture the coinsurance from future profits of the reinsured business. The Company has the right to recapture the business at any time after September 30, 2004, upon 90 days advance notice. As of December 31, 2003, the outstanding coinsurance amount was $3,075,137. The Company recorded as an expense the risk charge of $32,000 for the fourth quarter of 2003.

         On August 25, 2004, the Company entered into an Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company. Under the terms of the agreement, SSLIC Holding Company will be merged into the Company, resulting in the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and Security National Life Insurance Company has agreed to purchase 490,816 shares of the Company's common stock from the unaffiliated stockholders at $3.84 per share, or a total price of $1,884,733. The obligations of the Company, Security National Life Insurance Company and SSLIC Holding Company to complete the transaction are subject to the satisfaction of certain conditions, including the approval of the Agreement and Plan of Reorganization by a majority of the Company's stockholders, approval of the transaction by the insurance departments of Florida and Utah, and, on the closing date, the dissenting shares of the Company's common stock must not exceed 10% of the Company's outstanding common shares.

         The Company received rental income from Security National Financial Corporation of $167,349 and $168,933 during the years ended December 31, 2003 and 2002, respectively, for a lease of office space in the Company's building under the terms of the Administrative Services Agreement.

         The Company received interest income from Security National Financial Corporation of $33,767 and $75,622during the years ended December 31, 2003 and 2002, respectively, for short-term loans, which $28,091 and $113,707 were outstanding as of December 31, 2003 and 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of September 30, 2004 for
(i) each executive officer of the Company, (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.

                                                                      Percent of
      Name and Address(1)                          Number of Shares    Ownership
      -------------------                          ----------------    ---------
  SSLIC Holding Company(2)(3)                             1,207,784       57.4%
  Security National Life Insurance Company(2)(3)            406,635       19.3%
  George R. Quist(3)                                              0           *
  Scott M. Quist(3)                                               0           *
  G. Robert Quist(3)                                              0           *
  Stephen M. Sill                                                 0           *
  Charles L. Crittenden(3)                                        0           *
  H. Craig Moody(3)                                               0           *
  Robert G. Hunter, M.D.(3)                                       0           *
  Norman G. Wilbur(3)                                             0           *
  J. Lynn Beckstead, Jr.(3)                                       0           *
  All executive officers and directors
                                                   ----------------    --------
  as a group (9 persons)                                  1,614,419       76.7%
 ----------------------
  *Less than 1%.

         (1) Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 5300 South 360 West, Suite 350, Salt Lake City, UT 84123.
         (2) SSLIC is a wholly owned subsidiary of Security National Life Insurance Company.
         (3) Each of the directors of the Company, except for G. Robert Quist, are directors of the Company and Security National Life Insurance Company and accordingly, exercise shared voting and investment power with respect to the shares of the Company's common stock beneficially owned by the Company and Security National Life Insurance Company, respectively.

            PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

         On February 7, 1998, Security National Financial Corporation entered into a letter of intent with Consolidare Enterprises, Inc., a Florida corporation, to purchase all of the outstanding shares of common stock of Consolidare for $11,427,810. The assets of Consolidare consisted of 1,095,496 shares of the Company's common stock, all of the outstanding stock of Insuradyne Corporation, a Florida based general insurance agency, and a surplus indenture in the amount of $1,000,000 dated December 7, 1988. However, if the transaction was structured such that Security National Financial Corporation acquired additional assets of Consolidare besides the Company's common stock, the Insuradyne stock and the surplus debenture, then the purchase price paid at closing will be adjusted to $12,027,810. The transaction was subject to a definitive purchase agreement and to completion of due diligence, approval by the Board of Directors of Security National Financial Corporation and Consolidare, and any needed regulatory approvals from either the Utah or Florida insurance departments.

         On April 24, 1998, Security National Financial Corporation entered into an acquisition agreement with Consolidare Enterprises, Inc. and certain stockholders of Consolidare to purchase all of the outstanding shares of common stock of Consolidare for $11,356,400, plus an amount equal to the current assets of Consolidare as of the closing date. The current assets were defined as cash and cash equivalents (with interest earned through the closing date) and accrued commissions due to Insuradyne from the Company. Security National Financial Corporation was also required to cause the Company to pay on the closing date, $1,050,000 to George Pahakis, then President and Chief Executive Officer of the Company, as a lump sum settlement of the executive compensation agreement between the Company and Mr. Pihakis. The closing of the transaction was contingent upon regulatory approvals, including the Florida Department of Insurance and the Utah Insurance Department, compliance or waiver of compliance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the approval of the agreement by the affirmative vote of a majority of Consolidare stockholders, with no Consolidare stockholders exercising their rights as dissenting stockholders.

         On December 17, 1998, Security National Financial Corporation completed the acquisition of Consolidare Enterprises, Inc., pursuant to the terms of an acquisition agreement that Security National Financial Corporation entered into on April 24, 1998 with Consolidare and certain stockholders of Consolidare for the purchase of all of the outstanding common shares of Consolidare. Prior to completion of the acquisition, Consolidare owned 1,095,496 shares of the Company's common stock, or 57.4% of the Company's outstanding shares, all of the outstanding shares of stock of Insuradyne Corporation, and a surplus debenture issued by the Company in the amount of $1,000,000. As consideration for the purchase of the Consolidare shares, Security National Financial Corporation paid a total of $12,248,194 to the Consolidare stockholders at closing. In addition to the purchase consideration, Security National Financial Corporation caused the Company to pay, on the closing date, $1,050,000 to George Pihakis, the Company's President and Chief Executive Officer prior to closing, as a lump sum settlement of the compensation agreement between the Company and Mr. Pihakis. The Florida Department of Insurance approved the acquisition of Consolidare Enterprises, Inc. by Security National Financial Corporation, including the acquisition agreement among Security National Financial Corporation, Consolidare and certain stockholders of Consolidare.

         In connection with the acquisition of Consolidare, Security National Financial Corporation entered into an administrative services agreement dated December 17, 1998 with the Company. Under the terms of the agreement, Security National Financial Corporation agreed to provide the Company with certain defined administrative and financial services, including accounting services, financial reports and statements, actuarial, policy holder services, underwriting, data processing, legal, building management, market advisory services and investment services. In consideration for these services, the Company agreed to pay Security National Financial Corporation an administrative services fee of $250,000 per month, or $3,000,000 on an annual basis, provided, however, that such fee is to be reduced to zero for so long as the capital and surplus of the company is less than or equal to $6,000,000, unless the Company and Security National Financial Corporation otherwise agreed in writing and such agreement is approved by the Florida Department of Insurance. The Florida Department of Insurance approved the administration services agreement when it approved the acquisition of Consolidare Enterprises, Inc. by Security National Financial Corporation.

         The administrative services fee may be increased, beginning on January 1, 2001, to reflect increases in the Consumer Price Index over the index amount as of January 1, 2000. However, the administrative services agreement shall remain in effect for an initial term expiring on December 16, 2003. Security National Financial Corporation has not made any increases in the amount of the administrative services fees to reflect increases in the Consumer Price Index. The term of the agreement may be automatically extended for additional one-year terms unless either Security National Financial Corporation or the Company shall deliver notice on or before September 30 of any year stating to the other its desire not to extend the term of the agreement. Neither the Company nor Security National Financial Corporation provided written notice prior to September 30, 2004 stating a desire not to extend the term of the agreement. As a result, the agreement will be extended for an additional one-year term ending December 31, 2005. The Company and Security National Financial Corporation intend to have the Administrative Services Agreement remain in effect following completion of the merger. As a result, the Administrative Services Agreement will not be impacted or affected if the proposed merger is completed.

         During the period from January 21, 1999 to March 27, 2000, Security National Life Insurance Company purchased a total of 78,899 shares of the Company's common stock in 49 transactions at prices ranging from $3.38 per share to $4.94 per share.

         On April 6, 2000, the Company, Security National Financial Corporation, Security National Life Insurance Company, SSLIC Holding Company and Consolidare entered into a settlement agreement with Capitol Indemnity Corporation, George
A. Fait, President of Capitol Indemnity Corporation, and Joel G. Fait, an officer of Capitol Indemnity Corporation, for the purpose of settling a lawsuit brought by Capitol Indemnity Corporation and the State of Idaho, Department of Insurance, as Rehabilitator for Universe Life Insurance Company against
Consolidare and its officers and directors in the Circuit Court of the Eighteenth Judicial Circuit, Seminole County, Florida. In consideration for Capitol Indemnity Corporation agreeing to dismiss its claims against Consolidare and its officers and directors, Security National Financial Corporation, through its affiliates, Security National Life Insurance Company and SSLIC Holding Company, agreed to purchase a total of 186,871 shares of the Company's common Stock held by Capitol Indemnity Corporation, George Fait and Joel Fait, respectively, at $8.50 per share, or a total purchase price of $1,588,404, payable over a five year period.

         On April 13, 2000 and April 18, 2000, Security National Life Insurance Company purchased a total of 2,000 shares of the Company's common stock in two transactions each at $4.94 per share.

         On May 31, 2001, Security National Life Insurance Company entered into a stock purchase agreement with the Special Deputy Liquidator on behalf of the Director of the Idaho Department of Insurance, solely in her capacity as the Liquidator of The Universe Life Insurance Company and Trustee of the Universe Life Insurance Company Claimants Trust to settle the lawsuit brought by The Universe Life Insurance Company against Consolidare and its officers and directors in the Circuit Court of the Eighteenth Judicial Circuit, Seminole County, Florida. In consideration for the Special Deputy Liquidator agreeing to dismiss the claims of The Universe Life Insurance Company against Consolidare and its officers and directors, Security National Life Insurance Company agreed to purchase a total of 66,460 shares of the Company's common stock held by the Special Deputy Liquidator at $4.13 per share, or a total of $274,480.

         On May 1, 2002, Security National Life Insurance Company received 16,665 shares of the Company's common stock and SSLIC Holding Company received 54,775 shares of the Company's common stock pursuant to a 5% stock dividend declared by the Company's Board of Directors.

         On January 29, 2003, Security National Life Insurance Company entered into a stock purchase agreement with the Estate of Richard F. Behnke. Under the terms of the agreement, Security National Life Insurance Company purchased a total of 36,331 shares of the Company's common stock from the estate at $3.48 per share, for an aggregate purchase price of $126,432.

         On April 10, 2003, Security National Life Insurance Company received 19,408 shares of the Company's common stock and SSLIC Holding Company received 57,513 shares of the Company's common stock pursuant to a 5% stock dividend declared by the Company's Board of Directors.

         On December 26, 2003, the Company entered into a coinsurance agreement and a modified coinsurance agreement with Security National Life Insurance Company effective September 30, 2003. The Company ceded 50% of certain blocks of its universal life business to Security National Life Insurance Company. The total liabilities reinsured for this business on October 1, 2003 were $22,195,259. The Company received a ceding commission from Security National Life Insurance Company of $3,200,000 and will pay a risk charge to Security National Life Insurance Company of 1% of the outstanding coinsurance per calendar quarter. The Company placed investment grade bonds in a bank trust, the value of which equal the outstanding liabilities ceded to Security National Life Insurance Company. Security National Life Insurance Company is named as a beneficiary of the trust, and the terms of the trust are such that the Company will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security National Life Insurance Company.

         Under the coinsurance agreement and the modified coinsurance agreement, the coinsurance and the decrease in reserves are equal in amount. Under U. S. GAAP the coinsurance and the reserve decreases are netted since these are non-cash items, and the Company expects to recapture the coinsurance from future profits of the reinsured business. The Company has the right to recapture the business at any time after September 30, 2004, upon 90 days advance notice. As of December 31, 2003, the outstanding coinsurance amount was $3,075,137. The Company recorded as an expense the risk charge of $32,000 for the fourth quarter of 2003. The Company and Security National Life Insurance Company intend to have the coinsurance agreements remain in effect following completion of the merger. As a result, the coinsurance agreements will not be impacted or affected if the proposed merger is completed.

         On August 25, 2004, the Company entered into an Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company. Under the terms of the agreement, SSLIC Holding Company will be merged into the Company, resulting in the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and Security National Life Insurance Company has agreed to purchase 490,816 shares of the Company's common stock from the unaffiliated stockholders at $3.84 per share, or a total price of $1,884,733. The obligations of the Company, Security National Life Insurance Company and SSLIC Holding Company to complete the transaction are subject to the satisfaction of certain conditions, including the approval of the Agreement and Plan of Reorganization by the Company's stockholders, approvals of the transaction by the insurance departments of Florida and Utah, and, on the closing date, the dissenting shares of the Company's common stock must not exceed 10% of the Company's outstanding common shares.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the special meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their judgment.

                  WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

         The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. In addition, because the merger is a "going private" transaction, the Company has filed a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, the exhibits to the Schedule 13E-3 and these reports, proxy statements and other information contain additional information about the Company and will be made available for inspection and copying at the Company's corporate offices during the regular business hours by any of the Company's stockholders or a representative of a stockholder as so designated in writing.

         The Company's stockholders may also read and copy the Schedule 13E-3 and any reports, statements or other information filed by the Company at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800- SEC-0330 for further information on the operation of the public reference rooms. The Company's filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: "http://www.sec.gov."

         The SEC allows the Company to "incorporate by reference" information into this proxy statement. This means that the Company can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Similarly, the information that the Company later files with the SEC may update and supersede the information in this proxy statement. The Company incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the special meeting. The Company also incorporates by reference into this proxy statement the following documents filed by it with the SEC under the Exchange Act:

         o The Company's Annual Report on Form 10-K for the year ended December 31, 2003;

         o The Company's Current Reports on Form 8-K filed with the SEC on August 30, 2004 (reporting under Item 2), September 3, 2004 (reporting under Item 8.01) and October 13, 2004 (reporting under
              Item 8.01) and Current Report on Form 8-K/A filed with the SEC on September 3, 2004 (reporting under Item 8.01); and

         o The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

         The Company undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to Southern Security Life Insurance Company, 755 Rinehart Road, Lake Mary, Florida 32746, Attention: G. Robert Quist (telephone number: (800) 336-9558). Document requests from the Company should be made by December __, 2004 in order to receive them before the special meeting.

         The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of the Company since the date of this proxy statement or that the information herein is correct as of any later date.

         Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. The Company has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated December __, 2004. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

                                     By order of the Board of Directors,



                                     --------------------------------
                                     G. Robert Quist
                                     First Vice President and Secretary


December __, 2004

                                      PROXY
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned common stockholder of Southern Security Life Insurance Company (the "Company") acknowledges receipt of the notice of special meeting of the stockholders to be held on December __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m. Eastern Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and G. Robert Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

         1. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) Southern Security Life Insurance Company becoming a privately-held and wholly-owned subsidiary of Security National Life Insurance Company and (ii) the unaffiliated stockholders of Southern Security Life Insurance Company becoming entitled to receive cash at $3.84 for each of their common shares of Southern Security Life Insurance Company;

                       [  ]  FOR                 [ ]  AGAINST      [ ] ABSTAIN

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                       [  ]  FOR                 [ ]  AGAINST      [ ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

Dated                           , 2004
      --------------------------



------------------------
Signature of Stockholder


------------------------
Signature of Stockholder

         Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this proxy card immediately.

NOTE: Securities dealers or other representatives: please state the number of shares voted by this proxy.

                                   Appendix A
                                   ----------


                      AGREEMENT AND PLAN OF REORGANIZATION



                                  By and among



                    SECURITY NATIONAL LIFE INSURANCE COMPANY,

                              SSLIC HOLDING COMPANY

                                       and

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY






                                 August 25, 2004

                              TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS..........................................................1
    1.1      Certain Terms Defined ............................................1

ARTICLE 2 AGREEMENT TO MERGE, ETC..............................................4
    2.1      Agreement to Merge................................................4
    2.2      Payment to Holders of SSLIC Common................................4
    2.3      Delivery of Cash for Certificates of SSLIC Common.................5
    2.4      The Closing.......................................................6
    2.5      Dissenting Shareholders...........................................6
    2.6      Surviving Corporation.............................................7
    2.7      Covenants, Agreements, Etc. as Conditions.........................7
    2.8      Effectiveness of Merger...........................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SSLIC..............................7
    3.1      Subsidiaries, Joint Ventures, Etc.................................7
    3.2      Organization and Qualification, Etc...............................7
    3.3      Articles of Incorporation and Bylaws..............................8
    3.4      Capital Stock.....................................................8
    3.5      Officers and Directors; Financial Institution Accounts, Etc.......8
    3.6      Litigation........................................................9
    3.7      Minute Books, Etc.................................................9
    3.8      Authorization of Agreement........................................9
    3.9      No Conflict with Other Interests .................................9
    3.10     Tax Returns......................................................10
    3.11     Software Programs, Patents, Trademarks, Service marks, and
             Copyrights ......................................................11
    3.12     Compliance with Law .............................................11
    3.13     Employee Benefit Plans ..........................................11
    3.14     Labor ...........................................................12
    3.15     State Admissions ................................................12
    3.16     Financial Statements............................................ I2
    3.17     Absence of Contracts, Agreements, and Plans......................13
    3.18     No Adverse Change................................................13
    3.19     Casualties.......................................................14
    3.20     Limitations on SSLIC ............................................14
    3.21     Accounts, Notes, and Advances Receivable.........................15
    3.22     No Undisclosed Liabilities or Agreements ........................15
    3.23     Disclosure ......................................................16
    3.24     Title to Properties; Liens; Conditions of Properties ............16
    3.25     No Liability for Finders' or Financial Advisory Fees ............17
    3.26     Environmental Matters     .......................................17
    3.27     Information Set Forth in Any Schedule ...........................18
    3.28     SEC Documents ...................................................18

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SECURITY NATIONAL LIFE ...........18
    4.1      Organization and Qualification, Etc .............................18
    4.2      Authority .......................................................18
    4.3      Valid and Binding Obligations....................................18
    4.4      No Violation of Articles of Incorporation, Etc ..................19
    4.5      Authorization of Agreement ......................................19
    4.6.     No Conflict with Other Interests ................................19
    4.7.     Financial Statements ............................................19
    4.8      Disclosure ......................................................20
    4.9      SEC Documents ...................................................20
    4.10     SSLIC Holding ...................................................20

ARTICLE 5 CONDUCT OF THE BUSINESS OF SSLIC PENDING THE MERGER ................20
    5.1      Conduct Business in Ordinary Course..............................21
    5.2      No Change in Articles or Bylaws .................................21
    5.3      No Change in Capitalization .....................................21
    5.4      No Dividends ....................................................21
    5.5      No Change in Compensation .......................................21
    5.6      No Contract Not in Ordinary Course ..............................21
    5.7      No Changes in Personnel or Financial Institutions ...............21
    5.8      Maintenance of Property .........................................22
    5.9      Insurance .......................................................22
    5.10     Business Intact .................................................22
    5.11     No Capital Contributions ........................................22
    5.12     Representations and Warranties ..................................22
    5.13     Necessary Action ................................................22
    5.14     Best Efforts to Satisfy Conditions ..............................22
    5.15     Inconsistent Activities .........................................22
    5.16     Access to Properties, Files, Etc   ..............................23
    5.17     Correspondence with Regulators ..................................23
    5.18     Hart-Scott-Rodino Filing ........................................23

ARTICLE 6 APPROVALS NEEDED FOR MERGER ........................................24
    6.1      Hart-Scott-Rodino Antitrust Improvements Act of 1976 ............24
    6.2      Regulatory Approvals.............................................24

ARTICLE 7 CONDITIONS .........................................................24
    7.1      Conditions Precedent to Obligations of Security National Life ...24
    7.2      Conditions Precedent to Obligations of SSLIC.....................26

ARTICLE 8 ACCESS TO INFORMATION ..............................................28
    8.1      Pre-Closing Access by SSLIC .....................................28
    8.2      Access to Accountant's Records by SSLIC .........................29
    8.3      Post-Merger Access by SSLIC .....................................29

ARTICLE 9 INDEMNIFICATION ....................................................29
    9.1      Indemnification by SSLIC ........................................29
    9.2      Indemnification by Security National Life .......................29
    9.3      Survival of Obligation to Indemnify .............................30
    9.4      Notice and Procedure ............................................30
    9.5      Third Party Claims ..............................................30
    9.6      Limitation on Indemnification Obligations .......................31
    9.7      Indemnification as Exclusive Remedy .............................31
    9.8      No Consequential Damages.........................................31

ARTICLE 10 MISCELLANEOUS .....................................................31
    10.1     Termination; Expenses ...........................................31
    10.2     Rights of Third Parties .........................................31
    10.3     Survival of Representations and Warranties; Indemnities .........31
    10.4     Prior Agreements; Modifications .................................31
    10.5     Captions and Table of Contents ..................................33
    10.6     Governing Law ...................................................33
    10.7     Counterparts.....................................................33
    10.8     Severability ....................................................33
    10.9     Notices .........................................................33
    10.10    Waiver ..........................................................34
    10.11    Definition of SSLIC's Knowledge .................................34
    10.12    Definition of Security National Life's Knowledge ................34
    10.13    Attorney's Fees..................................................34
    10.14    Consent to Jurisdiction .........................................34
    10.15    Cross References ................................................35

ANNEXES

Annex I            Agreement of Merger

Annex II           Escrow Agreement

SCHEDULES
                (with page number where first mentioned in text)
                                                                            Page
                                                                            ----

Schedule 2.6       Surviving Corporation ......................................7

Schedule 3.4       SSLIC Shareholders .........................................8

Schedule 3.5       SSLIC Officers, Directors, Employees, Financial
                   Institution Accounts, Safety Deposit Boxes,
                   Powers of Attorney, and Shareholders........................8

Schedule 3.6       SSLIC Litigation ...........................................8

Schedule 3.10A     SSLIC Tax Returns .........................................10

Schedule 3.10B     Taxes Not Reflected on SSLIC's Balance Sheet ..............10

Schedule 3.11      SSLIC Patents, Trademarks, Servicemarks, and Copyrights ...10

Schedule 3.13      SSLIC Employee Benefit Plans; Employment Contracts ........11

Schedule 3.15      States Where SSLIC Admitted or Qualified ..................12

Schedule 3.16      SSLIC Financial Statements ................................12

Schedule 3.17      SSLIC Contracts, Agreements, and Plans ....................13

Schedule 3.20      Certain Occurrences Since June 30, 2004 ...................14

Schedule 3.24A     SSLIC Real Estate Owned and Leased ........................16

Schedule 3.24B     SSLIC Fixed Assets ........................................16

Schedule 4.7       Security National Life Financial Statements................19

Schedule 5.11      SSLIC Indebtedness.........................................21

Schedule 10.11     List of SSLIC Individuals for "Knowledge" Purposes ........33

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into this 25th day of August, 2004, by and among SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah corporation and wholly owned subsidiary of Security National Financial Corporation ("Security National Life"), SSLIC HOLDING COMPANY, a Utah corporation and wholly owned subsidiary of Security National Life (" SSLIC Holding") and SOUTHERN SECURITY LIFE INSURANCE COMPANY, a Florida corporation ("SSLIC") (Security National Life, SSLIC Holding, and SSLIC collectively, the "Parties").


                                   WITNESSETH:

         WHEREAS, the Parties desire upon the terms and subject to the conditions herein set forth to enter into an agreement and plan of reorganization providing for the merger of SSLIC Holding with and into SSLIC which merger, if consummated, would result in (i) SSLIC becoming a wholly- owned subsidiary of Security National Life and (ii) the shareholders of SSLIC (except for Security National Life and SSLIC Holding) becoming entitled to receive cash for their shares of SSLIC Common; and

         WHEREAS, the Parties desire to enter into such an agreement and plan of reorganization, and each of the Parties is prepared to make the representations, warranties, and agreements set forth below.

         NOW, THEREFORE, in order to consummate the transactions set forth above and in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the Parties, intending to be legally bound, agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         1.1 Certain Terms Defined. The terms defined in this Section 1.1 shall for all purposes of this Agreement have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

         (a) "Agreement" shall mean this Agreement by and among Security National Life, SSLIC Holding and SSLIC as originally executed and delivered or, if amended or supplemented, as so amended or supplemented;

         (b) "Closing" shall have the meaning specified in Section 2.4;

         (c) "Closing Date" shall have the meaning specified in Section 2.4;

         (d) "Disbursing Agent" shall mean the law firm of Mackey Price Thompson & Ostler;

         (e) "Effective Time of the Merger" shall mean the date for the effectiveness of the Merger as specified in the Articles of Merger filed with the Department of State of the State of Florida and the Articles of Merger filed with the Division of Corporations and Commercial Code of the State of Utah or if no date is specified therein, the later of the time (i} at which Articles of Merger are filed with the Division of Corporations and Commercial Code of the State of Utah and (ii) at which Articles of Merger are filed with the Department of State of the State of Florida;

         (f)  "Employee  Benefit  Plans"  shall have the  meaning  specified  in
Section 3.13;

         (g)  "Escrow  Account"  shall  mean  the  account   maintained  at  the
Disbursing Agent pursuant to the Escrow Agreement into which Security National Life shall deposit the Merger Consideration as provided in Section 2.2(c);

         (h) "Escrow Agreement" shall mean the Agreement referenced in Section 2.2(b);

         (i) "GAAP" shall mean accounting principles generally accepted in the United States of America;

         (j) "IRC" means the Internal Revenue Code of 1986, as amended (including any subsequent statute);

         (k) "Material" when used in "materially adverse" or "material adverse change", shall be deemed to mean an effect or variance with respect to SSLIC, or Security National Life, as appropriate, the magnitude of which would result in an after tax net effect or variance of Twenty- Five Thousand Dollars ($25,000) or more, whether individually or in the aggregate;

         (l) "Merger" shall mean the merger of SSLIC Holding into SSLIC contemplated by this Agreement and the Plan of Merger;

         (m) "Merger Consideration" shall have the meaning specified in Section 2.2(a);

         (n) "Parties" shall have the meaning specified in the first paragraph of this Agreement;

         (o) "Per Share Amount" shall have the meaning specified in Section 2.2(a);

         (p) "Permitted Liens" shall mean as of any given time:

              (i) liens and charges for then current state, county, city, school, water, public utility, district, or other municipal taxes, levies, or assessments not then due and payable or which remain payable without loss of discount, interest, or penalty or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been set aside on the books of SSLIC; and

              (ii) easements, rights of way, rights of lessees under leases, installations of public utilities, title exceptions and reservations, reservations in land patents, access and other restrictions, zoning ordinances, and other encumbrances, none of which individually or in the aggregate materially interferes with SSLIC's use of the properties subject thereto in the ordinary course of its businesses;

         (q) "Plan of Merger" shall mean the Agreement of Merger between Security National Life, SSLIC Holding and SSLIC pursuant to which SSLIC Holding will be merged into SSLIC, which Agreement of Merger shall be substantially in the form attached hereto as Annex I;

         (r) "SSLIC" shall have the meaning specified in the first paragraph of this Agreement;

         (s) "SSLIC Unaudited Balance Sheet" shall have the meaning specified in
Section 3.16;

         (t) "SSLIC Common" shall mean the shares of Common Stock, par value $1.00 per share, of SSLIC, and any reference to a share thereof shall include a fractional share thereof on a proportionate basis;

         (u) "SSLIC Financial  Statements"  shall have the meaning  specified in
Section 3.16;

         (v) "SSLIC Fixed Assets" shall have the meaning specified in clause (a) of Section 3.24;

         (w) "SSLIC Holding" shall have the meaning specified in the first paragraph of this Agreement;

         (x) "SSLIC June 30, 2004, Unaudited Financial Statements" shall have the meaning specified in Section 3.16;

         (y) "Schedule" shall mean any one of the schedules delivered by the Parties pursuant to this Agreement Articles 3, 4, 5 or 10 and identified and initialed as such by an officer of the Party delivering such Schedule;

         (z) "Security National Life" shall have the meaning specified in the first paragraph of this Agreement;

         (aa) "Security National Life Unaudited Balance Sheet" shall have the meaning specified in Section 4.9;

         (bb) "Security National Life Financial Statements" shall have the meaning specified in Section 4.7;

         (cc) "Security National Life June 30, 2004, Unaudited Financial Statements" shall have the meaning specified in Section 4.7;

         (dd) "Surviving Corporation" shall mean SSLIC, with and into which SSLIC Holding shall have been merged in accordance with the Plan of Merger and applicable law.

                                    ARTICLE 2

                            AGREEMENT TO MERGE, ETC.

         2.1 Agreement to Merge. In accordance with the provisions of Section 16-10a-I 101 et seq. of the Utah Revised Business Corporation Act and Section
607.0101 et seq. of the Florida Business Corporation Act, at the Effective Time of the Merger, SSLIC Holding shall be merged with and into SSLIC upon the terms set forth in the Plan of Merger. Pursuant to such Merger:

         (a) The separate existence of SSLIC Holding shall cease in accordance with the provisions of Section 16-10a-1106 of the Utah Revised Business Corporation Act and Section 607.1106 et seq. of the Florida Business Corporation Act.

         (b) SSLIC will be the Surviving Corporation in the Merger and will continue to be governed by the laws of the State of Florida, and the separate corporate existence of SSLIC and all of its rights, privileges, immunities, and franchises, public or private, and all of its duties and liabilities as a corporation organized under the laws of the State of Florida, will continue unaffected by the Merger.

         (c) The shares of SSLIC Common owned by SSLIC's shareholders (except for the shares of SSLIC Common owned by Security National Life and SSLIC) immediately prior to the Effective Time of the Merger shall be exchanged for cash in accordance with the terms and provisions of this Agreement and the Plan of Merger and Section 2.2(a) hereof.

         (d) The shares of SSLIC Holding Company owned by Security National Life immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of Security National Life, automatically be converted into SSLIC Common so that, following such conversion, SSLIC shall be a wholly owned subsidiary of Security National Life.

         2.2 Payment to Holders of SSLIC Common.

         (a) The total amount of cash to be paid by Security National Life to the holders of SSLIC Common (except for Security National Life and SSLIC Holding), holding an aggregate of 490,816 shares of SSLIC Common, pro rata to their respective share ownership, shall be $3.84 per share of SSLIC Common (the "Per Share Amount"), or an aggregate amount of One Million Eight Hundred Eighty-four Thousand Seven Hundred Thirty-three and 44/100 Dollars ($1,884,733.44), subject to adjustment as described below (such amount as adjusted, the "Merger Consideration"). The 490,816 shares of SSLIC Common that Security National Life has agreed to purchase from the holders of SSLIC Common represent 23.3% of the outstanding shares of SSLIC Common, or all of the outstanding shares of SSLIC Common, except for the shares of SSLIC Common held by Security National Life and SSLIC Holding. The Merger Consideration shall be provided by Security National Life through SSLIC Holding and by virtue of SSLIC Holding's merger with and into SSLIC. Each share of SSLIC Common issued and outstanding immediately prior to the Effective Time of the Merger (except for the shares of SSLIC Common held by Security National Life and SSLIC Holding) shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and converted into the right to receive cash in an amount equal to the the Per Share Amount. Each holder of a share or shares of SSLIC Common immediately prior to the Effective Time of the Merger (except for the shares of SSLIC Common held by Security National Life and SSLIC Holding) shall by virtue of the Merger and without any action on the part of such holder cease being a shareholder of SSLIC and automatically receive cash in an amount equal to the number of shares of SSLIC Common held of record by such holder at such time multiplied by the Per Share Amount. Rights of dissenting shareholders are described in Section 2.5.

         (b) Upon the execution and deliver of this Agreement, (i) Security National Life, SSLIC Holding, SSLIC, and the Disbursing Agent shall execute and deliver the Escrow Agreement in the form attached hereto as Annex II.

         (c) The Merger Consideration shall be delivered to the Disbursing Agent as follows:

              (i) No later than 10:00 a.m. (Mountain Standard Time) on the Closing Date, Security National Life and SSLIC Holding shall deliver the Merger Consideration to the Disbursing Agent.

              (ii) Promptly after the Effective Time of the Merger, and in accordance with Section 2.3 hereof, the Disbursing Agent shall deliver to the holders of SSLIC Common at the Effective Time of the Merger, the Merger Consideration in the proportion set forth in Section 2.2(a) hereof.

         2.3 Delivery of Cash for Certificates of SSLIC Common. All deliveries of Merger Consideration to be made to the shareholders of SSLIC Common shall be made by delivery of cash by the Disbursing Agent to each holder of SSLIC Common or its designated agent or transferee. After the Effective Time of the Merger, there shall be no further registry of transfers in respect of SSLIC Common. Promptly after the Effective Time of the Merger, Security National Life will cause the Disbursing Agent to send a notice and a transmittal form to each holder of record of SSLIC Common immediately prior to the Effective Time of the Merger advising such holders of the terms of the Merger Consideration to be effected in connection with the Merger, the procedure for surrendering certificates for SSLIC Common to the Disbursing Agent, and the procedure for delivery to such shareholders of the amount of cash to which such holder is entitled pursuant to the terms hereof and the Plan of Merger. If any such cash is to be delivered to a name other than that in which the stock certificate is registered, the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person requesting such cash shall pay to the Disbursing Agent any transfer or other fees required by reason of the delivery to any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Disbursing Agent that such fee has been paid or is not applicable.

         2.4 The Closing. The execution and delivery by Security National Life, SSLIC Holding and SSLIC of the various instruments and documents which this Agreement contemplates, all of which shall take place prior to the Effective Time of the Merger, shall constitute the "Closing". The Closing shall take place, at the offices of Security National Life, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, or at such other place as Security National Life, SSLIC Holding and SSLIC shall otherwise agree in writing, at 10:00 a.m. (Mountain Standard Time), on a day (the "Closing Date") within five business days after the last to occur of either (i) approval of the Merger by the SSLIC shareholders or (ii) the obtaining of the last of the approvals referred to in
Article 7, provided that all other conditions to closing have been met or waived. If SSLIC, SSLIC Holding and Security National Life cannot agree on the Closing Date, it shall take place on the fifth such business day. In the event that any condition precedent to a party's obligation to close hereunder and under the Plan of Merger is not satisfied or fulfilled at or as of the Closing, and the party with the right to do so has not waived compliance therewith, the Closing shall be postponed until such later time as such condition precedent shall have been satisfied or such waiver shall have been given, or the parties shall otherwise mutually agree.

         As promptly as possible following the Closing, a fully-executed and verified Articles of Merger meeting the requirements of Section 16-10a-1105 of the Utah Revised Business Corporation Act and a fully-executed and verified Certificate of Merger meeting the requirements of Section 607.1109 of the Florida Business Corporation Act shall be delivered for filing to the Office of the Division of Corporations and Commercial Code of the State of Utah and the Department of State of the State of Florida, respectively.

         2.5 Dissenting Shareholders. The duties and rights of a dissenting shareholder of SSLIC Common, as well as the duties and rights of the Surviving Corporation shall be as provided in the Utah Revised Business Corporation Act and the Florida Business Corporation Act. If any such shareholder shall not perfect his rights as a dissenting shareholder under Section 607.1302 et seq. of the Florida Business Corporation Act, or such shareholder shall thereafter withdraw such election or otherwise become bound by the provisions of this Agreement and the Plan of Merger pursuant to the Florida Business Corporation Act, the amount of cash delivered to the Disbursing Agent with respect to such shareholder shall be delivered by the Disbursing Agent to such shareholder in exchange for the certificates representing such shareholder's shares of SSLIC Common. If any such shareholder thereafter receives payment for such shareholder's shares as provided in the Florida Business Corporation Act, the Disbursing Agent shall return to the Surviving Corporation cash which the Disbursing Agent had been holding as due to such shareholder pursuant to this Agreement and the Plan of Merger.

         2.6  Surviving  Corporation.  Except as provided  otherwise in Schedule
2.6:

         (a) The Articles of Incorporation of SSLIC as in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time.

         (b) The Bylaws of SSLIC as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time.

         (c) From and after the Effective Time, the Board of Directors and officers of Security National Life shall be the Board of Directors and officers of the Surviving Corporation.

         2.7 Covenants, Agreements, Etc. as Conditions. The material performance of all covenants and agreements, and the material accuracy of all representations and warranties made herein by Security National Life, SSLIC Holding and SSLIC are conditions to the obligations of Security National Life, SSLIC Holding and SSLIC, respectively, and it shall be the obligation of each party, prior to or at the time of Closing, to show to the reasonable satisfaction of the other parties that all such covenants and agreements have been complied with, and that the representations and warranties contained herein comply with Sections 8.1 and 8.2, and the failure of a party to do so shall be a breach of and a failure to meet such conditions to the performance hereof by the other parties.

         2.8 Effectiveness of Merger. The Merger shall become effective at the Effective Time of the Merger.

                                    ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF SSLIC

         SSLIC  represents  and  warrants  to Security  National  Life and SSLIC
Holding  that,  subject to such  exceptions  as are disclosed in the Annexes and
Schedules:

         3.1 Subsidiaries. Joint Ventures, Etc. SSLIC has no subsidiaries. SSLIC does not own, directly or indirectly, any of the outstanding capital stock of any corporation or an interest in any partnership, joint venture, or other enterprise, other than any securities held for investment purposes in the ordinary course of business.

         3.2 Organization and Qualification, Etc. SSLIC:

              (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, with full corporate power and corporate authority to own or hold under lease its properties and assets and to carry on its business as presently conducted under the laws of such state and under its articles of incorporation;

              (ii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where such qualification is necessary for the conduct of its business and failure to qualify would have a material adverse effect on its business or financial condition; and

              (iii) has all licenses, permits, authorizations, and approvals necessary to own or lease its properties and assets and to carry on its business as presently conducted where the failure to secure such licenses, permits, authorizations and approvals would have a material adverse effect on its business or financial condition;

         3.3 Articles of Incorporation and Bylaws. The copies of SSLIC's Articles of Incorporation (certified by the Department of State of Florida) and Bylaws (certified by the secretary or an assistant secretary of SSLIC), both as amended to date, which have been furnished to Security National Life are true, correct, and complete and are in full force and effect on the date hereof.

         3.4 Capital Stock. The authorized capital stock of SSLIC consists of 3,000,000 shares of SSLIC Common, par value $1.00 per share, of which as of the date hereof, 2,105,235 shares are validly issued and outstanding, fully paid and non-assessable. The current shareholders of SSLIC and the number of shares held by each such shareholder are set forth in Schedule 3.4. SSLIC has not entered into or is bound by any agreement to issue or sell additional shares of its capital stock or securities convertible into or exchangeable for such capital stock, nor has it granted or is there outstanding any other option, warrant, right, call, or commitment of any character relating to its authorized and unissued capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock.

         3.5  Officers  and  Directors;  Financial  Institution  Accounts,  Etc.
Schedule 3.5 delivered to Security National Life contains true, correct, and complete lists of:

         (a) the names of all of SSLIC's officers and directors;

         (b) the names and job descriptions of the three highest paid employees of SSLIC for the fiscal year ended December 31, 2003, together with a statement of the full amount of compensation accrued for each such person in respect of such year and a summary of the basis on which each such person is compensated, if such basis is other than a fixed salary rate;

         (c) the name of each financial institution in which SSLIC has an account or safety deposit box, the name in which the account or box is held and the names of all persons authorized to draw checks thereon or to have access thereto; and

         (d) the names of all persons holding powers of attorney from SSLIC and a summary statement of the terms thereof.

         3.6 Litigation. Except as disclosed in Schedule 3.6, there is no action, suit, proceeding, or claim and no investigation by any governmental agency pending, or to the knowledge of SSLIC threatened, against SSLIC, or the assets or business of SSLIC, which if determined adversely would require payment by SSLIC of damages greater than $25,000 or which has or may reasonably be expected in the future to have a material adverse effect on the assets, liabilities, financial condition, or results of operations of SSLIC. There is no action, suit, proceeding, claim, or investigation pending or, to the knowledge of SSLIC, threatened against or affecting the transactions contemplated by this Agreement and the Plan of Merger. There is no outstanding, and to the best of the knowledge of SSLIC, any threatened, order, writ, injunction, or decree of any court, government, or governmental agency against SSLIC, which has or may have a material adverse effect on the assets, liabilities, financial condition, or results of operations of SSLIC.

         3.7 Minute Books, Etc. The minute books of SSLIC contain full and complete minutes of all annual, special, and other meetings (or written consents in lieu thereof) of the directors and committees of directors and shareholders of SSLIC; to SSLIC's knowledge, the signatures thereon are the true signatures of the persons purporting to have signed them; the stock ledgers of SSLIC are complete and all documentary stamp taxes, if any, required in connection with the issuance or transfer of the outstanding shares of SSLIC Common have been paid.

         3.8 Authorization of Agreement. The Board of Directors of SSLIC has duly approved this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby and has duly authorized the execution and delivery by SSLIC of this Agreement, the Plan of Merger and the Escrow Agreement, subject to the requisite approval by the holders of SSLIC Common. Subject to the requisite approval of the holders of SSLIC Common, and subject to any requisite approval of regulatory authorities having jurisdiction with respect to the transactions contemplated by this Agreement, SSLIC has full power and authority to enter into this Agreement and perform its obligations hereunder and to enter into the Plan of Merger and the Escrow Agreement and perform its obligations thereunder.

         This Agreement constitutes, and the Plan of Merger and the Escrow Agreement will constitute, valid, and legally binding obligations of SSLIC enforceable against SSLIC in accordance with their respective terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and to roles of law governing specific performance, injunctive relief or other equitable remedies; and this Agreement and the Plan of Merger and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have, or will have prior to the Closing Date, been duly authorized and approved and adopted by or on behalf of SSLIC by all requisite corporate action.

         3.9 No Conflict with Other Interests. Neither the execution and delivery of this Agreement or the Plan of Merger nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, or constitute a material default under or accelerate or permit the acceleration of the performance required by, any provision of the Articles of Incorporation or Bylaws of SSLIC or any agreement or instrument to which SSLIC is a party or by which SSLIC or its properties may be bound or affected or any order, judicial or administrative award, judgment, or decree, or to SSLIC's knowledge, any law, to which SSLIC is a party or by which SSLIC's properties may be bound or affected or result in the creation or imposition of any lien, charge, pledge, security interest, or other encumbrance upon any of its properties. To SSLIC's knowledge, no consents, waivers, approvals, authorizations, or orders other than the approval of the shareholders of SSLIC and the regulatory authorities listed in
Section 7.1 are necessary for the authorization, execution, and delivery of this Agreement and the Plan of Merger by SSLIC and the consummation of the transactions contemplated herein and therein except for (i) such consents, approvals or filings as may be required under applicable securities laws and
(ii) the filing of Articles of Merger and a Certificate of Merger with the Division of Corporations and Commercial Code of Utah and the Department of State of Florida.

         3.10 Tax Returns. Except as disclosed on Schedule 3.10A, SSLIC has filed all necessary Federal, state, and local income, premium, property, sales and use, capital stock, and franchise tax returns, and all necessary reports and returns for all other taxes due to the Federal, state, and local governments, and complete and correct copies thereof have been furnished (with respect to the Federal returns) or made available (with respect to the other returns) to Security National Life for the three years ended December 31, 2003. SSLIC has paid all taxes (whether or not shown to be owing on said returns), and all assessments of taxes received by each of them have been paid in full. All such tax returns were correct and complete in all respects. To the best of its knowledge after due inquiry, SSLIC has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of IRC ss.6662. The Federal income tax returns of SSLIC for the three years ended December 31, 2003 have never been audited by the Internal Revenue Service. There are no other pending tax examinations or tax claims, nor any basis for any tax claim against SSLIC. There are no waivers of statutes of limitation in effect in respect of any taxes for SSLIC. Except as disclosed in Schedule 3.10A, no claim has ever been made by an authority in a jurisdiction where SSLIC does not file returns that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of SSLIC that arose in connection with any failure (or alleged failure) to pay any tax. All taxes not yet due but which are accruable have been fully accrued on the books of SSLIC (in accordance with sound accounting practice) or full reserves have been established therefor (in accordance with sound accounting practice) and are reflected in SSLIC's balance sheets as of June 30, 2004, delivered to Security National Life pursuant to
Section 3.16 (except as set forth in Schedule 3.10B delivered or to be delivered to Security National Life hereto). The unpaid taxes of SSLIC do not exceed those reserves as adjusted for the passage of time through the Effective Time of the Merger in accordance with the past custom and practice of SSLIC in filing its tax returns. SSLIC has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. SSLIC has never filed a consent under IRC Section 341(f) (relating to collapsible corporations). SSLIC is not a party to any tax allocation or sharing agreement. SSLIC has not been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was SSLIC) or does not have any liability for the taxes of any person (other than any of SSLIC) under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

         3.11 Software Programs, Patents, Trademarks, Servicemarks, and Copyrights. Except as indicated on Schedule 3.11 delivered to Security National Life, all software programs, patents, trade names, trademarks or servicemarks, or service names (whether registered or unregistered) and copyrights or applications for any thereof owned by, licensed to, or used by SSLIC are valid and subsisting and are listed in Schedule 3.11. SSLIC has not licensed any third party to use any software program, patent, trademark, servicemark, know-how, or copyright. Except as set forth in Schedule 3.11, to SSLIC's knowledge, there are no claims or demands of any person pertaining to any software programs, patents, know-how, patent applications, trademarks, trademark applications, servicemark or service name applications, or copyrights owned by or licensed to SSLIC; no proceedings have been instituted or are pending or to SSLIC's knowledge, threatened which challenge the rights of SSLIC in respect thereto; and to SSLIC's knowledge, the practice or use by SSLIC of any software program, patent, trademark, servicemark, or copyright, or any process utilized by or any product produced by SSLIC, does not infringe (nor is it infringed by) any software program, patent, trademark, servicemark, or copyright owned by a third party (nor is it subject to any outstanding order, decree, judgment or stipulation). There are no pending, nor to SSLIC's knowledge any threatened, claims, demands, or proceedings charging SSLIC with infringement of or making any other claim with respect to any software program, patent, trademark, trade name, servicemark or service name, copyright, or license. There is no (a) unexpired, valid patent on products or processes of SSLIC in creating such products and which SSLIC not entitled to use or (b) patent or application therefor or invention which would adversely affect any product, apparatus, method, process, or design of SSLIC. No officer, director, or employee of SSLIC has an interest in any software program, patent, patent application, trademark, trademark application, servicemark, servicemark application, trade name, or copyright of SSLIC.

         3.12 Compliance with Law. SSLIC in the conduct of its business is in compliance with all laws, regulations, and orders of any governmental entity affecting the business of SSLIC presently enacted and in force with respect to which the failure to comply would have a material adverse effect on SSLIC. To SSLIC's knowledge, there is no pending or threatened change of any such law, regulation, or order which might materially adversely affect the assets, liabilities, financial condition, or results of operations of SSLIC taken as a whole. SSLIC has not been charged with violating, nor to SSLIC's knowledge, threatened with a charge of violating, nor to SSLIC's knowledge is it under investigation with respect to a possible violation of, any provision of any Federal, state, or local law or administrative ruling or regulation relating to any aspect of its business.

         3.13 Employee Benefit Plans. Except as shown in Schedule 3.13 delivered to Security National Life, SSLIC is not a party to any pension, retirement, stock purchase, savings, profit-sharing, deferred compensation, or collective bargaining agreement, group insurance contracts, or any other incentive, welfare, or employee benefit plans (collectively the "Employee Benefit Plans") under which employees of SSLIC participate or have the right to receive benefits. SSLIC is not, nor will it from the date hereof through the Effective Time of the Merger be, in (a) violation of any applicable Federal, state, or local laws or regulations relating to the Employee Benefit Plans or (b) default of any of its obligations with respect to the Employee Benefit Plans with respect to which such violation or default would have a material adverse effect on SSLIC. SSLIC shall not amend or terminate any of the Employee Benefit Plans without the prior written consent of Security National Life. Furthermore, SSLIC shall not make any contributions under the Employee Benefit Plans other than those required by the terms of the Employee Benefit Plans without the prior written consent of Security National Life. Each Employee Benefit Plan has been consistently maintained and administered in accordance with its terms and provisions and the requirements, including those relating to reporting and disclosure, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All information necessary to make all required or necessary filings with the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation, and any other governmental agencies with respect to any of the Employee Benefit Plans after the Effective Time of the Merger will be made available to Security National Life in a manner that will permit Security National Life to make such filings in a timely manner. Except as set forth in
Schedule 3.13 delivered to Security National Life, SSLIC is not a party to any employment contract or agreement. The employee census for SSLIC as of July 31, 2004, as disclosed in Schedule 3.13, is true, correct, and complete as of that date and has not materially changed. SSLIC is not nor ever been a member of a "multi employer plan" as defined in ERISA.

         3.14 Labor. SSLIC is not in violation of any applicable Federal, state, or local law relating to the employment of labor (including, without limitation, the provisions thereof relating to wages and hours, the payment of Social Security taxes, and equal employment opportunity) nor is SSLIC liable for any tax or penalty for failure to comply with any of the foregoing, with respect to which any violation or liability would have a material adverse effect on SSLIC. There are no suits pending or, to SSLIC's knowledge, threatened between SSLIC and any of its employees. SSLIC is not currently, nor to its knowledge since its formation has it been, involved in any labor discussions with any unit or group seeking to become the bargaining unit for any of its employees. SSLIC' s employees are not a member of any union or collective bargaining group.

         3.15 State Admissions. SSLIC is duly qualified to do business and is in good standing in the states listed in Schedule 3.15. Except as set forth on
Schedule 3.15, there are no proceedings pending or, to the knowledge of SSLIC threatened, which could materially adversely affect any such licenses or qualifications, nor are there any facts known to SSLIC which could result in any such material adverse effect.

         3.16 Financial Statements. SSLIC has furnished to Security National Life copies of SSLIC's year- end financial statements for the years 2001 through 2003, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Tanner + Co. (collectively, the "SSLIC Financial Statements"), and unaudited balance sheets of SSLIC as of June 30, 2004, and the related unaudited statements of income and shareholders' equity for the period ended on June 30, 2004 (the "SSLIC June 30, 2004, Unaudited Financial Statements"). The SSLIC Financial Statements (including the notes thereto) present the financial condition of SSLIC, at December 31 in each of the years 2001 through 2003 and the results of its operations and other data contained therein for each of the three years then ended and have been prepared in accordance with GAAP, applied on a consistent basis (except as expressly set forth or disclosed in the notes, exhibits, or schedules thereto). The exhibits and schedules included in such SSLIC Financial Statements present the data purported to be shown thereby. The SSLIC June 30, 2004, Unaudited Financial Statements have been prepared in accordance with GAAP and present the financial position of SSLIC as of such date and the results of its operations for such period. The unaudited balance sheet of SSLIC as at June 30, 2004, included in the SSLIC June 30, 2004, Unaudited Financial Statements, is hereinafter referred to as the "SSLIC Unaudited Balance Sheet".

         3.17 Absence of Contracts, Agreements, and Plans. Except for this Agreement and the Plan of Merger and the contracts, agreements, plans, and commitments specifically referred to herein, or listed in Schedule 3.17 delivered to Security National Life, SSLIC is not presently a party to or subject to any of the following, whether written or oral:

         (a) any management, consulting, or employment contract or contract for personal services which extends beyond June 30, 2004;

         (b) any plan, contract, or arrangement providing for bonuses, pensions, deferred compensation, retirement payments, profit sharing, incentive pay, stock purchase, hospitalization, medical expenses, or similar employee benefits;

         (c) any collective bargaining contract, agreement, commitment, or similar arrangement with any labor union or other similar organization;

         (d) any contracts, commitments, or agreements for capital expenditures which will involve expenditure after the date hereof of more than $5,000 in the aggregate for items of like kind;

         (e) any contract or agreement not made in the ordinary course of business except as permitted by Section 3.20(j);

         (f) any contract extending beyond June 30, 2004, except as permitted by
Section 3.20(j);

         (g) any contract or agreement containing covenants not to compete in any line of business;

         (h) any contract, agreement, arrangement, or understanding upon which any part of the business of SSLIC is materially dependent or which materially affects the assets, liabilities, financial condition, or results of operations of SSLIC; or

         (i) any license, franchise, distributorship, dealer, manufacturer's representative, sales agency, or advertising agreement.

         3.18 No Adverse Change. Since June 30, 2004, there has been no change in the assets, liabilities, financial condition, or results of operations of SSLIC except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Since June 30, 2004, SSLIC has not experienced any labor trouble, strike, stoppage, or any other occurrence which would materially adversely affect its assets, liabilities, financial condition, or results of operations.

         3.19 Casualties. Since June 30, 2004, the assets, liabilities, financial condition, and results of operations of SSLIC has not been materially adversely affected in any way (whether or not covered by insurance) as the result of fire, explosion, earthquake, hurricane, accident, labor trouble, requisition, or taking of property by any government or any agency of any government, flood, windstorm, embargo, riot, or act of God or the public enemy or any other casualty or similar event. 3.20 Limitations on SSLIC. Except for the matters listed on Schedule 3.20, since June 30, 2004, there has not been:

         (a) material change in the business or operations of SSLIC or the manner of conduct of its business or operations other than changes in the ordinary course of business, none of which has had a material adverse effect on its businesses or operations considered as a whole;

         (b) Any change in the Articles of Incorporation or Bylaws of SSLIC, or any amendment to any material agreement, contract, or license to which SSLIC is a party or by which it is bound;

         (c) Any issuance by SSLIC of any capital stock, bonds, debentures, notes, or other corporate securities or any option, warrant, or right to purchase any thereof;

         (d) Any declaration, setting aside, or payment of any dividend or any other distribution on or in respect of any shares of capital stock, or any direct or indirect redemption, retirement, purchase, or other acquisition by SSLIC of any shares of capital stock or convertible securities of any of them;

         (e) Any waiver by SSLIC of any right or rights of material value or any payment, direct or indirect, of any material debt, liability, or other obligation of it before the same shall become due in accordance with its terms;

         (f) Any material change in the accounting methods, practices, or policies followed by SSLIC, including but not limited to any change in depreciation or amortization policies or rates of depreciation or amortization theretofore adopted by it;

         (g) Any increase in the compensation payable or to become payable by SSLIC to any officer, director, employee, consultant or any shareholder of SSLIC or members of any of their families or any material increase in the rate of commission or other variable compensation to be paid to any person, other than increases in accordance with past practice;

         (h) Any payment of any pension, retirement, profit-sharing, or bonus payment, or other employee welfare or benefit payment, other than those required by any contract listed in Schedule 3.13 or Schedule 3.17;

         (i) Any incurring or guaranteeing of any debt, obligation, or liability for borrowed money (whether absolute or contingent and whether or not currently due and payable), except for endorsement of negotiable instruments for collection or deposit;

         (j) Entering into of any contract, agreement, arrangement, lease (as lessor or lessee), or license, whether written or oral, entered into or assumed by or on behalf of SSLIC, for more than one year or involving more than $5,000 in any single case or $25,000 in the aggregate for like items, except in accordance with past practice in the ordinary course of business;

         (k) Any merger or consolidation of or by SSLIC with any other corporation or any acquisition by SSLIC of all or any part of the stock or the business or assets of any other person, firm, association, corporation, business, or organization;

         (l) Except in accordance with past practice in the ordinary course of business, any change affecting the banking and safe deposit arrangements or powers of attorney in effect for SSLIC, any new financial institution accounts or safe deposit boxes opened for it or any new powers of attorney executed or made by it;

         (m) Any purchase or lease for a valuable consideration of any property from any officer, director, or employee of SSLIC or any member of his or her family or any entity affiliated with or controlled by any of the above;

         (n) Any sale, lease, disposition, or mortgage, pledge, or subjection to any lien or encumbrance (other than Permitted Liens) of, or any waiver of any substantial rights relating to, any material property or assets, tangible or intangible, of SSLIC other than the purchase and sale of investment securities;

         (o) Any failure by SSLIC to perform any of its obligations in any material respect or suffering or permitting any default to exist under any material contract, lease, or other arrangement to which it is a party or by which it may be bound which may result in the termination of such material contract, lease, or agreement or the imposition of material damages or penalties; or

         (p) Any occurrence of any material transaction or entry into any material agreement other than in the ordinary course of business or as specifically provided herein.

         3.21 Accounts, Notes, and Advances Receivable. All accounts, notes and advances receivable of SSLIC reflected on the SSLIC Balance Sheet were at the date of the SSLIC Balance Sheet valid obligations and collectible in the ordinary course of business subject to the reserve therefor shown on the SSLIC Balance Sheet, and SSLIC has not, since June 30, 2004, changed its normal credit and collection practices.

         3.22 No Undisclosed Liabilities or Agreements. Except as disclosed in the Balance Sheet or in any of the Schedules, SSLIC has not had, as of June 30, 2004, any material debts, liabilities, or obligations, whether accrued, absolute, or contingent and whether due or to become due, except to the extent set forth in or provided for on the SSLIC Balance Sheet.

         3.23 Disclosure. Neither this Agreement nor any document furnished or to be furnished in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained therein, or herein, in the light of the circumstances under which they are made, not misleading.

         3.24 Title to Properties; Liens; Conditions of Properties.

         (a) Schedule 3.24A sets forth (i) all of the land owned by, or under an agreement of sale or option to, SSLIC at the date hereof and (ii) each of the leases as to which the annualized rental obligation exceeds $5,000 per year or as to which the unexpired term exceeds one year (unless cancelable without penalty on thirty days' notice) pursuant to which SSLIC leases (as lessor or lessee) real or personal property at the date hereof. Schedule 3.24A delivered to Security National Life sets forth all the buildings, machinery, vehicles and equipment having an initial unit value of $3,000 or more ("SSLIC Fixed Assets") of SSLIC, other than real property owned or leased. Except for Permitted Liens and except for mortgages noted in the SSLIC Financial Statements or in the Schedules, SSLIC has good and marketable title in fee simple to all such real property and all such leases are valid and subsisting and it is not in default such as to give rise to cancellation, termination or a penalty thereunder. None of such SSLIC Fixed Assets, or real, leased, or other property is subject to any mortgage, pledge, lien, encumbrance, conditional sale agreement, security interest, title retention agreement, or other charge except for Permitted Liens and except as noted in the SSLIC Financial Statements or in the Schedules. There are no outstanding options or rights in any third person to acquire any of such real estate, leasehold interests, SSLIC Fixed Assets, or other property or any interest therein.

         (b) Except as otherwise specified in Schedule 3.24B:

              (i) all SSLIC Fixed Assets, taken as a whole, are in a good state of repair and operating condition (reasonable wear and tear and normal usage excepted);

              (ii) to SSLIC's knowledge, SSLIC's office building conforms in all material respects with all applicable zoning and land use laws, ordinances, and regulations and applicable deed restrictions and other applicable laws relating to health and safety, other than the Americans with Disabilities Act of 1990, and does not encroach on property of others; and

              (iii) to the knowledge of SSLIC, there is no pending or threatened change of any such zoning or land use law, ordinance, or regulation, nor any pending or threatened condemnation of any such property.

         3.25 No Liability for Finders' or Financial Advisory Fees. SSLIC has not incurred any liability for brokerage fees, finders' fees, agents' commissions, financial advisory fees, or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby.

         3.26 Environmental Matters.

         (a) To the knowledge of SSLIC, no Hazardous Substance (as hereinafter defined) has been released, discharged, deposited, emitted, leaked, spilled, poured, emptied, injected, dumped, disposed of, or otherwise placed or located on, in or under the real property and improvements described in Schedule 3.24A (the "Real Property") or any part thereof in a manner that would result in an obligation on the part of the Companies for the clean-up or removal thereof. For purposes of this Agreement, "Hazardous Substance" means any "hazardous substance" as that term is now defined in 42 U.S.C. 9601, any "extremely hazardous substance" as that term is now defined in 42 U.S.C. 11049(3), any "regulated substance" as that term is now defined in 42 U.S.C. 6991(2), or any other material now regulated under any environmental law, statute, regulation, rule, ordinance, code, license, permit, or order of the United States, or any state, or any other governing body, authority, or agency (collectively, ' "Environmental Laws"). The foregoing representation specifically excludes and is not applicable to the use, storage, and handling within the Real Property of substances customarily used in connection with normal office use provided (a) such substances are used and maintained in such quantities as are reasonably necessary for the permitted use of the Real Property in compliance with all Environmental Laws; and (b) such substances are not disposed of, released, or discharged on the Real Property, and shall be transported to and from the Real Property in compliance with all Environmental Laws.

         (b) The Real Property and its present and prior uses during SSLIC's ownership and/or occupancy comply with, and SSLIC is are not in violation of, and have not violated in connection with the conduct of its businesses, any Environmental Law. Any Hazardous Substances that have been removed by SSLIC from and disposed of off the Real Property have been handled, transported, stored, treated, and disposed of in compliance with all Environmental Laws.

         (c) Neither SSLIC nor the Real Property is subject to any obligations, liabilities, claims, judgments, orders, settlements, permits, licenses, authorizations, resolutions of disputes, writs, injunctions or decrees relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge or emission of any Hazardous Substance at or affecting the Real Property. In addition, there are no pending, or, to the knowledge of SSLIC, threatened investigations, citations, suits, actions or other legal proceedings, or notices of violation resulting from or connected with the Real Property or SSLIC relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge, or emission of any Hazardous Substance at or affecting the Real Property.

         (d) There are no facts or circumstances in existence known to SSLIC which may give rise to any litigation, proceedings, investigations, orders, citations, violations, notices, or liability resulting from or connected with the Real Property or SSLIC relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge, or emission of any Hazardous Substance.

         (e) All permits, licenses, consents and authorizations necessary for full compliance with all Environmental Laws applicable to the Real Property have been obtained and are valid and in full force and effect. No such application, report, or other document or information filed with or furnished to any federal, state or local governmental body, authority or agency contains any untrue statement of material fact or omits any statement of material fact necessary to make the statement therein not misleading.

         3.27 Information Set Forth in Any Schedule. Any information set forth in any Schedule, in any of the SSLIC Financial Statements or in any of the SSLIC June 30, 2004 Financial Statements shall be deemed set forth in each such Schedule.

         3.28 SEC Documents. SSLIC has furnished Security National Life with a true and complete copy of the following filings with the Securities and Exchange Commission (the "SEC"): (i) its annual report on Form 10-K for the year ended December 31, 2003; and (ii) its quarterly reports on Form lO-Q for the quarters ended March 31, and June 30, 2004. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF SECURITY NATIONAL LIFE

         Security National Life represents and warrants to SSLIC that, subject to such exceptions as are disclosed in the Annexes and Schedules:

         4.1 Organization and Qualification, Etc. Security National Life is duly organized, validly existing, and in good standing as a Utah corporation with corporate power and authority under the laws of the State of Utah and under its Articles of Incorporation to enter into this Agreement and perform its obligations hereunder, and to carry on its business as presently conducted.

         4.2 Authority. The Board of Directors of Security National Life has duly authorized the execution and delivery by Security National Life of this Agreement, the Plan of Merger, and the Escrow Agreement (as defined below) and the transactions contemplated hereby and thereby.

         4.3 Valid and Binding Obligations. Each of this Agreement, the Plan of Merger, and the Escrow Agreement has been duly authorized by Security National Life by all necessary corporate action and constitutes a valid and legally binding obligation of Security National Life in accordance with its respective terms.

         4.4 No Violation of Articles of Incorporation, Etc. The execution and delivery of this Agreement, the Plan of Merger and the Escrow Agreement (as defined below) by Security National Life and the consummation of the transactions contemplated hereby and thereby are not prohibited by and will not violate any provision of, or result in a default under, the Articles of Incorporation or Bylaws of Security National Life, any contract, agreement, or other instrument to which Security National Life is a party or by which its property is bound or any regulation, order, decree, or judgment of any court or governmental agency or any law applicable to it.

         4.5 Authorization of Agreement. The Board of Directors of Security National Life has duly approved this Agreement, the Plan of Merger and the Escrow Agreement, and the transactions contemplated hereby and thereby and has duly authorized the execution and delivery, by Security National Life of this Agreement, the Plan of Merger and the Escrow Agreement. No approval of this Agreement, the Plan of Merger and the Escrow Agreement is required by holders of Security National Life Common. Subject to any requisite approval of regulatory authorities having jurisdiction with respect to the transactions contemplated by this Agreement, Security National Life has full power and authority to enter into this Agreement and perform its obligations hereunder and to enter into the Plan of Merger and the Escrow Agreement.

         4.6 No Conflict with Other Interests. Neither the execution and delivery of this Agreement or the Plan of Merger nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, or constitute a default under or accelerate or permit the acceleration of the performance required by, any provision of the Articles of Incorporation or Bylaws of Security National Life or any agreement or instrument to which it is a party or by which it or its properties may be bound or affected or any order, judicial or administrative award, judgment, or decree, or to Security National Life's knowledge, any law, to which it is a party or by which any of its properties may be bound or affected or result in the creation or imposition of any lien, charge, pledge, security interest, or other encumbrance upon any of its properties. To Security National Life's knowledge, no consents, waivers, approvals, authorizations, or orders other than the approval of the regulatory authorities listed in Section 7.1 are necessary for the authorization, execution, and delivery of this Agreement and the Plan of Merger by Security National Life and the consummation of the transactions contemplated herein and therein.

         4.7 Financial Statements. Security National Life has furnished to SSLIC copies of the audited consolidated year-end financial statements of Security National Financial Corporation for the years 2001 through 2003, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Tanner + Co., of which the financial statements of Security National Life are part of such consolidated financial statements (the "Security National Life Financial Statements"), and unaudited consolidated balance sheets of Security National Financial Corporation as of June 30, 2004, and the related unaudited statements of income and shareholders' equity for the period ended on June 30, 2004 of which the financial statements of Security National Life are part of such financial statements (the "Security National Life June 30, 2004, Unaudited Financial Statements"). The Security National Life Financial

Statements (including the notes thereto) present the financial condition of Security National Life, at December 31 in each of the years 2001 through 2003 and the results of its operations and other data contained therein for each of the three years then ended and have been prepared in accordance with GAAP, applied on a consistent basis (except as expressly set forth or disclosed in the notes, exhibits, or schedules thereto). The exhibits and schedules included in such Security National Life Financial Statements fairly present the data purported to be shown thereby. The Security National Life June 30, 2004,
Unaudited Financial Statements have been prepared in accordance with GAAP and present the financial position of Security National Life as of such date and the results of its operations for such period. The unaudited balance sheet of Security National Life as at June 30, 2004, included in the Security National Life June 30, 2004, Unaudited Financial Statements are collectively hereinafter referred to as the "Security National Life Unaudited Balance Sheet".

         4.8 Disclosure. Neither this Agreement nor any document furnished or to be furnished in connection herewith contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements contained therein, or herein, in the light of the circumstances under which they are made, not misleading.

         4.9 SEC Documents. Security National Life has furnished SSLIC with a true and complete copy of the following filings with the Securities and Exchange
Commission: (i) the annual report on Form 10-K for the year ended December 31, 2003 of Security National Financial Corporation; and (ii) the quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2004 of Security National Financial Corporation. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

         4.10 SSLIC Holding. SSLIC Holding was incorporated on December 16, 1998, is a wholly owned subsidiary of Security National Life, and it has no assets other than 1,207,784 shares of SSLIC Common and the Merger Consideration provided to it for purposes of completing the Merger and has no liabilities.

                                    ARTICLE 5

               CONDUCT OF THE BUSINESS OF SSLIC PENDING THE MERGER

         Except as otherwise first approved in writing by Security National Life, or as otherwise set forth in this Agreement, SSLIC covenants that from the date hereof until the Effective Time of the Merger or until this Agreement is terminated in accordance with its terms:

         5.1 Conduct Business in Ordinary Course. The business of SSLIC shall be conducted only in the ordinary course, and none of the properties or assets of it shall be sold or otherwise disposed of, mortgaged, pledged, or otherwise hypothecated, except in the ordinary course of business or as otherwise contemplated by this Agreement.

         5.2 No Change in Articles or Bylaws. No change shall be made in the Articles of Incorporation or Bylaws of SSLIC.

         5.3 No Change in Capitalization. No change shall be made (by reclassification, subdivision, reorganization, or otherwise) in the authorized or issued capital stock of SSLIC, and no options, warrants, or rights to acquire, or securities convertible into or exchangeable for, any shares of capital stock of SSLIC shall be issued or granted.

         5.4 No Dividends. No dividend or other distribution or payment shall be declared or made in respect of the outstanding shares of capital stock of SSLIC. SSLIC shall not purchase or redeem or otherwise acquire any of its shares in exchange for cash or other property or prepay any notes or other debt.

         5.5 No Change in Compensation. Except for regular and customary increases in the compensation of salaried and hourly employees of SSLIC made in accordance with past practice (provided that notice of raises in excess of 5% per annum shall be given to Security National Life at least five business days prior to their effective date), no increase shall be made in the compensation payable or to become payable by SSLIC to any of its officers, employees, or agents, nor shall any bonus, pension, retirement, profit-sharing, or stock option payment, agency agreement, or other agreement or arrangement be made by any of them to or with any such person or persons, nor shall any change be made in any existing Employee Benefit Plan covering such person or persons.

         5.6 No Contract Not in Ordinary Course. No contract, obligation, or commitment (excepting therefrom insurance policies and annuities issued by SSLIC in the ordinary course of business) shall be entered into or assumed by or on behalf of SSLIC, except normal commitments incurred in the ordinary course of business; nor any indebtedness incurred representing borrowed money or the deferred purchase price of goods or services; nor shall any material contract, obligation, or commitment be modified or amended in any material respect or terminated. The foregoing shall not prohibit the purchase or sale of investment securities in the ordinary course of business in accordance with past practice.

         5.7 No Changes in Personnel or Financial Institutions. Except as provided in Section 5.5, no change (other than as required in the ordinary course of business) shall be made affecting the personnel, agents, or attorneys-in-fact of SSLIC other than the resignations or terminations of any such persons in the ordinary course of business, and no change shall be made in the banking or safe deposit arrangements of SSLIC.

         5.8 Maintenance of Property. SSLIC shall maintain its properties, taken as a whole, in good operating condition and repair.

         5.9 Insurance. SSLIC shall continue in full force and effect, at its expense, (i) all present policies of casualty, property, fidelity, errors and omissions, directors' and officers', and workers' compensation insurance which have been issued to it and (ii) all bonds and/or deposits in respect of any casualty, fidelity, property, or workers' compensation risks which are self-insured.

         5.10 Business Intact. SSLIC shall use its best efforts to preserve its business organization intact, to retain the services of its key officers, and of its employees, agents and consultants, and to preserve for Security National Life the good will of its agents, customers, and others having business relations with it.

         5.11 No Capital Contributions. No affiliate or non-affiliate person shall make any contributions to the capital of SSLIC or repay any indebtedness owed to it other than in cash, and Schedule 5.11 sets forth all indebtedness owed to it by any of the foregoing persons which was paid since June 30, 2004. The term "affiliate" shall mean any person controlling, controlled by, or under common control with SSLIC.

         5.12 Representations and Warranties. SSLIC hereby agrees that, from the date of this Agreement to the Closing Date, except as otherwise expressly permitted by this Agreement or as Security National Life may otherwise consent to in writing from time to time, SSLIC shall not engage in any activity or enter into any transaction which would be inconsistent in any material respect with any of the representations and warranties set forth in Article 3 as if such representations and warranties were made at a time subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be as of such later date.

         5.13 Necessary Action. As soon as practicable after the execution of this Agreement, SSLIC shall take all necessary corporate and other action and shall use its best efforts to obtain, or where appropriate assist Security National Life in obtaining, all material consents, orders, and approvals required for consummation of the transactions contemplated by this Agreement.

         5.14 Best Efforts to Satisfy Conditions. SSLIC shall use its best efforts to cause all conditions in this Article 5 to be satisfied on or prior to the second business day prior to the Closing Date.

         5.15 Inconsistent Activities. From the date of this Agreement, unless and until this Agreement has been terminated in accordance with Section 10.1, SSLIC shall not (i) solicit, directly or indirectly, any offer to acquire any of the SSLIC Common, or all or substantially all of the assets of any of SSLIC, whether by merger, purchase of assets, tender offer, or otherwise; or (ii) enter into any negotiations or agreements which contemplate the merger of SSLIC or the sale of any of the SSLIC Common, or all or substantially all of the assets of SSLIC to any person other than Security National Life. Nothing contained in this Section shall prohibit the management of SSLIC from advising its shareholders of any bona fide offer communicated to such management.

         5.16 Access to Properties, Files, Etc. SSLIC shall from time to time or at any time from the date hereof to the Effective Time of the Merger, give or cause to be given to Security National Life, its officers, employees, agents, representatives, consultants, accountants, public accountants, and general or special counsel:

              (i) full access during normal business hours to all SSLIC's properties, accounts, books, minute books, deeds, title papers, insurance policies, licenses, agreements, contracts, commitments, tax returns, records and files of every character, equipment, machinery, fixtures, furniture, vehicles, notes and accounts payable and receivable, and data processing programs;

              (ii) the name of each financial institution in which SSLIC or the trustee or agent of any retirement, pension, or similar plan to which SSLIC is a party has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto and the name of each person holding a power of attorney from SSLIC;

              (iii) promptly upon their becoming available, one copy of each financial statement, report, notice, or proxy statement sent by SSLIC to its shareholders generally, and of each regular or periodic report and any periodic statement or written communication, other than transmittal letters (all such material being collectively referred to as "SSLIC Reports"), in respect of SSLIC Reports filed by SSLIC with, or received by any of them in connection with, SSLIC Reports from any .securities commission or department; and

              (iv) all such other information concerning the affairs of SSLIC as Security National Life may reasonably request.

         SSLIC  agrees  that  any  investigation  or  inquiry  made by  Security
National Life pursuant to this Section 5.16 shall not in any way affect or diminish the representations and warranties made by SSLIC in this Agreement. Security National Life agrees that any such investigation or inquiry made by it after the date hereof shall be conducted at Security National Life's sole expense and in such manner as not to interfere unreasonably in any material way with the operation of the business of SSLIC. SSLIC further agrees that from the date of this Agreement until the Effective Time of the Merger or the termination of this Agreement, Security National Life shall have the right, at Security National Life's expense, at any time during normal business hours, to locate employees, agents, representatives and/or consultants at the premises of SSLIC.

         5.17 Correspondence with Regulators. SSLIC shall promptly provide Security National Life with copies of all correspondence to and from all regulatory authorities having jurisdiction with respect to SSLIC.

         5.18 Hart-Scott-Rodino Filing. As soon as practicable after the execution of this Agreement, SSLIC will effect all filings required, if any, by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 by reason of the transactions contemplated by this Agreement.

                                    ARTICLE 6

                           APPROVALS NEEDED FOR MERGER

         The consummation of the Merger shall be subject to the condition that the following approvals, orders and regulatory requirements shall have been obtained or complied with prior to the Closing Date:

         6.1 Hart-Scott-Rodino Antitrust Improvements Act of 1976. In the event that the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is deemed applicable at any time prior to the Closing Date, said act and the rules and regulations thereunder shall have been fully complied with by Security National Life and SSLIC (including, without limitation, compliance with the information furnishing and waiting period requirements thereof) prior to the Closing Date or such compliance shall have been waived by the governmental agencies having authority to give such waiver prior to the Closing Date.

         6.2 Regulatory Approvals. All authorizations, consents, orders or approvals of, or declarations of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity (including, without limitation, the insurance departments of the states of Florida and Utah) necessary for the consummation of transactions contemplated by the Agreement and Plan of Reorganization shall have been obtained.

                                    ARTICLE 7

                                   CONDITIONS

         7.1 Conditions Precedent to Obligations of Security National Life. The obligation of Security National Life to proceed with the transactions contemplated hereby is subject to satisfaction of the following conditions unless waived in writing by SSLIC:

         (a) Receipt of Approvals. The approval and action required by Article 6 shall, if necessary, have been obtained.

         (b) Completion of Valuation Report. A valuation report on the fair market value of the minority interests in the SSLIC Common shall be completed by Houlihan Valuation Advisors and delivered to Security National Life and SSLIC.

         (c) Dissenting SSLIC Shares; Stockholder Approval. On the Closing Date the dissenting SSLIC shares shall not exceed ten percent (10 %) of the shares of SSLIC Common then outstanding. Dissenting SSLIC shares shall mean, for the purpose of this Section 7.1(c), shares of SSLIC Common the holders of which shall have perfected their rights as dissenting shareholders under Section
607.1302 et seq. of the Florida Business Corporation Act.

         (d) Approval by SSLIC Shareholders. This Agreement and the Plan of Merger and the transactions contemplated thereby, shall have been approved and adopted by the affirmative vote or written consent of the holders of a majority of the outstanding shares of SSLIC Common.

         (e) Compliance. All of the covenants and obligations contained in this Agreement to be complied with and performed by SSLIC at or before the Closing Date shall have been complied with and performed.

         (f) Representations and Warranties True and Correct. The representations and warranties made by SSLIC in this Agreement shall be true and correct in all material aspects, at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except for changes contemplated by this Agreement; provided, however, that the foregoing condition shall be deemed to be satisfied except where any failure or failures to be true and correct shall reasonably be expected to result, in the aggregate, in an adverse change, after tax effect, in the financial condition or results of operations of SSLIC or, following the Effective Time of the Merger, of Security National Life, in excess of the amount of $25,000. SSLIC shall have delivered to Security National Life a certificate, dated the Closing Date, signed by an executive officer of SSLIC evidencing compliance with the provisions of paragraphs (g) and (h) of this Section 7.1.

         (g) Litigation. There shall not have been instituted any action or proceeding before any court or governmental agency or other regulatory or administrative agency or commission, by any governmental or other regulatory or administrative agency or commission or any private person, challenging the transactions contemplated hereby or otherwise relating to the transactions contemplated hereby or pursuant to the terms of the Plan of Merger.

         (h) Governmental Action. There shall not have been any action taken by any court, government, or governmental agency, domestic or foreign, rendering any party to this Agreement or the Plan of Merger unable to consummate the transactions contemplated hereby or thereby, otherwise making such transactions illegal.

         (i) Material Adverse Changes. Security National Life shall not have become aware after the date hereof of any facts which have a material adverse effect with respect to the assets, liabilities, financial condition, or results of operations of SSLIC, subject to the provisions of Section 8.1(i) above.

         (j) Resignation of Officers and Directors. Each officer and director of SSLIC as requested by Security National Life shall have executed a letter containing the resignation of such person as such officer and/or director effective as of the Effective Time of the Merger or at such date as Security National Life shall request.

         (k) Legal Matters. All actions, proceedings, instruments, and documents required to carry out this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and all other related legal matters shall be in all material respects to the reasonable satisfaction of counsel for Security National Life.

         (l) Receipt of Certain Documents. SSLIC shall have made available to Security National Life on or before the Closing Date the following items:

              (i) A copy of the resolution of the Board of Directors and shareholders of SSLIC adopting and approving this Agreement and the Plan of Merger and authorizing the transactions contemplated hereby and thereby, certified by the secretary or an assistant secretary of SSLIC;

              (ii) One or more certificates of the appropriate secretary of state (or other government official) as of a recent date showing SSLIC to be validly existing and in good standing;

              (iii) One or more certificates of the Franchise Tax Board of the state of Florida showing that all income tax and premium tax returns required to be filed as of such date by and all reports required to be filed by them through seven business days prior to the Closing Date have been duly filed and that the taxes reflected in such returns and reports have been duly paid;

              (iv) The resignations of all of the officers and directors of SSLIC as shall have been requested by Security National Life;

              (v) The minute books of SSLIC, and its stock register;

              (vi) All leases, contracts, insurance records, policies, and other documents affecting the assets and operations and systems of SSLIC wherever performed, including, but not limited to, all electronic data processing master files and programs in machine readable format and any documentation and procedures needed for their maintenance not previously delivered; and

              (vii) Such other documents as shall be reasonably requested by Security National Life.

         7.2 Conditions Precedent to Obligations of SSLIC. The obligations of SSLIC to proceed with the transactions contemplated hereby are subject to satisfaction of the following conditions unless waived by Security National
Life:

         (a) Receipt of Approvals. The approval and action required by Article 6 shall, if necessary, have been obtained.

         (b) Opinion of Counsel for Security National Life. SSLIC shall have received from Mackey Price Thompson & Ostler, counsel for Security National Life, an opinion, dated the Closing Date, to the effect that in such counsel's opinion:

              (i) Security National Life has been duly incorporated and is validly existing in good standing under the laws of its state of incorporation;

              (ii) each of this Agreement, the Plan of Merger and the Escrow Agreement has been duly authorized, executed, and delivered by Security National Life by all necessary corporate action and constitutes the valid and binding obligation of Security National Life in accordance with its respective terms, subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws, in each case relating to or affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforcement of such obligations is considered in proceeding in equity or at law);

              (iii) the execution, delivery, and performance of this Agreement, the Plan of Merger and the Escrow Agreement and the consummation of the transactions contemplated thereby will not result in any violation of any of the terms or provisions of the Articles of Incorporation or Bylaws of Security National Life or, to our knowledge, any loan or credit agreement, indenture, mortgage, note, or other agreement due to Security National Life or to which Security National Life is a party or by which it or any of its properties or assets is or may be bound;

              (iv) no authorization, consent, or approval of, or registration or filing with, any governmental or public body or authority of the United States, or of any jurisdiction thereof or therein, is required on the part of Security National Life for the performance of this Agreement, the Plan of Merger and the Escrow Agreement and the consummation of the transaction contemplated thereby, except such as have been obtained;

              (v) there are no actions or proceedings seeking to prevent or enjoin the transactions contemplated by this Agreement, the Plan of Merger and the Escrow Agreement known to such counsel to be pending or threatened.

         In giving such opinion, such counsel may rely upon opinions of other counsel satisfactory to it and, as to matters of fact, upon certificates of officers of Security National Life, provided that such counsel shall state that it believes it is justified in relying upon such certificates and shall deliver copies thereof to SSLIC contemporaneously with its opinion.

         (c) Compliance and Representations Correct. All of the covenants and obligations contained in this Agreement to be complied with and performed by Security National Life at or before the Closing Date shall have been complied with and performed in all respects, and the representations and warranties made by Security National Life in this Agreement shall be correct in all material respects, at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except for changes contemplated by this Agreement. Security National Life shall have delivered to SSLIC a certificate, dated the Closing Date and signed by an officer of Security National Life, evidencing compliance with the provisions of this Section 8.2.

         (d) Governmental Action. There shall not have been any action taken by any court, government, or governmental agency, domestic or foreign, rendering any party to this Agreement or the Plan of Merger unable to consummate the transactions contemplated hereby or thereby or otherwise making such transaction illegal.

         (e) Terms of Merger. The terms and provisions of the Merger between Security National Life and SSLIC shall be substantially in accordance with those set forth in the Plan of Merger, which is attached hereto as Annex I and is hereby made a part of this Agreement.

         (f) Legal Matters. All actions, proceedings, instruments, and documents required to carry out this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and all other related legal matters shall be in all material respects to the reasonable satisfaction of counsel for SSLIC.

         (g) Receipt of Certain Documents. Security National Life shall have made available to SSLIC on or before the Closing Date the following items:

              (i) A copy of the resolutions of the Board of Directors of Security National Life adopting and approving this Agreement and authorizing the transactions contemplated hereby and thereby, certified by the secretary or an assistant secretary of Security National Life;

              (ii) One or more certificates of the appropriate secretary of state (or other government official) as of a recent date showing Security National Life to be validly existing and in good standing;

              (iii) Such other documents as shall be reasonably requested by SSLIC.

                                    ARTICLE 8

                              ACCESS TO INFORMATION

         8.1 Pre-Closing Access by SSLIC. SSLIC shall give Security National Life's representatives, agents, consultants, accountants, and attorneys full access as set forth in Section 5.16. Security National Life agrees that it will hold in strict confidence all documents and information concerning SSLIC so furnished (except that such documents and information may be disclosed to Security National Life's independent accountants and counsel in like confidence and to any governmental authority reviewing the transactions contemplated by this Agreement), and, if the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained (except to the extent that such information was previously known to Security National Life or any of its affiliates, in the public domain or later acquired by Security National Life or any of its affiliates from other legitimate sources or thereafter through no fault of Security National Life becomes information generally available to the public) and upon written request from SSLIC all such documents shall immediately thereafter be returned to the party which furnished the particular document to Security National Life.

         8.2 Access to Accountant's Records by SSLIC. SSLIC shall direct its independent accountants to grant access to all documents in their possession concerning SSLIC, including its working papers, to representatives of Security National Life, at the expense (if any) of Security National Life, and the confidentiality provision set forth in Section 8.1 shall apply equally to all such documents.

         8.3 Post-Merger Access by SSLIC. After the Effective Time of the Merger, Security National Life agrees that it shall cause SSLIC to give those persons who were SSLIC' s officers, directors, attorneys, and accountants immediately prior to the Closing reasonable access to the records of SSLIC in connection with any litigation that may arise under this Agreement or any requirements of law or government regulations which may be applicable.

                                   ARTICLE 9

                                 INDEMNIFICATION

         9.1 Indemnification by SSLIC. SSLIC hereby agrees to indemnify and hold
harmless   Security   National  Life  against  and  in  respect  of  any  direct out-of-pocket loss, damage, or expense arising out of:

         (a) Any claim, liability, or obligation suffered or incurred by Security National Life resulting from or arising out of any misrepresentation, breach, or non-fulfillment of any representation, warranty, covenant, or agreement on the part of SSLIC contained in this Agreement; and

         (b) All actions, suits, investigations, proceedings, demands, assessments, judgments, reasonable attorney's fees, direct out-of-pocket costs and expenses incident to the foregoing, including (but not limited to) any audit or investigation by any governmental entity.

         9.2 Indemnification by Security National Life. Security National Life hereby agrees to indemnify and hold harmless SSLIC against and in respect of any direct out-of-pocket loss, damage, or expense arising out of:

         (a) Any claim, liability, or obligation suffered or incurred by SSLIC resulting from or arising out of any misrepresentation, breach, or non-fulfillment or any representation, warranty, covenant, or agreement on the part of Security National Life contained in this Agreement; and

         (b) All actions, suits, investigations, proceedings, demands, assessments, judgments, reasonable attorney's fees, direct out-of-pocket costs, and expenses incident to the foregoing, including (but not limited to) any audit or investigation by any governmental entity.

         9.3 Survival of Obligation to Indemnify. The mutual identification obligations of Security National Life and SSLIC shall survive until twelve (12) months after the Effective Time of the Merger (the "Indemnification Period"), and shall continue thereafter only with respect to a claim, liability or obligation for which the party seeking indemnity hereunder shall have given the other party an Indemnification Notice as provided herein at least ten (10) days prior to the expiration of the Indemnification Period. After the Effective Time of the Merger, the holders of SSLIC Common, pro rata in accordance with their ownership of SSLIC Common as of the Effective Time of the Merger, shall succeed to SSLIC's indemnification rights and obligations under this Article 9; provided, however, that the maximum aggregate amount for which any shareholder of SSLIC Common is required to indemnify Security National Life pursuant to this
Article  9  shall  not  exceed  such  shareholder's  Pro  Rata   Indemnification
Obligation  (as  defined  below).  A  shareholder's  Pro  Rata   Indemnification
Obligation shall be determined by multiplying (x)the Indemnity Amount (as defined in Section 9.6) by (y) the quotient of (A) the amount of cash paid to such shareholder hereunder, divided by (B) the total amount of cash paid to shareholders of SSLIC Common hereunder as part of the Merger Consideration.

         9.4 Notice and Procedure. Either party claiming indemnity hereunder (hereinafter referred to as the "Indemnified Party") shall give the party against whom indemnity is sought (hereinafter referred to as the "Indemnifying Party") prompt written notice (the "Indemnification Notice") after obtaining knowledge of any claim or the existence of facts as to which recovery may be sought against the Indemnifying Party because of the indemnity provisions set forth in this Article 9. The Indemnification Notice shall specify the basis for such indemnification claim, shall include the amount of such claim if known, and shall be supported by relevant information and documentation with respect thereto. If the Indemnifying Party does not object in writing to such identification claim within thirty (30) business days of receiving such Indemnification Notice, the Indemnified Party shall be entitled to recover promptly from the Indemnifying Party the amount of such claim and no later objection by the Indemnifying Party shall be permitted. In the event that the Indemnifying Party shall have timely objected in writing in whole or in part to any Indemnification Notice, the Indemnifying Party and the Indemnified Party shall privately attempt to resolve or compromise the claim. If the Indemnifying Party and the Indemnified Party shall have failed to resolve or compromise or agree to postpone resolution of the claim within a period of thirty (30) days from the date the Indemnifying Party shall have objected in writing, the Indemnified Party shall be free to seek a legal remedy.

         9.5 Third Party Claims. If a claim for indemnity arises in connection with a claim made by a third party (a "Third Party Claim"), the Indemnifying Party shall have the right, at any time after receipt of an Indemnification Notice, with respect to such Third Party Claim to assume the defense (which assumption may be made under a reservation of rights) and to control the settlement and compromise of such action or claim at its sole expense. The Indemnified Party shall cooperate in such defense as reasonably necessary, to enable the Indemnifying Party to conduct its defense, including providing the Indemnifying Party with reasonable access to such records as may be relevant to its defense. The Indemnifying Party shall be entitled to settle any such Third Party Claim without the prior written consent of the Indemnified Party provided that the Indemnifying Party provides the Indemnified Party with reasonable assurances that the Indemnified Party will be fully indemnified by the
Indemnifying   Party  in  connection  with  any  such  Third  Party  Claim.  The

Indemnified Party shall be entitled to retain its own counsel at its own expense in connection with any Third Party Claim that the Indemnifying Party has elected to defend. If the Indemnifying Party elects not to conduct the defense of a Third Party Claim, the Indemnified Party may defend and/or settle such Third Party Claim; provided, however, that the Indemnifying Party shall not be liable for any costs, damages, or expenses arising out of any settlement effected without its prior written consent, which consent shall not be unreasonably withheld. The Indemnified Party and the Indemnifying Party agree to keep each other reasonably informed as to the progress of any matter that is the subject of a Third Party Claim. The Indemnified Party further agrees to take any and all reasonable steps, including (without limitation) those steps reasonably requested by the Indemnifying Party, to mitigate any losses, damages, or expenses with respect to any Third Party Claim under this Agreement and to cooperate with the defense thereof. In the event it is ultimately determined that the Indemnified Party was not entitled to indemnification for a Third Party Claim, and the Indemnifying Party has nonetheless assumed the defense of such asserted liability, then the Indemnified Party shall, at such time as it is ultimately determined that the Indemnified Party was not entitled to indemnification, reimburse the Indemnifying Party for the reasonable costs and expenses, including reasonable attorney's fees, incurred by the Indemnified Party in connection with such assumption.

         9.6 Limitation on Indemnification Obligations. Except as provided in the last clause of this sentence, an Indemnified Party shall not be entitled to recover any indemnification obligation pursuant to this Article 9 unless and until the total indemnification obligations for which such Indemnified Party could seek recovery hereunder exceeds the sum of Twenty-Five Thousand Dollars ($25,000) in the aggregate (the "Threshold Amount"). In the event such aggregate indemnification obligations exceed the Threshold Amount, such Indemnified Party shall be entitled to recover only the amount by which such aggregate indemnification obligations exceed the Threshold Amount. In no event may an Indemnified Party be entitled to recover an identification obligation under this
Article 9 in excess of Five Hundred Thousand Dollars ($500,000) (the "Indemnity Amount"). Notwithstanding anything to the contrary contained herein, any indemnification payments made to Security National Life pursuant to this Article 9 shall be net of related tax effects and net of insurance proceeds received or to be received by Security National Life on account of such indemnification claim.

         9.7 Indemnification as Exclusive Remedy. Indemnification pursuant to the provisions of this Article 9 shall be the sole and exclusive remedy of the parties hereto for any misrepresentation or breach of any warranty, covenant, or agreement contained in this Agreement or in any closing document executed and delivered pursuant to the provisions hereof, or any other claim arising out of the transactions contemplated by this Agreement.

         9.8 No Consequential Damages. With respect to any claim for indemnity under this Agreement or any dispute among the Parties arising out of this Agreement, no party shall be entitled to recover from any other party any consequential damages, except that such limitation shall not apply in the case of intentional misrepresentation or fraud on the part of a party.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Termination; Expenses. This Agreement, the Plan of Merger, and the transactions contemplated by this Agreement and the Plan of Merger may be terminated at any time, whether before or after action by the shareholders of SSLIC as contemplated by Section 5.16:

         (a) by action of the Board of Directors of Security National Life in the event of a failure of a condition set forth in Section 7.1 ;

         (b) by action of the Board of Directors of SSLIC in the event of a failure of a condition set forth in Section 7.2;

         (c) by mutual agreement of the Boards of Directors of Security National Life and SSLIC;

         If termination shall occur as permitted herein, each party will pay its own expenses incurred in connection with the proposed merger at the time of termination.

         10.2 Rights of Third Parties. This Agreement has been negotiated by and among the Parties, and no other person shall have any rights or obligations hereunder. Neither SSLIC nor Security National Life may assign this Agreement or any interest hereunder, and any such attempted assignment not in compliance herewith shall be null and void, except that Security National Life may assign this Agreement to a wholly owned SSLIC Holding, provided that any such assignment shall not relieve Security National Life of its obligations hereunder. Except as otherwise provided herein, this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.3 Survival of Representations and Warranties; Indemnities. The representations, warranties, covenants, and agreements of SSLIC and Security National Life contained in this Agreement and in any instrument delivered hereunder shall survive for the period of their obligation to indemnify, as set forth in Section 9.3.

         10.4 Prior Agreements; Modifications. This Agreement, the Plan of Merger and the Escrow Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all prior agreements, documents, or other instruments with respect to the matters covered hereby. This Agreement may be amended by an instrument in writing signed by each of SSLIC and Security National Life; provided, however, that no such amendment entered into without the written consent of the shareholders of SSLIC may decrease the Merger Consideration.

         10.5 Captions and Table of Contents. The captions and table of contents in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

         10.6 Governing Law. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of the State of Utah without regard to its conflicts of law principles.

         10.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof.

         10.8 Severability. If any clause, provision, or section of this Agreement is ruled illegal, invalid, or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision, or section shall not affect any of the remaining provisions hereof.

         10.9 Notices. Any notice, request, instruction, or other document to be given hereunder shall be in writing and shall be transmitted by certified or registered mail, postage prepaid, by reputable express courier, or by facsimile transmission. The addresses or facsimile telephone numbers to which such communications shall be sent are as follows:

If to SSLIC:
                  755 Rinehart Road
                  Lake Mary, Florida
                  Attention: Scott M. Quist, President and
                  Chief Operating .Officer
                  Facsimile Number: (407) 323-9701

If to Security National Life:

                  5300 South 360 West, Suite 250
                  Salt Lake City, UT 84123
                  Attention: George R. Quist, Chairman and
                  Chief Executive Officer
                  Facsimile Number: (801) 265-9882

With a copy to:

                  Mackey Price Thompson & Ostler
                  57 West 200 South, Suite 350
                  Salt Lake City, Utah 84101-3663
                  Attention: Randall A. Mackey, Esq.
                  Facsimile Number: (801) 575-5006

If to the Disbursing Agent:

                  Mackey Price Thompson & Ostler
                  57 West 200 South, Suite 350
                  Salt Lake City, Utah 84101-3663
                  Attention: Randall A. Mackey, Esq.
                  Facsimile Number: (801) 575-5006

or to such other address or facsimile telephone number as any party may from time to time designate to the others in writing.

         10.10 Waiver. The accuracy of any representation or warranty, the performance of any covenant or agreement or the fulfillment of any condition of this Agreement by SSLIC, SSLIC Holding or Security National Life may be expressly waived only in writing by the other parties. Any waiver hereunder shall be effective only in the specific instance and for the purpose for which given. No failure or delay on the part of SSLIC, SSLIC Holding or Security National Life in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies expressly specified in this Agreement are cumulative and are not exclusive of any rights or remedies which either party would otherwise have.

         10.11 Definition of SSLIC's Knowledge. For the purposes of this Agreement, the knowledge of SSLIC shall be deemed to be limited to the actual knowledge of the individuals identified on Schedule 10.11 delivered to Security National Life.

         10.12 Definition of Security National Life's Knowledge. For the purposes of this Agreement, the knowledge of Security National Life shall be deemed to be limited to the actual knowledge of the individuals identified on
Schedule 10.12 delivered to Security National Life.

         10.13 Attorney's Fees. In the event any party hereto institutes litigation to enforce its rights or remedies under this Agreement, the party prevailing in such litigation shall be entitled to receive an award from the non-prevailing party of the prevailing party's reasonable attorney's fees and costs incurred in connection with such litigation. The foregoing shall include reasonable attorney's fees and costs incurred at trial, on any appeal and in any proceeding in bankruptcy.

         10.14 Consent to Jurisdiction. Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Utah located in the County of Salt Lake, and of the United States District Court for the Central District of Utah for purposes of any suit, action, or proceeding relating to this Agreement or the Plan of Merger (a "Related Proceeding") and irrevocably waives, to the fullest extent it may effectively do so, (i) any objection it may have to the laying of venue of any Related Proceeding in any such court, and
(ii) the defense of an inconvenient forum to the maintenance of any Related Proceeding in any such court.

         10.15 Cross References. Unless additional information is provided or the content clearly requires otherwise, references to a specified Article or Section shall be construed to mean a reference to the specified Article or Section of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

                                      SECURITY NATIONAL LIFE
                                      INSURANCE COMPANY


                                      By: /s/ George R. Quist
                                          --------------------------------------
                                          George R. Quist, Chairman and
                                          Chief Executive Officer


                                      SSLIC HOLDING COMPANY



                                      By: /s/George R. Ouist
                                          --------------------------------------
                                          George R. Quist, Chairman and
                                          Chief Executive Officer

                                      SOUTHERN SECURITY LIFE
                                      INSURANCE COMPANY


                                      By: /s/Scott M. Ouist
                                          --------------------------------------
                                          Scott M. Quist, President and
                                          Chief Operating Officer

                                   Appendix B
                                   ----------



                               FAIRNESS OPINION

                    FAIRNESS TO THE UNAFFILIATED SHAREHOLDERS
                       OF SOUTHERN SECURITY LIFE INSURANCE
                        COMPANY OF THE PROPOSED PURCHASE
                       OF THEIR STOCK BY SECURITY NATIONAL
                              FINANCIAL CORPORATION



                                  PREPARED BY:



                           HOULIHAN VALUATION ADVISORS



                                 AUGUST 25, 2004



                                 August 25, 2004



Board of Directors
Security National Financial Corporation
5300 South 360 West, Suite 250
Salt Lake City, Utah  84123

Board of Directors
Southern Security Life Insurance Company
755 Rinehart Road
Lake Mary, Florida  32746

         Re: Transactional Fairness Opinion

Dear Board Members:

         You have requested Houlihan Valuation Advisors ("HVA") to express an opinion ("the Opinion") as to the fairness to the unaffiliated shareholders ("the Unaffiliated Shareholders") of Southern Security Life Insurance Company ("Southern Security" or "the Company") of the proposed acquisition by Security National Financial Corporation ("Security National") of minority interests in the common stock of Southern Security held by the Unaffiliated Shareholders ("the Transaction"), assuming the Transaction is consummated as proposed. More specifically, the Opinion addresses the fairness of the Transaction to the
Unaffiliated Shareholders; e.g., that the Unaffiliated Shareholders are receiving adequate consideration in the Transaction in exchange for the sale of their common stock in the Company, and that the Transaction is fair to the Unaffiliated Shareholders from a financial point of view. The Opinion is as of August 25, 2004 and is valid as of that date.

Description of the Transaction
------------------------------

         As of the date of the Opinion, Southern Security had a total of 2,105,235 shares of common stock outstanding, of which 1,614,419 shares (or 76.7% of the total shares outstanding) were effectively owned by Security National (comprised of 406,635 shares or 19.3% of the total shares outstanding owned directly by Security National and 1,207,784 shares or 57.4% of the total shares outstanding owned by Security National's wholly-owned subsidiary, SSLIC Holding Company, Inc.). The remaining 490,816 shares of Southern Security common stock (or 23.3% of the total shares outstanding) were owned by 1,246 other shareholders of record, primarily individuals holding small blocks of the Company's stock. None of these shareholders owned as much as 5% of the Company's outstanding common shares.

         It is our understanding that Security National will make an offer to acquire all 490,816 shares of the common stock of Southern Security not already owned by Security National and SSLIC Holding Company, Inc. The offering price will be $3.84 per share, payable in cash.

Review and Analysis Leading to Opinion
--------------------------------------

         In connection with the Opinion, we have made such analyses, reviews and inquiries as we have deemed necessary and appropriate under the circumstances. These analyses have included but are not limited to a valuation analysis of Southern Security, in which we estimated the fair market value of minority interests in the common stock of the Company utilizing the book/liquidation value, transaction value, market value, and income value methods of valuation.

         The above referenced valuation analysis is contained in a report ("the Valuation Report") prepared by us entitled "Valuation of Southern Security Life Insurance Company as of June 30, 2004". The Valuation Report is available for review at the offices of Security National. The Valuation Report includes (i) a background and description of Southern Security; (ii) a June 2004 national economic overview and outlook; (iii) an overview of the life insurance industry;
(iv) a financial review of the Company; and (v) the valuation analysis of the Company's common stock.

         In preparing the Valuation Report and the Opinion, we reviewed a number of documents, including but not limited to the following:

(1) Forms 10-K (including audited financial statements) for Southern Security for the years ended December 31, 1999 through 2003.

(2) Forms 10-Q (including unaudited financial statements) for Southern Security for the quarters ended March 31, 2003, March 31, 2004, and June 30, 2004.

(3) Annual Statements of the Southern Security Life Insurance Company of Lake Mary in the State of Florida to the Insurance Department of the State of Florida for the years ended December 31, 2001 through 2003.

(4) Minutes of Southern Security's Board of Directors meetings over the July 2000 to May 2004 period.

(5)      Proxy statement for Southern Security, dated June 3, 2003.

(6)      Statement  of  Actuarial   Opinion/Asset  Adequacy  Test  for  Southern
         Security as of December 13, 2003.

(7) The Administrative Services Agreement between Southern Security and Security National, dated December 17, 1998.

(8) A chronology of Security National's acquisitions of the common stock of Southern Security over the December 18, 1998 to January 29, 2003 period.

(9)      Correspondence  from  NASDAQ  relating  to  noncompliance   issues  for
         continued listing of the common stock of Southern Security on the NASDAQ SmallCap Market.

(10) 1999 Financial Examination of Southern Security prepared by the State of Florida Department of Insurance and response to such Financial Examination prepared by Company management.

(11)     Southern Security shareholder list as of December 31, 2003.

(12) Appraisal of Southern Security's corporate office building and land located in Lake Mary, Florida as of July 11, 1996.

(13) Daily closing stock price and trading volume data for Southern Security common stock for the period July 1, 2001 through August 25, 2004.

(14)     Various  publicly   available   economic  and  financial   information,
         including but not limited to data on Southern Security and other publicly traded life insurance companies.

         In preparing the Valuation Report and Opinion, the following analytical procedures, among others, were conducted:

(1) Discussions were conducted with certain members of the management teams of Southern Security and Security National, as well as with legal counsel for Security National.

(2) A review of the national economy and the life insurance industry was conducted.

(3)      A financial review of Southern Security was conducted.

(4) Certain income statement forecasts and accompanying assumptions were prepared and reviewed with management of Southern Security.

(5) A review of historical market prices and trading volume of Southern Security common stock was conducted.

(6) A review and analysis of market data for publicly traded life insurance companies relative to financial ratios, market value ratios, and value multiples was conducted.

(7) Generally recognized financial analysis and valuation procedures were undertaken to ascertain reasonable ranges of fair market value for minority interests in the common stock of Southern Security, as well as to arrive at a final value estimate for such common stock.

(8) Various other information was reviewed and analyzed and other analyses were performed as deemed appropriate.

Limiting Conditions
-------------------

         The Opinion is subject to the following limiting conditions:

         In conducting our analyses, preparing the Valuation Report, and rendering the Opinion as expressed herein, we have taken into account general economic, monetary, political, market, and other conditions, as well as our experience in connection with similar transactions and securities valuation generally. The Opinion is based on all such conditions as they exist currently and can be evaluated on the date hereof. Existing conditions are subject to rapid and unpredictable changes, and such changes could impact the Opinion. The Opinion does not constitute a recommendation of the Transaction over any alternative transactions that may be available to the Unaffiliated Shareholders, and does not address Security National's underlying business decisions to effect the Transaction.

         In rendering the Opinion, we did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning Southern Security furnished to us by Company management. We have assumed that all such information is reasonably complete and accurate. It is beyond the scope of the Opinion to verify the accuracy of such information, and we make no representation as to its accuracy. We have further relied on assurances made by Southern Security management that they are not aware of any facts that would make such financial or other information relating to the Company inaccurate or misleading.

         Publicly  available  information  utilized in  formulating  the Opinion
(e.g., economic, industry, statistical, and/or investment information) was obtained from sources deemed to be reliable. It is beyond the scope of the Opinion to verify the accuracy of such information, and we make no representation as to its accuracy.

         Southern Security management has represented to us that there has been no material change in the assets, financial condition, results of operations, business, or prospects of the Company from the date of the Company's most recent Form 10-Q filing (June 30, 2004) to the August 25, 2004 date of the Opinion. The Opinion is necessarily based upon market, economic, and other conditions, as well as the information made available to us, as of the date of the Opinion.

         We have no present or intended interest in either Southern Security or Security National. Our fees for the Opinion are based on professional time charges and a charge for our Opinion, and are in no way contingent upon the final conclusions derived or Opinion reached.

         The Opinion is intended only for the specific use and purpose stated herein. It is intended for no other uses, is not to be relied upon by others, and is not to be published, copied, or given to unauthorized persons without our express written consent. However, notwithstanding the foregoing, we consent to a description of, an accurate summarization of, and/or the inclusion of the text of both the Valuation Report and the Opinion in any filing required to be made by either Southern Security or Security National with the Securities and Exchange Commission in connection with the Transaction, as well as any materials to be delivered to the shareholders of Southern Security (e.g., a proxy statement) in connection with the Transaction, provided that any such description, summarization, or inclusion shall be subject to our prior review and approval, which shall not be unreasonably withheld. Any summary of, or reference to, the Valuation Report or the Opinion, any verbal presentation with respect thereto, or other references to us in connection with the Transaction will be subject to our prior review and written approval. Neither the Valuation Report nor the Opinion is to be used for any purpose other than in connection with the Transaction.

         The Opinion and information contained therein are valid only for the stated purpose and date of the Opinion, and should in no way be construed to be investment or loan advice.

         The Opinion is expressly not intended to serve as a solvency opinion relating to the Transaction, and nothing contained herein should be construed as such. It is beyond the scope of the Opinion to render any opinion relative to the solvency or insolvency of either Southern Security or Security National either prior to or following the Transaction.

         We do not purport to be a guarantor of value. Valuation is an imprecise science, with value being a question of informed judgement, and reasonable persons can differ in their estimates of value. We do certify that the Opinion and the underlying valuation analyses were conducted and the conclusions arrived at independently using conceptually sound and commonly accepted methods of valuation.

         This engagement is limited to the production of the Opinion and the conclusions contained therein. We have no obligation to provide future services (e.g., expert testimony in court or before governmental agencies) related to the contents of the Opinion unless arrange-ments for such future services have been made.

         We express no opinion on legal, regulatory, tax, or accounting matters related to the Transaction.

         We have not been requested to, nor did we solicit, third party indications of interest in acquiring all or any portion of the common shares of Southern Security proposed to be acquired from the Unaffiliated Shareholders by Security National in the Transaction. Furthermore, we have not negotiated the Transaction or advised either Southern Security or Security National with respect to it or alternatives to it.

Fairness Conclusion and Opinion
-------------------------------

         Based upon the foregoing and in reliance thereon, it is our opinion that the Transaction as proposed is fair to the Unaffiliated Shareholders of Southern Security from a financial point of view, assuming that the Transaction is consummated as proposed. It is our further opinion that the Unaffiliated Shareholders are receiving adequate consideration in the Transaction in exchange for the sale of their common stock in the Company.

         It is our understanding that the Board of Directors of both Southern Security and Security National have made their own independent investigation of the Transaction, and that their decision to participate in the Transaction is based primarily on such investigation. Delivery of the Opinion to the Directors is subject to the conditions, limitations, and assumptions set forth herein.

         We reserve the right, in the event that events or facts subsequent to the date of the Opinion become known which have a material impact on the value of minority interests in the common stock of Southern Security, to supplement or withdraw the Opinion.

                                                     Houlihan Valuation Advisors

                                                        /s/ David Dorton

                                                     by:  David Dorton, CFA

                                   APPENDICES

                                   APPENDIX A


                           PROFESSIONAL QUALIFICATIONS


                                DAVID DORTON, CFA

                              DAVID L. DORTON, CFA


Professional Designations     Chartered Financial Analyst (CFA)


Academic Degrees              B.S., University of Utah, Finance, Magna Cum Laude
                              M.B.A., University of Utah


Employment                    Houlihan Valuation Advisors
                              Principal - 1986 to Present

                              Houlihan Valuation Advisors provides professional services relative to business valuations, fairness and solvency opinions, economic loss analyses, and other valuation and economic issues. The firm has offices in Atlanta, Chicago, Denver, Indianapolis, Kansas City, Las Vegas, Los Angeles, Miami, Orange County, Salt Lake City, San Francisco, and Washington, D.C.

                              Wasatch Advisors Consulting Group
                              Managing Analyst - 1984 to 1986

                              Wasatch Advisors provides investment advisory services. Wasatch Advisors Consulting Group provided corporate valuation, financial analysis and consulting services.

                              JPS Financial Consultants
                              Financial Analyst - 1981 to 1984

                              JPS  Financial   Consultants   provided  corporate
                              valuation and financial analysis services.

Experience                    Has  valued  over  one  thousand   privately  held
                              companies  and  businesses  since 1981, as well as
                              being  a   financial   consultant   for   numerous
                              companies.   Has   prepared   numerous   valuation
                              studies,   analyzed   the   relative   merits   of
                              merger/acquisition    proposals,    analyzed   and
                              prepared  opinion  letters as to the  fairness  of
                              such  proposals,   prepared   solvency   opinions,
                              prepared  ESOP  feasibility   studies,   and  been
                              involved in a wide array of other financial analysis and consulting activities for clients.
                              Has served as an expert witness on valuation, economic and financial matters in federal and state district courts on numerous occasions.

Professional Societies        Salt  Lake  City  Society  of  Financial  Analysts
                              Association for Investment Management and Research

Other                         Past  President,  American  Society of Appraisers,
                              Salt Lake City Chapter
                              Who's Who of Emerging Leaders in America
                              Who's Who of Finance
                              Board of Directors, Utah Golf Association

Speaking                      Engagements Has  participated in many seminars and
                              has  spoken  on   valuation   issues  on  numerous
                              occasions.

                                   APPENDIX C
                                   ----------



                 SECTIONS 607.1301, 607.1302 AND 607.1320 OF THE
                        FLORIDA BUSINESS CORPORATION ACT



607.1301. Dissenters' rights; definitions

         The following definitions apply to ss. 607.1302 and 607.1320:

         (1)  "Corporation"  means the issuer of the shares held by a dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.


607.1302. Right of shareholders to dissent

         (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:

         1. If the shareholder is entitled to vote on the merger, or

         2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

         1. Altering or abolishing any preemptive rights attached to any of his or her shares;

         2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

         3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

         4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

         5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

         6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

         7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

         (2) A shareholder  dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

         (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

         (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


607.1320. Procedure for exercise of dissenters' rights

         (1)(a) If a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

         1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

         2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

         (b) If proposed  corporate action creating  dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

         (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a) Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

         (5)  Within  10 days  after  the  expiration  of the  period  in  which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

         (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer may arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.